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MERRILL LYNCH SERIES FUND, INC.
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THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") US TREASURY SECURITIES, SERIES A, B,
C, D, E, F, G, H, I, J, K AND L

2001 ANNUAL REPORT
DECEMBER 31, 2001
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MERRILL LYNCH SERIES FUND, INC.
DECEMBER 31, 2001--ANNUAL REPORT
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DEAR SHAREHOLDER:

We are pleased to submit this annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserves Portfolio, can be found in the tables on pages 13-17 of this report to shareholders.

BALANCED CAPITAL STRATEGY PORTFOLIO

US equity markets proved extremely volatile during the fiscal year as investors struggled to discern trends in economic growth and corporate earnings prospects while digesting the impact and implications of the war on terrorism. The events of September 11 appeared to exacerbate an already weak economic and corporate profit environment, pushing the US economy into a full blown recession and precipitating further significant reductions in earnings expectations and equity prices. Indeed, the equity markets appeared trapped in a vicious circle of lower earnings, lower valuations and lower prices. The benchmark unmanaged Standard & Poor's (S&P) 500 Index declined a near-record 15% for the quarter ended September 30, 2001, including its largest one week decline since the Great Depression in the immediate aftermath of the terrorist attacks. The technology-laden NASDAQ Composite Index dropped a stunning 31%.

However, by the end of the fiscal year, equity markets posted strong gains with most major indexes enjoying double-digit returns. Strong buying interest was encouraged by a combination of early reports that the massive fiscal and monetary stimulus underway had begun to take effect, stable interest rates, lower stock prices and military successes. Positive data on employment, leading indicators and order trends complimented evidence of corporate earnings stability to produce solid results.

Our asset allocation position at December 31, 2001 showed 66.9% of portfolio net assets invested in equities, 30.3% in fixed-income securities and 2.8% in cash equivalents. This compares to 65.5% in equities, 31.9% in fixed-income securities and 2.2% in cash equivalents at June 30, 2001. We remain confident in the soundness of the strategy we adopted in the summer of 2001 of increasing our equity exposure, as well as our position in more economically sensitive securities. From an economic perspective, evidence that Federal Reserve Board actions have combined with government fiscal stimulus to precipitate an accelerated pace of economic growth provide a much more favorable backdrop for equities. Furthermore, the attractive relative valuations in many economically sensitive stock groups suggest this is where the best current investment values reside. Historically, a confluence of favorable monetary, psychological and valuation indicators such as exists today is rare and typically represents a very significant turning point for equities. We therefore believe this is an appropriate time to position the portfolio to take advantage of this opportunity.

We continued to adjust our holdings during the period in response to ongoing price volatility. Within the equity portfolio, we further increased our exposure to the industrial sector as we believe companies such as Honeywell International Inc. and Nucor Corporation will be prime beneficiaries of a resumption of economic growth and are attractively valued. We added to our energy holdings in the belief that current commodity and stock price weakness present attractive long-term opportunities in companies such as El Paso Corporation, The Williams Companies, Inc. and ChevronTexaco Corporation. Selected media names such as Liberty Media Corporation and Tribune Company were also added in anticipation of a better advertising climate in 2002. We reduced exposures in selected technology and consumer cyclical segments where recent dramatic price appreciation has made stocks like Sanmina/SCI Systems, Inc., The Home Depot, Inc. and Starwood Hotels & Resorts Worldwide, Inc. relatively less attractive. We also eliminated a number of disappointing investments in companies like the Interpublic Group of Companies, Inc. and Quest Communications International Inc., where results failed to match expectations.

Within the fixed-income portfolio, we continued to increase our corporate bond exposure to capture higher yields. At period end, investment-grade corporate bonds represented 67.2% of

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fixed-income assets, high-yield corporate bonds 8.4% and US Treasury securities
24.4%. This compares to 44.2% in investment-grade corporate bonds, 3.7% in high-yield corporate bonds and 52.1% in US Treasury securities at June 30, 2001. Although average quality ratings declined from Aa3/AA- to A3/A-, average yield-to-maturity increased 71 basis points to 7.15%.

The year 2001 continued to be characterized by the unwinding of the economic and financial market excesses of the late 1990s. The first US economic recession in a decade began in March as slowing global demand and excess capacity produced weak corporate profits, precipitating sharp reductions in capital spending, inventories and employment. International economies followed the United States lower which, combined with the strength of the US dollar, sharply reduced the level of export activity. However, consumer spending remained relatively solid, benefiting from lower interest rates, energy prices and home refinancings, though consumers were extremely price sensitive. The Federal Reserve Board responded aggressively to this economic weakness, reducing short-term interest rates 11 times during the year for a total of 475 basis points (4.75%) and to the lowest level since 1961. Combined with increased Government fiscal stimulus from tax cuts and higher spending, the economy began to exhibit stability towards year end with many economists anticipating a resumption of economic growth by mid-year 2002.

The equity market produced another year of negative returns with most major indexes declining by over 10%. This represents the first occurrence of consecutive years of negative returns for the market since 1974. After an early rally in response to the onset of the Federal Reserve Board's interest rate cuts, the reality of weak economic growth and poor corporate profit performance exerted severe downward pressure on stock prices through the fall, culminating in the massive sell-off subsequent to the September 11 terrorist attacks. However, by December 31, 2001, the markets had begun to recover in response to evidence of economic improvement.

For the year ended December 31, 2001, the Fund's Class A Shares had a total return of -6.76%. The S&P 500 Index posted a -11.87% total return, while the NASDAQ Composite posted a -21.05% total return for the same 12-month period. Value issues nominally outperformed growth issues as the S&P Barra Value Index declined 11.7%, while the S&P Barra Growth Index fell 12.7% for the year ended December 31, 2001. As in 2000, bonds proved to be the asset class of choice in 2001 with the Merrill Lynch Domestic Bond Master Index providing a +8.3% total return for the year ended December 31, 2001. Our bonds outperformed the Index while our equities underperformed the Index. Within the equity portfolio, positive contributions from our positions in health care, consumer and basic industry companies were more than offset by weakness in the technology, energy and banking sectors. Within the fixed-income portfolio, we benefited from a longer-than-average duration in a declining interest rate environment as well as from our concentration in higher-yielding corporate securities.

CAPITAL STOCK PORTFOLIO

Capital Stock Portfolio invests primarily in a diversified portfolio of equity securities of large cap core companies that Portfolio management selects from among those included in the Russell 1000 Index. Our investment process attempts to add value to the Portfolio through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

For the six-month period ended December 31, 2001, the Portfolio's total return was -3.96%. On a relative basis, however, the Portfolio maintained 185 basis points (1.85%) of outperformance compared to its unmanaged benchmark, the Russell 1000 Index, which returned -5.81% for the same six-month period. While absolute performance in the markets has been difficult during the last six months, we used this period to hold on to our earlier gains in performance compared to our benchmark and our competitive peer groups. The largest significant positive contributors to performance were stock selection in consumer discretionary (AutoZone, Inc. and Office Depot, Inc.) and stock selection in information technology. The largest detractors

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to performance were an underweight position in consumer staples and stock selection in finance. For the 12-month period ended December 31, 2001, the Portfolio returned -9.97%. Again, despite this negative absolute return, on a relative basis the Fund was 248 basis points ahead of its benchmark, the Russell 1000 Index, which returned -12.45% for the same period.

After moving somewhat more cyclical in the Portfolio during the late summer and early fall, the Portfolio has been somewhat more defensive once again. During the period, we added to health care and consumer staples and reduced weightings in energy and financials. Our largest purchases included Ivax, CSX Corporation, National City Corporation, The Procter & Gamble Company, Raytheon Company and Reebok International Ltd. Largest sales included Fannie Mae, HCA--The Healthcare Corporation, Raytheon and May Department Stores. We continue to concentrate on sectors and stocks with near-term earnings deliverability and reasonable valuations. As a result, we are above benchmark weights in consumer discretionary and health care and below benchmark weights in information technology and financial sectors. We remain tilted toward the lower end of the permissible capitalization range, anticipating continued outperformance of mid cap and large cap securities relative to mega cap securities.

We believe the worst bear market in a generation ended on September 21, 2001 following the tragic events of September 11. With the major averages declining more than 30% from their 2000 peak levels, the technology-heavy NASDAQ fell by more than 70% as the bubble burst. While a first quarter correction is likely, the magnitude of the cyclical policy responses should support further upward price momentum. Hopefully, volatility will subside somewhat from the record-setting levels of 2000 and 2001. Significant changes occurred within the Portfolio during the latter half of the period (post-September 11) as the market physically shifted from defense to offense. While we expect economic recovery to unfold in 2002, we believe the market is somewhat ahead of fundamentals.

CORE BOND STRATEGY PORTFOLIO

As we entered 2001, it seemed almost inconceivable that the US economy would enter a recession given the strong performance of the economy in 1999 and 2000. In fact, in the United States growth was as strong as 5.6% in the second quarter of 2000 and 4.1% for the year, while global growth was a solid 4.6%. However, as the US economy slowed, corporations began to dramatically cut capital investment and a series of events began to unfold that led to massive corporate restructurings. This restructuring resulted in corporations acting aggressively to reduce costs and improve margins. Business inventories were reduced by $125 billion in the first three-quarters of the year and the unemployment rate rose almost 2% from 3.9% to 5.8%. The manufacturing sector also continued to deteriorate as The National Association of Purchasing Managers Index declined to
39.82 at October 31, 2001. In addition, business and consumer confidence plunged and retail sales also showed huge declines. As the year came to a close, some of these indicators have rebounded off their lows.

In response to the economy's weakness, both the Federal Reserve Board and Congress implemented an unprecedented double dose of monetary and fiscal stimulus. As the economy slowed and officially entered a recession in March, according to the National Bureau of Economic Research, the Federal Reserve Board implemented a program of monetary easing that lowered the Federal Funds overnight lending rate from 6.5% to 1.75%. As expected, the aggressive easing led to a dramatic steepening of the yield curve as two-year Treasury rates plunged more than 200 basis points (2.00%) from 5.15% to 3%, while the 30-year Treasury bond ended up virtually unchanged from beginning year levels (5.44% to 5.47%). Surprisingly, the housing market held up very well as demand for new and existing homes remained strong throughout the year. With the benchmark 10-year Treasury note dropping approximately 80 basis points from the start of the year, mortgage rates followed suit, thereby providing the consumer with the financial impetus to seek out home ownership. Congress also reacted remarkably quickly in passing a tax cut to be phased in over six years and a tax rebate that injected $40 billion into consumers pockets. Congress also implemented a $65 billion ($15 billion to the airline industry and $50 billion to general business) emergency relief package after the tragic events of September 11 to those industries directly affected by the terrorist attacks. This fiscal policy shift, along with the weak economy, has caused the government to

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become a net borrower as opposed to a net lender.

During the 12-month period ended December 31, 2001, Core Bond Strategy Portfolio had a total return of +7.83%, compared to +8.44% for the unmanaged Lehman Brothers Aggregate Bond Index. While the Fund's broad sector selections worked well during the period (our overweighted position in corporates and underweight in mortgages), individual security selection within the corporate sector produced inconsistent results and accounted for the majority of the performance shortfall.

As we entered 2001, and in line with the new prospectus guidelines, corporate holdings were reduced with proceeds invested in the Government and mortgage-backed markets. Specifically, we reduced corporate holdings to 40% of total assets, while Treasury and mortgage holdings were raised to 25% and 15%, respectively. Relative to the Lehman Brothers Aggregate Bond Index, this represented an overweight in corporates, a neutral position in Treasury issues and agency securities, and an underweight in mortgages. It was our belief that the accommodative monetary policy of the Federal Reserve Board would benefit both the Treasury and corporate sectors, while mortgages would come under pressure as refinancing activity accelerated. By mid-period, and given our belief that prepayment speeds had peaked and volatilities would slow, we sold Treasury securities and used the proceeds to purchase higher coupon collateral. At that point, we brought the Fund's mortgage-backed securities (MBS) allocation up to modest market underweight.

With respect to the corporate sector, we kept a 10%-15% overweight in this sector given favorable technical factors and attractive spreads. Throughout the fiscal year, investment emphasis for our corporate allocation was founded on our desire to focus on the larger, more liquid global issues rather than seeking yield in the more speculative sectors. In this case, we were willing to forgo incremental yield in exchange for enhanced liquidity. In early May, we began the process of re-balancing industry sub-sector exposure to better reflect the composition of the corporate component of the Lehman Brothers Aggregate Bond Index. In this way, the major issuers within each sub-sector would be identified, relative value/credit fundamentals assessed and overweighted/underweighted positions determined in a consistent manner. This strategy remained in place throughout the final quarter.

With respect to security-specific issues, we added to positions in several sectors including energy-related industries, electric and gas utilities, defense contractors, life insurers, cable/media companies, telecommunications and domestic banks. In all cases, we were either positive on the outlook for that sector and/or had a favorable view on the prevailing operating picture with respect to interest margins and cash flows factors. On the sell side, we continued to liquidate some of our positions in several industries including, consumer finance companies, railroads, auto manufacturers, hotel and lodging and airlines. In this case, we believe operating margins will remain under pressure, which in turn will weaken cash flow positions. Those sectors we continued to avoid for the most part included property and casualty insurers, tobacco, metals and mining, auto part manufacturers and gaming and leisure. While the corporate market was riddled with issuers experiencing ratings downgrades and deteriorating credit fundamentals, we were able to avoid the majority of negative credit events during the year. Unfortunately, the few credits the portfolio held that experienced price erosion exacted a material toll on the Fund's performance during 2001.

The Fund's credit-related non-corporate holdings continue to be dominated by commercial MBS and home equity asset-backed securities. In the case of our Treasury and Federal Agency strategy, we concentrated on even distribution along the curve, and favored bullet securities over callable issues. Lastly, the Fund's mortgage exposure came primarily in the form of agency pass-through securities, with an occasional foray into the collateralized mortgage obligation market when spreads and market conditions warranted that type of investment.

In the near term, we will continue to emphasize spread product, as we expect Treasury and agency securities to underperform within the context of a rebounding economy, increase in Treasury debt to finance the budget deficit and the shift in Federal Reserve Board monetary policy to a neutral position. While corporate spreads have lately come under significant pressure following the fallout created by the Enron situation, we believe that additional spread com-

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pression will occur as corporations deleverage their balance sheets and operating results begin to marginally improve during 2002. Additionally, given our outlook relative to the shape of the yield curve and the implied impact on mortgage refinancing activity, we believe that the yield advantage MBS offer is likewise compelling and therefore will be an important component of investment strategy.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

For the 12-month period ended December 31, 2001, Fundamental Growth Strategy Portfolio had a total return of -18.81%, compared to a total return for the Lipper Large-Cap Growth Funds Average of -22.91%.

The primary reason for the overall total negative investment return was the downtrend in US stock market values during the 12 months ended December 31, 2001. Professional economic and business forecasters have officially defined the US economy as entering a recession starting in March 2001, which is the first serious absolute decline in business conditions and corporate profits in over a decade. The Portfolio outperformed the Lipper Large-Cap Growth Funds Average because we have focused equity investments on companies in the retailing and health care industries. The three retail stocks among the ten largest investments at December 31, 2001 were Wal-Mart Stores, Inc., The Home Depot, Inc. and Lowe's Companies, Inc.; each experienced a positive and relatively meaningful price appreciation return for the year ended December 31, 2001.

During the second half of the fiscal year, we eliminated all stock investments in technology companies with the exception of Electronic Data Systems Corporation. Also, we eliminated equity holdings, at the same time in early August 2001, in the energy sector including Enron Corporation and the Fund's investments in the energy equipment and services industry. We became progressively more negative about US business conditions. Consequently, we shifted the focus stocks in companies where we believed that revenue and earnings would have a better chance of being maintained if overall the manufacturing and technology sectors of the US economy continued to contract, as they had during the first half of calendar 2001.

The Federal tax rebate program in July and August, 2001 as well as legislation for a lower minimum federal tax rate in calendar year 2002 appears to have started an upturn in the real growth of consumer spending. Increased stock valuations of most of the retailers in the Portfolio during the second half of 2001 appears to be a result of increased real consumer spending from rising after-tax incomes, lower residential mortgage and other consumer finance rates and a recovery in consumer confidence after the terrorist attacks on the United States on September 11, 2001.

GLOBAL ALLOCATION STRATEGY PORTFOLIO

The 12-month period ended December 31, 2001 was characterized predominately by a broad-based decline in the global economy. In our last letter to shareholders, we detailed the investment environment of the first six months of this one-year period. Specifically, in the first half of the Fund's fiscal year, credit markets deteriorated, oil prices fell from their highs of late 2000, corporate earnings demonstrated continued weakness, corporations delivered revised guidance for weaker future performance, unemployment rose, consumer confidence fell and all major world equity indices declined. These recessionary themes continued and intensified in the six months ended December 31, 2001.

Stocks regained some of their losses from the first quarter of 2001 in an April rally and then gradually began to give back what they had recovered, in many instances falling back below their March lows by the end of July. The summer of 2001 proved to be a very challenging time in all world markets. In July, the government reported that the US economy grew in the second quarter at the slowest rate since 1993. The financial challenges of July and August persisted into the beginning of September as most equity markets continued a sustained and deep sell-off. On September 11, 2001, the terrorist attacks against the United States imposed a new benchmark for all financial discussion--the world before the attacks and the world after. As US markets remained closed for four days, it became clear that this attack against America would be keenly felt by financial investors all over the world. US, European and Pacific Basin markets reacted with sharp declines. Although they ultimately recovered from their lows of late September by December 31, 2001, most world equity markets posted negative returns for the 12 months ended December 31, 2001. Specifically, the unmanaged
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Standard & Poor's (S&P) 500 Index had a total return of -11.87%, the unmanaged
NASDAQ Composite Index had a return of -21.05%, the Dow Jones STOXX Europe 50 Index had a total return of -18.59% and the Nikkei had a total return of -22.96% for the period.

The Federal Reserve Board carried out 11 interest rate cuts during the year, pushing its target overnight interest rate 475 basis points (4.75%) lower to 1.75% from 6.50%. Initially, highly accommodative monetary policy appeared to dispel concerns that arose late last year over high corporate debt levels and deteriorating cash flows. As the economy continued to slow, these fears were revived, particularly within the telecommunications sector where bankruptcies and liquidity concerns frightened investors. Renewed turbulence in emerging markets debt, driven by a foreign exchange crisis in Turkey and rising default fears in Argentina, were also to blame for widening credit spreads. Despite the shrinking of yield differentials with most other major economies and stubbornly high trade deficits, the US dollar remained surprisingly strong as investors continued to prefer the United States to other markets.

During the 12 months ended December 31, 2001, Global Allocation Strategy Portfolio had a total return of -8.43%. The Portfolio's performance as compared to its Reference Portfolio and its Lipper peer group of Global Flexible Funds improved as the year progressed. In March of this year, a supplement was filed with the Securities and Exchange Commission amending the investment restrictions contained in the prospectus of this Fund. The changes broadened the Fund's investment possibilities to include, among other things, investments in bonds and convertible instruments rated investment grade or below. The Fund also began to be measured against a new composite index or Reference Portfolio. This benchmark is comprised of a 36% weighting in the S&P 500 Index, 24% weighting in the Financial Times/S&P--Actuaries World Index (ex-US), 24% weighting in Merrill Lynch Treasury Index GAO5 (5-year US Treasury Bond), and a 16% weighting in Salomon Brothers World Government Bond Index (ex-US).

The Portfolio underperformed the Reference Portfolio, which had a total return of -7.79% for the 12-month period ended December 31, 2001. The Fund outperformed its historic benchmark, Morgan Stanley Capital International World Index, which lost -16.82% for the year. The Fund's return for the 12 months ended December 31, 2001 exceeded the return of each equity component of its Reference Portfolio, but lagged the returns of the fixed-income components of its Reference Portfolio for the period. Specifically, for the fiscal year, the Reference Portfolio's components performed as follows: the unmanaged S&P 500 Index returned -11.87%; the unmanaged Financial Times/S&P--Actuaries World Index (Ex-US) returned -19.91%; the Merrill Lynch Treasury Index GA05 returned +7.51%; and the unmanaged Salomon Brothers World Government Bond Index (Ex-US) returned -3.54%.

One of our goals in managing the Portfolio is to perform relatively well during periods of market weakness. The Portfolio did perform relatively well during the extremely challenging last four months of 2001. Through the year, we moved to align the Portfolio more closely with its new benchmark. Beginning in March 2001, we began to reposition the Portfolio in more value-oriented companies. This contributed to the Portfolio's outperformance of most world equity markets for the 12-month period ended December 31, 2001. In the last six months of the fiscal year, we took advantage of lower equity prices and committed some cash to both equities and bonds. The Portfolio's exposure to US equities changed very little in the last six months of the year, decreasing slightly from 35.05% of net assets as of June 30, 2001 to 34.99% of net assets as of December 31, 2001, however, many of the individual holdings accounting for this exposure did change during this period. The Portfolio increased its European equity exposure from 8.95% as of June 30, 2001 to 11.49% as of December 31, 2001. Notably, in September we added European equity market exposure by buying individual securities and stock index futures, thereby reducing our underweighted position in European stock markets.

During the last six months of the year, the Portfolio took advantage of lower prices and more attractive valuations by adding several new US corporate bonds. The Portfolio's exposure to US corporate bonds increased from 4.23% as of June 30, 2001 to 6.31% of net assets as of December 31, 2001. Consequently, as a result of the Portfolio's equity and fixed-income purchases, cash reserves were reduced from

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10.58% of net assets as of June 30, 2001 to 7.70% of net assets at December 31,
2001.

With 63.40% of net assets invested in equities at December 31, 2001, the Portfolio is overweight compared to its Reference Portfolio equity weighting of 60%. US and Canadian equity holdings represent 35.6% of net assets, European stocks represent 11.6% of net assets and Pacific Basin stocks account for 14.6% of net assets. The Fund is underweighted in fixed-income securities with 28.9% of the Portfolio invested in bonds worldwide as compared to its Reference Portfolio weighting of 40%. This includes 2.6% of the Portfolio's net assets, which were invested in convertible securities even though some of these securities may tend to perform somewhat like equities. It also includes 1.9% of the Portfolio's net assets invested in fixed-income securities of non-US issuers denominated in US dollars, as well as 18.7% of net assets invested in non-US dollar-denominated fixed-income securities. 18.2% of the Portfolio was invested in high-quality Euro-denominated bonds as of December 31, 2001. On December 31, 2001, the Portfolio's net weighting in the US dollar was 57.9%, including both US dollar-denominated assets and the portion of non-US assets hedged back into dollars. The Portfolio's exposure to the euro was 27.3% of net assets as of December 31, 2001.

SUMMARY OF FUND'S OVERALL ASSET EXPOSURE

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                                PERCENT OF    REFERENCE
                                  FUND'S      PORTFOLIO
AS OF 12/31/2001                NET ASSETS   PERCENTAGES
--------------------------------------------------------
North & South American
  Equities....................     37.2%         36%
European Equities.............     11.6          11
Pacific Basin Equities........     14.6          13
TOTAL EQUITIES................     63.4*         60
US Dollar Denominated Fixed-
  Income Securities...........      9.6          24
  US Issuer...................      7.4          --
  Non-US Issuer...............      2.2          --
Non-US Dollar Denominated
  Fixed-Income Securities.....     19.3          16
TOTAL FIXED-INCOME
  SECURITIES..................     28.9          40
CASH & CASH EQUIVALENTS.......      7.7**        --
--------------------------------------------------------

 * Includes value of Financial Futures Contracts.
** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

HIGH YIELD PORTFOLIO

The six months ended December 31, 2001 was a volatile period for the financial markets, and the high-yield sector was no exception. In the aftermath of the terrorist attacks, September's return was one of the worst in the history of the asset class. However, aided by strong inflows into high-yield mutual funds and rising equity markets, and despite a weak US Treasury market, the high-yield market, as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index, posted a solid return of +5.80% for the fourth quarter of 2001.

The year has seen a rising level of credit distress, reflecting the failure of many startup phase enterprises in the telecommunications sector as well as the impact of a weak economy on the industrial sector, particularly steel. The Moody's Investors Service default rate (issuer basis) for the trailing 12-month period ended December 31, 2001 was 10.19%, up from 5.88% in the same year-ago period. The CSFB High Yield Index, which uses a different methodology, reported a rolling 12-month default rate of 9.03% for the year ended December 31, 2001, up from 4.50% in 2000. Moreover, the ratio of rating agency (Moody's Investors Service and Standard & Poor's) downgrades to upgrades for the fourth quarter of 2001 was 7.58:1, the highest level since at least the early 1990s. Nevertheless, high-yield mutual funds received inflows of $7.1 billion for the year 2001, in sharp contrast to 2000's outflows of $12.3 billion. The new-issue market also revived, as 303 issues came to market, raising proceeds of $87.0 billion. This compared with 2000's figures of 135 new issues and proceeds of $41.6 billion.

Against this backdrop, the Portfolio had a total return of +1.70% for the 12 months ended December 31, 2001. This lagged the CSFB High Yield Index's return of +5.80% for the same period. However, the Portfolio did fare better compared to its high-yield competitors, as the average return for its Lipper peer group was +1.81%. While our sector allocations were generally quite good, poor security selection outweighed these choices. For example, our overweighted position in the paper/packaging sector aided performance, as this sector posted a strong return for the year.

Wireless was another sector where our weighting proved prescient, but sharp deterioration in three credits--Nextel International Inc., Nextel Partners and Millicom International Cellular SA--reflecting funding and competitive concerns, sent these bonds into precipitous declines. Finally, the utility sector, which had been

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quite stable for most of the year, weakened late in the year in the aftermath of the Enron Corporation bankruptcy. Independent power producers (IPPs) Calpine Corporation and AES Corporation--both major high-yield issuers--saw their bonds decline on a combination of investor fears--accounting issues, potential overbuilding and access to capital. The Portfolio also suffered its share of defaults, including Pindo Deli, PSINet, Inc., and Thermadyne Holdings Corp.
There were some bright notes during the year, such as the strong rebound in the bonds of packaging manufacturer Pliant Corp. and GS Superhighway Holdings, a toll road operator in China.

We took advantage of the September 2001 sell-off to establish new positions in the lodging sector-- MeriStar Hotels & Resorts Inc. and Starwood Hotels & Resorts, both of which have recovered nicely since our purchases. We also began to increase the Portfolio's exposure to the food and beverage sectors in the fourth quarter of 2001. Purchases in the new-issue and secondary markets included the bonds of Dimon Inc., Land O'Lakes, Inc. and New World Pasta Company. We also purchased several high-quality (BB-rated or better) bonds during the six-month period--Airgas (industrial gases), American Airlines (an equipment trust certificate), Avnet (electronics distribution), Bowater Canada Inc. (forest products), Millennium Americas (specialty chemicals), Smithfield Foods and United States Steel Corporation.

At year end, the Portfolio's largest sectors were: forest products/containers, 12.6%; energy, 11.3%; cable, 10.9%; and metals/minerals, wireless and utility/IPP all at 7.7%. Foreign bonds comprised 16.5% of the Portfolio, with emerging market issues (mostly Latin America corporates) accounting for 5.2% of the Portfolio's market value. At December 31, 2001, the average maturity was six years, four months, and cash and cash equivalents amounted to 4.0% of net assets.

While our outlook for 2002 is optimistic, we acknowledge several negatives:

- Economic weakness will continue to pressure earnings well into the second half of 2002. Thus, credit quality remains important. We expect default rates to remain high. Moody's Investors Service is forecasting an 11% default rate in 2002.

- Bank lending practices should remain stringent for most of the year. Companies that might have experienced forbearance in other years may be forced into bankruptcy.

- Access to capital markets for marginal companies is likely to be restricted. This means that weak companies will be unable to raise funds in the debt or equity markets to repair balance sheets.

The positive factors that underpin our outlook include the following:

- Problem areas of the high-yield market already discount the worse-case scenarios. There are few optimists left on weak credits so problem issues are already trading at distressed levels.

- The market will discount the economic recovery long before the numbers support this view. Already the improved trend in equities may be reflecting recovery. During the past eight cycles, the stock market has anticipated recovery by an average of three months to four months. We believe a broad-based rally in the high-yield market is likely to follow suit of the stock market.

- We believe the quality of new issues is quite good and pricing is attractive. This trend will likely stay in place all year. Many BBB-rated issues have been priced comparably to lower-rated credits and should be considered.

- Liquidity conditions are extremely positive for bonds. The current level of interest rates and the positive inflation outlook will attract interest in bonds.

- By historic standards, stock market valuation is quite full. US Treasury bonds are less than compelling. For these reasons, we believe that strategists will look favorably on corporate bonds in general and high-yield issues in particular as the latter is regarded as being the most undervalued.

At year end, the Portfolio's credit quality profile carried a heavier weighting in the single B-rated category compared to the CSFB High Yield Index. While we do not get overly fixated on ratings (as the market often reacts well before ratings change), we believe the B-rated bonds generally offer the best relative value. Occasionally, BBB-rated issues can offer compelling value, as was the case with the Bowater

--------------------------------------------------------------------------------

Canada Finance issue that came last October at a spread of 375 basis points (3.75%) over US Treasury issues.

As for industries, we continue to favor the packaging sector with its stable end markets, the forest products sector for its hard assets, and the utility/IPP sector, although it is likely that the bonds of AES Corporation and Calpine Corporation will be under pressure for at least several months. We expect to continue to underweight autos, housing and fixed telecommunications. We may occasionally take positions in distressed securities, as this universe is likely to continue to grow. Finally, through the first three quarters of 2001, some $115 billion of investment-grade debt was downgraded to speculative grade. There is some academic research that suggests that these fallen angels tend to outperform. Given that we expect more will come in 2002, this will create attractive opportunities for high-yield investors.

INTERMEDIATE GOVERNMENT BOND FUND PORTFOLIO

During the 12 months ended December 31, 2001, the Intermediate Government Bond Portfolio generated a return of +6.94% compared to a return of +7.69% for the unmanaged Salomon Smith Barney Government/Mortgage Index. The differential in return, not attributable to expenses, was primarily a result of nominal outperformance in the mortgage sector during periods when the Portfolio was modestly underweighted in that sector.

The structure of the Portfolio was influenced by our opinion on future interest rate movements, the direction of Federal Reserve Board monetary policy, shape of the US Treasury yield curve and expectations relative to mortgage refinancing activity. As we entered 2001, investment strategy was based upon a modest overweight in the Treasury and agency sectors with a corresponding underweight in the mortgage-backed securities (MBS) sector. Portfolio structure was based upon our belief that the impact of the Federal Reserve Board's easing policy would result in a sharp increase in refinancing activity, which would then translate into accelerated prepayment speeds, all of which should have negative impact on the overall performance of the mortgage sector. Despite the technical and fundamental influences, the exact opposite occurred as mortgages outperformed Treasury and agency indexes during the first quarter of the year. Fortunately, our underweight was only modest in proportion, therefore Portfolio performance fared reasonably well compared to the Salomon Smith Barney Government/Mortgage Index. During this time, we completed the sale of most of our collateralized mortgage obligation holdings, as we prefer the significant liquidity advantage of owning mortgage collateral. The mortgage holdings were primarily concentrated in lower coupons, as we believed the wave of prepayments would have the greatest impact on the higher coupons.

Our strategy to underweight MBS finally paid off as we moved through the second quarter as market reaction to increased refinancing activity and faster prepayment speeds exacted their toll on mortgage performance. During this period, MBS underperformed all other sectors of the investment-grade market. However, by mid year, and consistent with the Federal Reserve Board's aggressive easing of monetary policy, the yield curve further steepened as short rates followed the Federal Funds rate lower and long rates pushed somewhat higher as investors priced in a less optimistic inflationary outlook. Within the context of this steepening of the yield curve, mortgage performance began to outperform once again. At this point, we made the commitment to increase mortgage allocation of the Fund up to an index neutral position, accomplishing this via higher coupon collateral. Additionally, MBS yield spreads were attractive and consistent with our strategy to build a yield advantage, relative to the index, into the portfolio. While the Portfolio did maintain its overweight in agency issues, weightings in Treasury issues were reduced to a slight underweight, reflecting our belief that while agency bullets offer reasonable relative value, Treasury issues would likely be range bound as the Federal Reserve Board concluded their easing program. As we proceeded into the final quarter of the year, we further reduced the Portfolio's exposure to the Treasury market in anticipation of an economic recovery and mortgage sector outperformance. By period end, the Portfolio's composition compared to the benchmark indicated a 5% overweight in MBS, a 10% underweight in Treasury securities and a 3% overweight in Federal Agency securities. Cash accounts for the remaining 2% and will be kept at minimal levels given the prevailing shape of the yield curve.

--------------------------------------------------------------------------------

Going forward, we expect to emphasize spread product as an effective manner to build a yield advantage into the portfolio and produce outperformance relative to the Index. We will continue to monitor mortgage spreads relative to Treasury yields and swaps to determine the point at which to add further to our overweight. From a longer-term perspective, we believe that the improving economic environment and a correlating neutral Federal Reserve Board monetary policy will allow MBS to outperform Treasury and agency issues.

MONEY RESERVE PORTFOLIO

For the year ended December 31, 2001, Money Reserve Portfolio had a net annualized yield of 4.15%. For the six-month period ended December 31, 2001, the Portfolio had a net annualized yield of 3.04%. The Portfolio's seven-day yield as of December 31, 2001 was 2.10%. The average portfolio maturity was 56 days at December 31, 2001, compared to 77 days at June 30, 2001.

Led by the manufacturing sector, economic activity has continued to slow since the first quarter of 2001, with the consensus that the economy is currently in a recession. Business capital expenditures have fallen to extremely low levels with the buildup of excess capacity. Consumer activity previously kept the gross domestic product growth barely positive, however, the events of September 11, 2001 and the continuing deterioration of labor market conditions slowed retail spending. Despite recent improvement, the inability of corporate earnings to consistently meet expectations throughout the period has prevented any sustained recovery in the equity markets. Thus, the short end of the fixed-income market has been viewed as a safe haven for investors.

The Federal Reserve Board, once satisfied with quarter-point cuts during mid-2001, became increasingly vigilant as economic conditions worsened after September 11. Spurred by political and economic developments, the Federal Reserve Board deemed it appropriate to slash the Federal Funds rate by 175 basis points to 1.75% within a three-month period by the December 10 Federal Open Market Committee meeting. While the Federal Reserve Board left the possibility open for another monetary easing, investors seemed to sense that the economy may be finding a bottom, with an economic upturn in 2002.

During the 12 months ended December 31, 2001, our investment strategy remained fairly consistent. With the Federal Reserve Board continuing its easing cycle, we maintained our average life in a range of 70 days-80 days. We utilized a barbell investment strategy that allowed us to take advantage of high interest rates in the short end of the yield curve as well as the potential appreciation of longer-dated fixed securities with maturities between one year and two years. Bank product in the one-year sector was favored earlier in the period, however, later in the period, abundant agency issuance across the curve drove spreads between agency and Treasury securities wider, providing greater relative value. Recently, there have been early signs of an economic recovery. Accordingly, we have favored variable rate securities, as we are unwilling to incur significant interest rate risk at current levels. Rallies in bond prices are presently viewed as selling opportunities for longer-dated securities, as we look to shift our exposures into the less than three-month sector and target a more defensive duration of 60 days.

Going forward, while we remain constructive, we have become increasingly wary of longer maturities as the two-year sector typically absorbs the brunt of the sell-off when market momentum begins to shift. This is evidenced most clearly in the return to a positively sloped US Treasury yield curve. Currently, we remain comfortable investing in the front-end of the yield curve, assessing value on the assumption that the monetary easing cycle may soon be coming to a close.

--------------------------------------------------------------------------------

The Portfolio's composition at the end of December and as of our last report to shareholders is detailed below:

--------------------------------------------------------
                                     12/31/01    6/30/01
--------------------------------------------------------
Bank Notes.........................     0.7%        1.7%
Certificates of Deposit--Europe....     2.0         1.9
Certificates of Deposit--Yankee....     9.7        10.5
Commercial Paper...................    40.8        38.0
Corporate Notes....................     2.3         3.2
Funding Agreements.................     7.4         7.2
Medium-Term Notes..................    17.4        15.2
Promissory Notes...................     2.0         1.9
US Government, Agency &
  Instrumentality Obligations--
  Discount.........................      --         0.9
US Government, Agency &
  Instrumentality Obligations--
  Non-Discount.....................    16.8        18.7
Other Assets Less Liabilities......     0.9         0.8
                                      -----       -----
Total..............................   100.0%      100.0%
                                      =====       =====
--------------------------------------------------------

NATURAL RESOURCES PORTFOLIO

For the year ended December 31, 2001, Natural Resources Portfolio had a total return of -9.38%. This compared to the -9.61% return of the Lipper Natural Resources Fund Average for the same period ended December 31, 2001.

The environment for natural resources was extremely volatile during the Portfolio's fiscal year, and especially for our investments in oil and oil service companies leveraged to natural gas production and prices. Natural gas prices surged above the $10 per thousand cubic feet (mcf) level early in 2001 following record cold weather and the onset of the California Power crisis. However, prices dropped below $2/mcf as unusually mild weather, a severe manufacturing recession, and fuel switching from natural gas to residual oil reduced demand. While we were disappointed with the decline in the Portfolio's value, the decline in value only partially erased the strong Portfolio gains during the prior year. The Portfolio did perform better than the returns registered by indexes of oil service and independent production company equities.

The Portfolio's results were helped by our concentration on stocks leveraged to North American natural gas production and prices. The Portfolio benefited from several mergers in both the United States and Canada, including Canadian Hunter Exploration Ltd., Anderson Exploration Ltd., Mitchell Energy & Development Corp., Gulf Canada Resources Limited, Triton Energy Limited, as well as several smaller capitalization equities based in Canada. Given our concerns over the magnitude of slowing economic activity, we attempted to increase cash holdings from the proceeds of these mergers in order to mitigate the risk of declining energy demand. Oil service stocks that focused on natural gas exploitation also helped performance, as these stocks outperformed the major oil service companies that suffered poor performance prompted by merger and litigation activity.

As the Portfolio's fiscal year came to a close, the valuation of many oil service and gas production companies had fallen back to levels not seen since the Asian recession of 1997-1998. In addition, the energy equities declined when faced with the risk of a potential price war between members of the Organization of Petroleum Exporting Countries (OPEC) and Russia regarding rising Russian oil production in a declining demand environment. Given the attractive valuation, we fully invested our available cash balances during this period, resulting in a significant gain in asset value as the energy sector rallied during the month of December.

We continue to have a highly positive outlook for the future of our North American natural gas investments, although we expect that the first half of 2002 will be a challenging investment environment. Our positive forecast stems from the inability of the oil industry to increase gas production despite record drilling activity. In fact, it presently appears that gas production will have declined in the fourth quarter of 2001 as gas drilling activity declined. We believe that the challenge of supplying natural gas to domestic markets will result in gas prices returning to levels that will justify construction of liquified natural gas facilities and pipelines from frontier areas of Canada and Alaska. However, the near-term environment will be highly challenging as the current economic environment has dramatically lower industrial gas demand. Compounding the recession impact was the unseasonably warm start to the heating season. The consequent reduction in heating demand will result in a record high level of natural gas in storage should the current mild temperatures continue. We are also concerned that the standoff between Russia and OPEC may re-emerge during the spring months when Russian production increases on a seasonal basis. Given these risks, we have again raised the cash holdings of

--------------------------------------------------------------------------------

the Portfolio. As valuations become more attractive, we hope to tactically trade into our favored gas-leveraged production and oil service companies.

We would encourage investors to have patience with our Portfolio investments despite the cautious near-term oil and gas pricing outlook. The potential for acute shortages of natural gas supply is gaining awareness among institutional investors. Therefore, it should only be a matter of time before investors return to the sector, possibly before the strong supply and demand fundamentals lead to an upturn in prices. A further catalyst could be a return of corporate merger activity, as companies attempt to acquire the increasing scarce prospective natural gas basins remaining in United States and Canada.

We remain cautious on many of the other resource sectors. Inventories of basic materials have not increased to bloated levels typical of recessions, however, this has only been accomplished by producers curtailing their production. This curtailed capacity may result in a poor price and margin recovery for selected commodities, as we fear producers may use price-competition as a method to regain share once demand begins to recover. Therefore, we will continue to maintain our focus on natural gas investments in North America, which we believe will be in constrained supply for several years.

As of December 31, 2001, the Portfolio was fully invested with 94.6% invested in equities, and 5.4% in cash and cash equivalents. Nearly 86% of investments were energy related, with the remaining 12% invested in metals and forest products companies. Our focus on commodities has the Portfolio invested primarily in the equities of United States and Canadian domiciled companies.

IN CONCLUSION

We thank you for your continued support and interest in Merrill Lynch Series Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

February 20, 2002

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
December 31, 2001
--------------------------------------------------------------------------------
                          RECENT PERFORMANCE RESULTS*

---------------------------------------------------------------------------------
                                                              6-MONTH    12-MONTH
                                                               TOTAL      TOTAL
AS OF DECEMBER 31, 2001                                       RETURN      RETURN
---------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                           -1.36%     - 6.76%
---------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                       -3.96      - 9.97
---------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                  +4.52      + 7.83
---------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                         -3.62      -18.81
---------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                          +0.05      - 8.43
---------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                          -0.91      + 1.70
---------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                        +4.08      + 6.94
---------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                   -3.71      - 9.38
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*

---------------------------------------------------------------------------------------------------
                                                               ONE YEAR     FIVE YEARS    TEN YEARS
                                                                ENDED         ENDED         ENDED
                                                               12/31/01      12/31/01     12/31/01
                                                              ----------    ----------    ---------
---------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                            - 6.76%       + 7.08%       + 8.14%
---------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                        - 9.97        + 8.62        + 9.24
---------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                   + 7.83        + 6.36        + 6.94
---------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                          -18.81        +14.32        +12.69
---------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                           - 8.43        + 4.25        + 6.85
---------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                           + 1.70        + 1.40        + 7.02
---------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                         + 6.94        + 6.84        + 6.77
---------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                    - 9.38        + 4.21        + 6.09
---------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

BALANCED CAPITAL STRATEGY PORTFOLIO

                                                    BALANCED CAPITAL          STANDARD & POOR'S 500
                                                   STRATEGY PORTFOLIO+               INDEX++                WEIGHTED INDEX+++
                                                   -------------------        ---------------------         -----------------
12/91                                                   10000.00                    10000.00                    10000.00
12/92                                                   10435.00                    10762.00                    10645.00
12/93                                                   12173.00                    11847.00                    11507.00
12/94                                                   11558.00                    12003.00                    11600.00
12/95                                                   13568.00                    16513.00                    13952.00
12/96                                                   15532.00                    20304.00                    15373.00
12/97                                                   18509.00                    27078.00                    17807.00
12/98                                                   20514.00                    34817.00                    20415.00
12/99                                                   24660.00                    42143.00                    21991.00
12/00                                                   23447.00                    38306.00                    22632.00
12/01                                                   21862.00                    33758.00                    22725.00

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Balanced Capital Strategy Portfolio, which uses a fully managed investment policy, invests in equity, intermediate- and long-term debt and money market securities.
 ++ This unmanaged broad-based Index is comprised of common stocks.
+++ This unmanaged Index, which is an equally weighted blend of the Three-Month
    US Treasury Bill Index, the Merrill Lynch US Corporate & Government Master Bond Index and the Standard & Poor's 500 Index, is comprised of US Treasury Bills maturing in up to three months, investment-grade bonds and common stocks.
Past performance is not predictive of future performance.

CAPITAL STOCK PORTFOLIO

                                                                  CAPITAL STOCK PORTFOLIO+        STANDARD & POOR'S 500 INDEX++
                                                                  ------------------------        -----------------------------
12/91                                                                     10000.00                           10000.00
12/92                                                                     10247.00                           10762.00
12/93                                                                     11990.00                           11847.00
12/94                                                                     11376.00                           12003.00
12/95                                                                     13734.00                           16513.00
12/96                                                                     16006.00                           20304.00
12/97                                                                     19603.00                           27078.00
12/98                                                                     22653.00                           34817.00
12/99                                                                     29818.00                           42143.00
12/00                                                                     26875.00                           38306.00
12/01                                                                     24196.00                           33758.00

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Capital Stock Portfolio generally invests in equity securities that are considered to be of good or improving quality or which are thought to be undervalued based on criteria such as historical price/book value ratios and price/earnings ratios.
 ++ This unmanaged broad-based Index is comprised of common stocks.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Continued)
--------------------------------------------------------------------------------

CORE BOND STRATEGY PORTFOLIO

                                                                  MERRILL LYNCH         LEHMAN BROTHERS        MERRILL LYNCH US
                                         CORE BOND STRATEGY      CORPORATE MASTER        AGGREGATE BOND        CORPORATES A-AAA
                                             PORTFOLIO+              INDEX++                INDEX+++           RATED INDEX++++
                                         ------------------      ----------------       ---------------        ----------------
12/91                                         10000.00               10000.00               10000.00               10000.00
12/92                                         10805.00               10912.00               10740.00               10882.00
12/93                                         12211.00               12268.00               11787.00               12200.00
12/94                                         11585.00               11858.00               11443.00               11758.00
12/95                                         13978.00               14375.00               13557.00               14271.00
12/96                                         14365.00               14902.00               14049.00               14726.00
12/97                                         15629.00               16450.00               15405.00               16207.00
12/98                                         16950.00               17884.00               16743.00               17744.00
12/99                                         16552.00               17547.00               16605.00               17320.00
12/00                                         18136.00               19150.00               18535.00               19045.00
12/01                                         19556.00               21200.00               20100.00               21112.00

   + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Core Bond Strategy Portfolio normally invests at least 80% of the value of its assets in straight debt securities which have a rating within the three highest grades as determined by the Standard & Poor's Ratings Groups (AAA, AA or A) or Moody's Investors Service, Inc. (Aaa, Aa or A).
  ++ This unmanaged Index is comprised of all corporate bonds rated BBB3 or higher, of all maturities.
 +++ This unmanaged market-weighted Index is comprised of US Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.
++++ This unmanaged Index is comprised of bonds rated A-AAA, of all maturities. Past performance is not predictive of future performance.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

                                                                FUNDAMENTAL GROWTH STRATEGY
                                                                         PORTFOLIO+               STANDARD & POOR'S 500 INDEX++
                                                                ---------------------------       -----------------------------
12/91                                                                     10000.00                           10000.00
12/92                                                                     10340.00                           10762.00
12/93                                                                     11232.00                           11847.00
12/94                                                                     10454.00                           12003.00
12/95                                                                     14149.00                           16513.00
12/96                                                                     16918.00                           20304.00
12/97                                                                     22628.00                           27078.00
12/98                                                                     31267.00                           34817.00
12/99                                                                     43458.00                           42143.00
12/00                                                                     40685.00                           38306.00
12/01                                                                     33032.00                           33758.00

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Fundamental Growth Strategy Portfolio invests in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies that the Investment Adviser believes have special investment value.
 ++ This unmanaged broad-based Index is comprised of common stocks.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Continued)
--------------------------------------------------------------------------------

GLOBAL ALLOCATION STRATEGY PORTFOLIO

                                                  GLOBAL ALLOCATION         MORGAN STANLEY CAPITAL
                                                 STRATEGY PORTFOLIO+      INTERNATIONAL WORLD INDEX++    REFERENCE PORTFOLIO+++
                                                 -------------------      ---------------------------    ----------------------
12/91                                                 10000.00                      10000.00                    10000.00
12/92                                                 10300.00                       9478.00                    10168.00
12/93                                                 12744.00                      11610.00                    11800.00
12/94                                                 12538.00                      12199.00                    12093.00
12/95                                                 13847.00                      14727.00                    14875.00
12/96                                                 15755.00                      16712.00                    16489.00
12/97                                                 17601.00                      19346.00                    18621.00
12/98                                                 19271.00                      24054.00                    22345.00
12/99                                                 23387.00                      30052.00                    25284.00
12/00                                                 21184.00                      26092.00                    24186.00
12/01                                                 19398.00                      21702.00                    22302.00

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Global Allocation Strategy Portfolio invests primarily in equity and fixed-income securities of issuers located in the United States, Canada, Western Europe, the Far East and Latin America.
 ++ This unmanaged market capitalization-weighted Index, calculated by Morgan
    Stanley Capital International, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
+++ The unmanaged Reference Portfolio is a weighted Index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% Financial Times/Standard & Poor's--Actuaries World Index (Ex-US), 24% Merrill Lynch Treasury Index GA05, and 16% Salomon Brothers World Government Bond Index (Ex-US).
Past performance is not predictive of future performance.

HIGH YIELD PORTFOLIO

                                                                                                 CREDIT SUISSE FIRST BOSTON HIGH
                                                                   HIGH YIELD PORTFOLIO+                  YIELD INDEX++
                                                                   ---------------------         -------------------------------
12/91                                                                     10000.00                           10000.00
12/92                                                                     12063.00                           11665.00
12/93                                                                     14248.00                           13871.00
12/94                                                                     13980.00                           13736.00
12/95                                                                     16373.00                           16124.00
12/96                                                                     18390.00                           18127.00
12/97                                                                     20365.00                           20416.00
12/98                                                                     19308.00                           20535.00
12/99                                                                     20438.00                           21209.00
12/00                                                                     19387.00                           20104.00
12/01                                                                     19717.00                           21271.00

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. High Yield Portfolio invests principally in fixed-income securities, including corporate bonds and notes, convertible securities and preferred stocks, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or in unrated securities of comparable quality.
 ++ This unmanaged market-weighted Index is comprised of high-yield debt securities rated BBB or lower.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Concluded)
--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                                                INTERMEDIATE GOVERNMENT BOND           SALOMON SMITH BARNEY
                                                                         PORTFOLIO+                GOVERNMENT/MORTGAGE INDEX++
                                                                ----------------------------       ---------------------------
12/91                                                                     10000.00                           10000.00
12/92                                                                     10703.00                           10729.00
12/93                                                                     11902.00                           11739.00
12/94                                                                     11333.00                           11423.00
12/95                                                                     13472.00                           13460.00
12/96                                                                     13824.00                           13956.00
12/97                                                                     14988.00                           15282.00
12/98                                                                     16238.00                           16620.00
12/99                                                                     16124.00                           16522.00
12/00                                                                     18001.00                           18560.00
12/01                                                                     19250.00                           19987.00

   + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Intermediate Government Bond Portfolio invests only in securities issued or guaranteed by the US Government and its agencies with a maximum maturity not to exceed 15 years.
  ++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and
     FHLMC securities, and FNMA and FHLMC balloon mortgages.
Past performance is not predictive of future performance.

NATURAL RESOURCES PORTFOLIO

                                                                                                                LIPPER NATURAL
                                         NATURAL RESOURCES      STANDARD & POOR'S        CONSUMER PRICE           RESOURCES
                                             PORTFOLIO+        INDUSTRIALS INDEX++          INDEX+++             AVERAGE++++
                                         -----------------     -------------------       --------------         --------------
12/91                                         10000.00               10000.00               10000.00               10000.00
12/92                                         10135.00               10570.00               10290.00               10269.00
12/93                                         11316.00               11525.00               10573.00               12290.00
12/94                                         11416.00               11965.00               10856.00               11935.00
12/95                                         12811.00               16085.00               11132.00               14792.00
12/96                                         14697.00               19785.00               11502.00               19063.00
12/97                                         13085.00               25738.00               11698.00               21873.00
12/98                                         11309.00               34413.00               11887.00               16816.00
12/99                                         14193.00               43317.00               12206.00               22453.00
12/00                                         19931.00               36277.00               12619.00               25334.00
12/01                                         18061.00               32043.00               12815.00               22899.00

   + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Natural Resources Portfolio invests primarily in a portfolio of equity securities (e.g., common stocks and securities convertible into common stocks) of domestic and foreign companies with substantial natural resource assets. The Portfolio may also invest in debt.
  ++ This unmanaged Index measures the pattern of movements of the common stocks of large industrial companies and their weighting by capitalization.
 +++ This unmanaged Index is the most widely used index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.
++++ This Average is comprised of all US mutual funds classified by Lipper, Inc.
     as natural resource-related funds.
Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2001                  (in US dollars)
--------------------------------------------------------------------------------

                                            SHARES                                                                     PERCENT OF
COUNTRY               INDUSTRIES             HELD                      COMMON STOCKS                      VALUE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
BERMUDA         INSURANCE                      450,000   ACE Limited...............................   $   18,067,500       1.6%
                                               200,000   XL Capital Ltd. (Class A).................       18,272,000       1.6
                --------------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS IN BERMUDA                   36,339,500       3.2
---------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND     FOOD PRODUCTS                   92,000   Nestle SA (Registered Shares).............       19,615,732       1.7
                --------------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS IN SWITZERLAND               19,615,732       1.7
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   AEROSPACE & DEFENSE            170,000   General Dynamics Corporation..............       13,538,800       1.2
                                               275,000   Honeywell International Inc. .............        9,300,500       0.8
                                               105,000   Raytheon Company..........................        3,409,350       0.3
                                               205,000   United Technologies Corporation...........       13,249,150       1.1
                                                                                                      --------------     -----
                                                                                                          39,497,800       3.4
                --------------------------------------------------------------------------------------------------------------
                AIRLINES                       110,000   +AMR Corporation..........................        2,438,700       0.2
                --------------------------------------------------------------------------------------------------------------
                BANKS                          360,000   Mellon Financial Corporation..............       13,543,200       1.2
                                               400,000   Wells Fargo Company.......................       17,380,000       1.5
                                                                                                      --------------     -----
                                                                                                          30,923,200       2.7
                --------------------------------------------------------------------------------------------------------------
                BEVERAGES                      470,000   Anheuser-Busch Companies, Inc. ...........       21,248,700       1.8
                --------------------------------------------------------------------------------------------------------------
                CHEMICALS                      280,000   E.I. du Pont de Nemours and Company.......       11,902,800       1.0
                --------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS                 460,000   +CommScope, Inc. .........................        9,784,200       0.8
                EQUIPMENT                    1,300,000   Lucent Technologies Inc. .................        8,177,000       0.7
                                               900,000   Motorola, Inc. ...........................       13,518,000       1.2
                                                                                                      --------------     -----
                                                                                                          31,479,200       2.7
                --------------------------------------------------------------------------------------------------------------
                COMPUTERS &                    500,000   Compaq Computer Corporation...............        4,880,000       0.4
                PERIPHERALS
                                               175,000   International Business Machines
                                                           Corporation.............................       21,168,000       1.9
                                                                                                      --------------     -----
                                                                                                          26,048,000       2.3
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS         460,000   Citigroup Inc. ...........................       23,220,800       2.0
                                               250,000   Fannie Mae................................       19,875,000       1.7
                                               350,000   J.P. Morgan Chase & Co. ..................       12,722,500       1.1
                                               205,000   Morgan Stanley Dean Witter & Co. .........       11,467,700       1.0
                                               360,000   Stilwell Financial, Inc. .................        9,799,200       0.9
                                                                                                      --------------     -----
                                                                                                          77,085,200       6.7
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                    335,000   Verizon Communications....................       15,899,100       1.4
                TELECOMMUNICATION
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT &         400,000   +Agilent Technologies, Inc. ..............       11,404,000       1.0
                INSTRUMENTS
                                               150,000   +Sanmina Corporation......................        2,983,500       0.3
                                                                                                      --------------     -----
                                                                                                          14,387,500       1.3
                --------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT &             230,000   Halliburton Company.......................        3,013,000       0.3
                SERVICE
                --------------------------------------------------------------------------------------------------------------
                GAS UTILITIES                  350,000   El Paso Corporation.......................       15,613,500       1.4
                --------------------------------------------------------------------------------------------------------------
                HEALTH CARE PROVIDERS          255,000   Aetna Inc. (New Shares)...................        8,412,450       0.7
                & SERVICES
                                               330,000   HCA Inc. .................................       12,718,200       1.1
                                               250,000   +Tenet Healthcare Corporation.............       14,680,000       1.3
                                                                                                      --------------     -----
                                                                                                          35,810,650       3.1
                --------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS &          155,000   Carnival Corporation......................        4,352,400       0.4
                LEISURE                        200,000   +Harrah's Entertainment, Inc. ............        7,402,000       0.6
                                               500,000   McDonald's Corporation....................       13,235,000       1.1
                                               100,000   Starwood Hotels & Resorts Worldwide,
                                                           Inc. ...................................        2,985,000       0.3
                                                                                                      --------------     -----
                                                                                                          27,974,400       2.4
                --------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS             205,000   Kimberly-Clark Corporation................       12,259,000       1.1
                --------------------------------------------------------------------------------------------------------------
                IT CONSULTING &                123,300   +Computer Sciences Corporation............        6,039,234       0.5
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                INDUSTRIAL                     255,000   General Electric Company..................       10,220,400       0.9
                CONGLOMERATES
                                                30,000   Minnesota Mining and Manufacturing Company
                                                           (3M)....................................        3,546,300       0.3
                                                                                                      --------------     -----
                                                                                                          13,766,700       1.2
                --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                            SHARES                                                                     PERCENT OF
COUNTRY               INDUSTRIES             HELD                      COMMON STOCKS                      VALUE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   INSURANCE                      255,000   American International Group, Inc. .......   $   20,247,000       1.8%
(CONCLUDED)
                                               125,000   +Prudential Financial, Inc. ..............        4,148,750       0.3
                                                                                                      --------------     -----
                                                                                                          24,395,750       2.1
                --------------------------------------------------------------------------------------------------------------
                LEISURE EQUIPMENT &            100,000   Eastman Kodak Company.....................        2,943,000       0.3
                PRODUCTS
                --------------------------------------------------------------------------------------------------------------
                MACHINERY                      255,000   Dover Corporation.........................        9,452,850       0.8
                                               385,000   ITT Industries, Inc. .....................       19,442,500       1.7
                                               155,000   +SPX Corporation..........................       21,219,500       1.9
                                                                                                      --------------     -----
                                                                                                          50,114,850       4.4
                --------------------------------------------------------------------------------------------------------------
                MEDIA                          355,000   +Clear Channel Communications, Inc. ......       18,073,050       1.6
                                               310,000   +Liberty Media Corporation (Class A)......        4,340,000       0.4
                                               255,000   The New York Times Company (Class A)......       11,028,750       0.9
                                               100,000   Tribune Company...........................        3,743,000       0.3
                                               410,000   +Viacom, Inc. (Class B)...................       18,101,500       1.6
                                               105,000   The Walt Disney Company...................        2,175,600       0.2
                                                                                                      --------------     -----
                                                                                                          57,461,900       5.0
                --------------------------------------------------------------------------------------------------------------
                METALS & MINING                255,000   Alcoa Inc. ...............................        9,065,250       0.8
                                               230,000   Nucor Corporation.........................       12,180,800       1.1
                                                                                                      --------------     -----
                                                                                                          21,246,050       1.9
                --------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES                600,000   The Williams Companies, Inc. .............       15,312,000       1.3
                --------------------------------------------------------------------------------------------------------------
                MULTILINE RETAIL               360,000   The May Department Stores Company.........       13,312,800       1.2
                --------------------------------------------------------------------------------------------------------------
                OIL & GAS                      307,500   Anadarko Petroleum Corporation............       17,481,375       1.5
                                                25,000   ChevronTexaco Corporation.................        2,240,250       0.2
                                                                                                      --------------     -----
                                                                                                          19,721,625       1.7
                --------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                 280,000   International Paper Company...............       11,298,000       1.0
                PRODUCTS
                                               155,000   Weyerhaeuser Company......................        8,382,400       0.7
                                                                                                      --------------     -----
                                                                                                          19,680,400       1.7
                --------------------------------------------------------------------------------------------------------------
                PERSONAL PRODUCTS              395,400   Avon Products, Inc. ......................       18,386,100       1.6
                                               260,000   The Gillette Company......................        8,684,000       0.8
                                                                                                      --------------     -----
                                                                                                          27,070,100       2.4
                --------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS                350,000   American Home Products Corporation........       21,476,000       1.9
                                               330,000   Pharmacia Corporation.....................       14,074,500       1.2
                                                                                                      --------------     -----
                                                                                                          35,550,500       3.1
                --------------------------------------------------------------------------------------------------------------
                SEMICONDUCTOR                  410,000   +Advanced Micro Devices, Inc. ............        6,502,600       0.6
                EQUIPMENT & PRODUCTS
                                               275,000   +Agere Systems Inc. (Class A).............        1,564,750       0.1
                                               155,000   +Applied Materials, Inc. .................        6,215,500       0.5
                                               135,000   Texas Instruments Incorporated............        3,780,000       0.4
                                                                                                      --------------     -----
                                                                                                          18,062,850       1.6
                --------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL               111,400   The Gap, Inc. ............................        1,552,916       0.1
                                               125,000   The Home Depot, Inc. .....................        6,376,250       0.6
                                               350,000   Intimate Brands, Inc. ....................        5,201,000       0.4
                                               100,000   RadioShack Corporation....................        3,010,000       0.3
                                                                                                      --------------     -----
                                                                                                          16,140,166       1.4
                --------------------------------------------------------------------------------------------------------------
                WIRELESS                       450,000   +Nextel Communications, Inc. (Class A)....        4,927,500       0.4
                TELECOMMUNICATION
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS IN THE UNITED STATES        711,326,175      62.0
                --------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN COMMON STOCKS
                                                         (COST--$806,603,916)                            767,281,407      66.9
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                             FACE                                                                      PERCENT OF
   COUNTRY                                  AMOUNT                FIXED-INCOME SECURITIES                 VALUE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
ARGENTINA                                ARS 3,000,000   Perez Companc SA, 8.125% due
                                                           7/15/2007(a)............................   $    1,800,000       0.1%
---------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME SECURITIES IN ARGENTINA        1,800,000       0.1
---------------------------------------------------------------------------------------------------------------------------------
CANADA                                   C$  5,000,000   Nortel Networks Limited, 6.125% due
                                                           2/15/2006...............................        4,161,500       0.4
---------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME SECURITIES IN CANADA           4,161,500       0.4
---------------------------------------------------------------------------------------------------------------------------------
CHILE                                    CHP 5,000,000   Empresa Nacional de Electricidad SA
                                                           (Endesa), 7.325% due 2/01/2037..........        4,702,550       0.4
---------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME SECURITIES IN CHILE            4,702,550       0.4
---------------------------------------------------------------------------------------------------------------------------------
MEXICO                                   MXN 6,000,000   Transportacion Maritima Mexicana, SA de
                                                           CV, 10.25% due 11/15/2006...............        4,500,000       0.4
---------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME SECURITIES IN MEXICO           4,500,000       0.4
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES                            US$ 8,000,000   AOL Time Warner Inc., 6.75% due
                                                           4/15/2011...............................        8,170,960       0.7
                                             1,000,000   Airgas Inc., 7.14% due 3/08/2004..........          959,071       0.1
                                             5,000,000   American Home Products Corporation, 6.25%
                                                           due 3/15/2006...........................        5,177,275       0.5
                                             5,500,000   Bank of America Corporation, 7.40% due
                                                           1/15/2011...............................        5,899,520       0.5
                                             6,000,000   Boeing Capital Corporation, 6.50% due
                                                           2/15/2012...............................        5,963,760       0.5
                                             8,000,000   Boise Cascade Corporation, 7.35% due
                                                           10/11/2004..............................        8,253,840       0.7
                                                         CSX Corporation:
                                             2,000,000   6.25% due 10/15/2008......................        2,003,200       0.2
                                             6,500,000   6.75% due 3/15/2011.......................        6,621,355       0.6
                                             4,500,000   Champion Enterprises, Inc., 7.625% due
                                                           5/15/2009...............................        3,465,000       0.3
                                             6,000,000   Champion International Corp., 6.65% due
                                                           12/15/2037..............................        6,116,940       0.5
                                             5,500,000   The Coastal Corporation, 6.70% due
                                                           2/15/2027...............................        5,472,940       0.5
                                             6,000,000   Conagra Inc., 6.70% due 8/01/2027.........        6,188,160       0.5
                                             2,000,000   Continental Airlines, 8% due 12/15/2005...        1,660,000       0.1
                                             3,000,000   Cummins Engine, 6.75% due 2/15/2027.......        2,851,560       0.3
                                             7,000,000   Equistar Chemicals LP, 6.50% due
                                                           2/15/2006...............................        6,321,000       0.6
                                             7,500,000   First Union Corp., 6.55% due 10/15/2035...        7,834,050       0.7
                                             5,500,000   GATX Capital Corporation, 6.86% due
                                                           10/13/2005..............................        4,835,930       0.4
                                                         General Motors Acceptance Corp.:
                                             5,700,000   6.15% due 4/05/2007.......................        5,570,496       0.5
                                             7,500,000   8% due 11/01/2031.........................        7,587,675       0.7
                                             4,300,000   Giant Industries, Inc., 9% due
                                                           9/01/2007(a)............................        4,154,875       0.4
                                             6,000,000   The Goodyear Tire & Rubber Company, 6.625%
                                                           due 12/01/2006..........................        5,673,840       0.5
                                             5,500,000   Harris Corporation, 6.35% due 2/01/2028...        5,131,775       0.5
                                             5,000,000   Healthsouth Corporation,
                                                           7.375% due 10/01/2006(a)................        5,000,000       0.4
                                             8,000,000   Hertz Corp., 6.25% due 3/15/2009..........        7,399,840       0.6
                                             5,000,000   Household Finance Corp., 6.50% due
                                                           11/15/2008..............................        5,010,100       0.4
                                             7,000,000   International Flavors & Fragrance, 6.45%
                                                           due 5/15/2006...........................        7,079,289       0.6
                                             2,860,000   Lockheed Martin Corporation, 7.20% due
                                                           5/01/2036...............................        3,062,202       0.3
                                             8,000,000   News America Inc., 6.75% due 1/09/2038....        7,811,440       0.7
                                             5,000,000   Nextel Communications, Inc., 9.375% due
                                                           11/15/2009..............................        3,950,000       0.3
                                                         Northwest Airlines, Inc.:
                                             2,000,000   8.875% due 6/01/2006......................        1,648,580       0.1
                                             2,150,000   7.875% due 3/15/2008......................        1,581,348       0.1

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Concluded)      (in US dollars)
--------------------------------------------------------------------------------

                                             FACE                                                                      PERCENT OF
   COUNTRY                                  AMOUNT                FIXED-INCOME SECURITIES                 VALUE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES                            US$ 8,000,000   Occidental Petroleum Corp., 6.75% due
(CONCLUDED)                                                1/15/2012...............................   $    8,032,560       0.7%
                                             5,000,000   PNC Funding Corp., 6.125% due 2/15/2009...        4,932,900       0.4
                                             5,000,000   Panamerican Beverages Inc., 7.25% due
                                                           7/01/2009...............................        4,559,200       0.4
                                             5,000,000   Peoples Bank Bridgeport, 9.875% due
                                                           11/15/2010..............................        5,358,510       0.5
                                             7,500,000   Provident Bank, 6.375% due 1/15/2004......        7,660,050       0.7
                                             2,000,000   Quest Diagnostic Inc., 6.75% due
                                                           7/12/2006...............................        2,053,818       0.2
                                             6,500,000   R & B Falcon Corporation, 6.95% due
                                                           4/15/2008...............................        6,548,880       0.6
                                             8,000,000   Raytheon Co., 6.15% due 11/01/2008........        7,910,960       0.7
                                                         Royal Caribbean Cruises Ltd.:
                                               500,000   7.125% due 9/18/2002......................          492,500       0.0
                                             5,500,000   6.75% due 3/15/2008.......................        4,180,000       0.4
                                             5,500,000   Sprint Capital Corporation, 6.90% due
                                                           5/01/2019...............................        5,144,260       0.5
                                                         US Treasury Notes:
                                            10,000,000   5.50% due 2/15/2008.......................       10,429,700       0.9
                                            75,000,000   4.75% due 11/15/2008......................       74,671,500       6.5
                                             5,000,000   Ultramar Diamond Shamrock, 6.75% due
                                                           10/15/2037..............................        4,878,400       0.4
                                             5,500,000   Union Planters Corp., 7.75% due
                                                           3/01/2011...............................        5,839,185       0.5
                                             5,000,000   Univision Communication Inc., 7.85% due
                                                           7/15/2011...............................        5,054,315       0.4
                                             4,000,000   Williams Communications Group, Inc.,
                                                           11.70% due 8/01/2008....................        1,640,000       0.1
                                             7,000,000   Williams Holdings of Delaware, Inc., 6.25%
                                                           due 2/01/2006...........................        6,892,970       0.6
                                                         Worldcom Inc.:
                                             5,500,000   6.40% due 8/15/2005.......................        5,604,060       0.5
                                             2,000,000   7.375% due 1/15/2006......................        2,073,006       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME SECURITIES IN THE
                                                         UNITED STATES                                   332,412,795      29.0
---------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN FIXED-INCOME
                                                         SECURITIES (COST--$348,564,624)                 347,576,845      30.3
---------------------------------------------------------------------------------------------------------------------------------
                                                                   SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                           25,643,000   General Motors Acceptance Corp., 1.98% due
                                                           1/02/2002...............................       25,641,590       2.3
---------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                         (COST--$25,641,590)                              25,641,590       2.3
---------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS
                                                         (COST--$1,180,810,130)....................    1,140,499,842      99.5
                                                         OTHER ASSETS LESS LIABILITIES.............        6,295,104       0.5
                                                                                                      --------------     -----
                                                         NET ASSETS................................   $1,146,794,946     100.0%
                                                                                                      ==============     =====
---------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 2001
--------------------------------------------------------------------------------

                          SHARES                                                                                  PERCENT OF
INDUSTRIES                 HELD                                 STOCKS                                VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
BANKS                      89,000    Bank of America Corporation.................................
                                                                                                   $  5,602,550       2.0%
                           81,000    First Tennessee National Corporation........................     2,937,060       1.0
                           92,000    Golden State Bancorp Inc. ..................................     2,405,800       0.8
                           79,000    GreenPoint Financial Corp. .................................     2,824,250       1.0
                          115,000    National City Corporation...................................     3,362,600       1.2
                           93,000    North Fork Bancorporation...................................     2,975,070       1.0
                          125,000    SouthTrust Corporation......................................     3,076,250       1.1
                           51,000    SunTrust Banks, Inc. .......................................     3,197,700       1.1
                          128,000    U.S. Bancorp................................................     2,679,040       0.9
                          120,000    Washington Mutual, Inc. ....................................     3,924,000       1.4
                                                                                                   ------------     -----
                                                                                                     32,984,320      11.5
----------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY              53,000    +Genzyme Corporation........................................
                                                                                                      3,172,050       1.1
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &     178,000    +Cendant Corporation........................................
                                                                                                      3,490,580       1.2
SUPPLIES                   55,000    +Concord EFS, Inc. .........................................
                                                                                                      1,802,900       0.6
                           13,000    Deluxe Corporation..........................................       540,540       0.2
                           51,000    First Data Corporation......................................     4,000,950       1.4
                           69,000    H & R Block, Inc. ..........................................     3,084,300       1.1
                                                                                                   ------------     -----
                                                                                                     12,919,270       4.5
----------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS            131,000    +Advanced Fibre Communications, Inc. .......................
                                                                                                      2,312,150       0.8
EQUIPMENT                  41,000    +Cisco Systems, Inc. .......................................
                                                                                                        742,510       0.3
                                                                                                   ------------     -----
                                                                                                      3,054,660       1.1
----------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS    23,000    International Business Machines Corporation.................
                                                                                                      2,782,080       1.0
----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS     85,000    Citigroup Inc. .............................................
                                                                                                      4,290,800       1.5
                           64,000    Countrywide Credit Industries, Inc. ........................     2,622,080       0.9
                           59,000    Freddie Mac.................................................     3,858,600       1.3
                                                                                                   ------------     -----
                                                                                                     10,771,480       3.7
----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                19,000    SBC Communications Inc. ....................................
                                                                                                        744,230       0.3
TELECOMMUNICATION          14,000    Verizon Communications......................................
                                                                                                        664,440       0.2
                                                                                                   ------------     -----
SERVICES
                                                                                                      1,408,670       0.5
----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES         75,000    Entergy Corporation.........................................
                                                                                                      2,933,250       1.0
                           90,000    FirstEnergy Corp. ..........................................     3,148,200       1.1
                                                                                                   ------------     -----
                                                                                                      6,081,450       2.1
----------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &     13,000    Diebold, Incorporated.......................................
                                                                                                        525,720       0.2
INSTRUMENTS                68,000    +Tech Data Corporation......................................
                                                                                                      2,932,840       1.0
                                                                                                   ------------     -----
                                                                                                      3,458,560       1.2
----------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING      81,000    Albertson's, Inc. ..........................................
                                                                                                      2,550,690       0.9
                          127,000    SUPERVALU Inc. .............................................     2,809,240       1.0
                                                                                                   ------------     -----
                                                                                                      5,359,930       1.9
----------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS             218,000    Archer-Daniels-Midland Company..............................
                                                                                                      3,128,300       1.1
                          159,000    Tyson Foods, Inc. (Class A).................................     1,836,450       0.6
                                                                                                   ------------     -----
                                                                                                      4,964,750       1.7
----------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES             117,000    Sempra Energy...............................................
                                                                                                      2,872,350       1.0
----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT      81,000    Becton, Dickinson and Company...............................
                                                                                                      2,685,150       0.9
& SUPPLIES                 92,000    +Cytyc Corporation..........................................
                                                                                                      2,401,200       0.8
                           40,000    +St. Jude Medical, Inc. ....................................     3,106,000       1.1
                                                                                                   ------------     -----
                                                                                                      8,192,350       2.8
----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &   189,000    +Caremark Rx, Inc. .........................................
                                                                                                      3,082,590       1.1
SERVICES                   51,000    +Express Scripts, Inc. (Class A)............................
                                                                                                      2,384,760       0.8
                          215,000    +HEALTHSOUTH Corporation....................................     3,186,300       1.1
                          139,000    +Health Management Associates, Inc. (Class A)...............     2,557,600       0.9
                          123,000    +Manor Care, Inc. ..........................................     2,916,330       1.0
                           84,000    McKesson HBOC, Inc. ........................................     3,141,600       1.1
                          106,000    +Oxford Health Plans, Inc. .................................     3,194,840       1.1
                           42,000    +Quest Diagnostics Incorporated.............................     3,011,820       1.1
                           59,000    +Tenet Healthcare Corporation...............................     3,464,480       1.2
                           43,000    +Trigon Healthcare, Inc. ...................................     2,986,350       1.0
                           48,000    UnitedHealth Group Incorporated.............................     3,396,960       1.2

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 2001 (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                                                  PERCENT OF
INDUSTRIES                 HELD                                 STOCKS                                VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &    57,000    +Universal Health Services, Inc. (Class B)..................
                                                                                                   $  2,438,460       0.9%
SERVICES (CONCLUDED)       25,000    +Wellpoint Health Networks Inc. ............................
                                                                                                      2,921,250       1.0
                                                                                                   ------------     -----
                                                                                                     38,683,340      13.5
----------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &      83,000    Darden Restaurants, Inc. ...................................
                                                                                                      2,938,200       1.0
LEISURE                    54,000    +Harrah's Entertainment, Inc. ..............................
                                                                                                      1,998,540       0.7
                           44,000    +International Game Technology..............................     3,005,200       1.1
                                                                                                   ------------     -----
                                                                                                      7,941,940       2.8
----------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES         89,000    D.R. Horton, Inc. ..........................................
                                                                                                      2,888,940       1.0
                           77,000    Fortune Brands, Inc. .......................................     3,048,430       1.1
                           62,000    Lennar Corporation..........................................     2,902,840       1.0
                           55,000    +Mohawk Industries, Inc. ...................................     3,018,400       1.1
                           44,000    Whirlpool Corporation.......................................     3,226,520       1.1
                                                                                                   ------------     -----
                                                                                                     15,085,130       5.3
----------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS         66,000    The Procter & Gamble Company................................
                                                                                                      5,222,580       1.8
----------------------------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES   55,000    Electronic Data Systems Corporation.........................
                                                                                                      3,770,250       1.3
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES  199,000    General Electric Company....................................
                                                                                                      7,975,920       2.8
----------------------------------------------------------------------------------------------------------------------------
INSURANCE                  27,000    American International Group, Inc. .........................
                                                                                                      2,143,800       0.7
                           55,000    Loews Corporation...........................................     3,045,900       1.1
                          115,000    UnumProvident Corporation...................................     3,048,650       1.1
                                                                                                   ------------     -----
                                                                                                      8,238,350       2.9
----------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG         45,000    +eBay Inc. .................................................
  RETAIL
                                                                                                      3,010,050       1.1
----------------------------------------------------------------------------------------------------------------------------
MEDIA                      30,000    +AOL Time Warner Inc. ......................................
                                                                                                        963,000       0.3
----------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES            77,000    UtiliCorp United Inc. ......................................
                                                                                                      1,938,090       0.7
----------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL          120,000    J.C. Penney Company, Inc. ..................................
                                                                                                      3,228,000       1.1
                           71,000    Sears, Roebuck & Co. .......................................     3,382,440       1.2
                           25,000    Wal-Mart Stores, Inc. ......................................     1,438,750       0.5
                                                                                                   ------------     -----
                                                                                                      8,049,190       2.8
----------------------------------------------------------------------------------------------------------------------------
OIL & GAS                  34,000    Ashland Inc. ...............................................
                                                                                                      1,566,720       0.5
                          111,000    Exxon Mobil Corporation.....................................     4,362,300       1.5
                          117,000    Occidental Petroleum Corporation............................     3,104,010       1.1
                           77,000    Sunoco, Inc. ...............................................     2,875,180       1.0
                          103,000    USX-Marathon Group..........................................     3,090,000       1.1
                           71,000    Valero Energy Corporation...................................     2,706,520       0.9
                                                                                                   ------------     -----
                                                                                                     17,704,730       6.1
----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            37,000    +Barr Laboratories, Inc. ...................................
                                                                                                      2,936,320       1.0
                           20,000    +IVAX Corporation...........................................       402,800       0.1
                           44,000    Johnson & Johnson...........................................     2,600,400       0.9
                           79,000    +King Pharmaceuticals, Inc. ................................     3,328,270       1.2
                           14,000    Merck & Co., Inc. ..........................................       823,200       0.3
                           85,000    Mylan Laboratories, Inc. ...................................     3,187,500       1.1
                          101,000    Pfizer Inc. ................................................     4,024,850       1.4
                           39,000    +SICOR Inc. ................................................       609,180       0.2
                                                                                                   ------------     -----
                                                                                                     17,912,520       6.2
----------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                80,000    CSX Corporation.............................................
                                                                                                      2,804,000       1.0
                           87,000    Norfolk Southern Corporation................................     1,594,710       0.5
                                                                                                   ------------     -----
                                                                                                      4,398,710       1.5
----------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR              97,000    Intel Corporation...........................................
                                                                                                      3,049,680       1.1
EQUIPMENT & PRODUCTS       47,000    +NVIDIA Corporation.........................................
                                                                                                      3,144,300       1.1
                                                                                                   ------------     -----
                                                                                                      6,193,980       2.2
----------------------------------------------------------------------------------------------------------------------------
SOFTWARE                   92,000    Computer Associates International, Inc. ....................
                                                                                                      3,173,080       1.1
                           79,000    +Microsoft Corporation......................................     5,233,750       1.8
                                                                                                   ------------     -----
                                                                                                      8,406,830       2.9
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 2001 (Concluded)
--------------------------------------------------------------------------------

                          SHARES                                                                                  PERCENT OF
INDUSTRIES                 HELD                                 STOCKS                                VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL           40,000    +AutoZone, Inc. ............................................
                                                                                                   $  2,872,000       1.0%
                          177,000    +Foot Locker, Inc. .........................................     2,770,050       1.0
                            8,000    The Home Depot, Inc. .......................................       408,080       0.1
                           83,000    Lowe's Companies, Inc. .....................................     3,852,030       1.3
                          164,000    +Office Depot, Inc. ........................................     3,040,560       1.1
                          100,000    Ross Stores, Inc. ..........................................     3,208,000       1.1
                           86,000    The TJX Companies, Inc. ....................................     3,427,960       1.2
                                                                                                   ------------     -----
                                                                                                     19,578,680       6.8
----------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL         57,000    Liz Claiborne, Inc. ........................................
                                                                                                      2,835,750       1.0
                          110,000    +Reebok International Ltd. .................................     2,915,000       1.0
                                                                                                   ------------     -----
                                                                                                      5,750,750       2.0
----------------------------------------------------------------------------------------------------------------------------
TOBACCO                   122,000    Philip Morris Companies Inc. ...............................
                                                                                                      5,593,700       1.9
                           83,000    UST Inc. ...................................................     2,905,000       1.0
                                                                                                   ------------     -----
                                                                                                      8,498,700       2.9
----------------------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS (COST -- $265,817,830)....................   287,344,660     100.0
                                     LIABILITIES IN EXCESS OF OTHER ASSETS.......................       (50,171)      0.0
                                                                                                   ------------     -----
                                     NET ASSETS..................................................  $287,294,489     100.0%
                                                                                                   ============     =====
----------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2001                  (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                           ISSUE                            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               US GOVERNMENT OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &                                                      Fannie Mae:
AGENCY OBLIGATIONS--9.0%         NR*        Aaa       $   970,000      4% due 8/15/2003............................    $    986,519
                                 NR*        Aaa         2,140,000      6.50% due 8/15/2004.........................       2,280,106
                                 NR*        Aaa         1,770,000      5.25% due 6/15/2006.........................       1,802,356
                                 NR*        Aaa           500,000      7.125% due 3/15/2007........................         550,705
                                 AAA        Aaa         1,070,000      6.375% due 6/15/2009........................       1,128,084
                                 NR*        Aaa           750,000      6% due 5/15/2011............................         762,653
                                                                     Freddie Mac:
                                 NR*        Aaa         2,480,000      6.375% due 11/15/2003.......................       2,621,434
                                 NR*        Aaa         1,400,000      6.625% due 9/15/2009........................       1,491,658
                                                                                                                       ------------
                                                                                                                         11,623,515
-----------------------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                                                  US Treasury Bonds:
NOTES--14.7%                     AAA        Aaa         1,140,000      7.50% due 11/15/2016........................       1,348,050
                                 AAA        Aaa           700,000      8.125% due 8/15/2019........................         883,862
                                 AAA        Aaa         2,430,000      7.25% due 8/15/2022.........................       2,859,430
                                 AAA        Aaa           500,000      6.25% due 8/15/2023.........................         528,985
                                 AAA        Aaa           500,000      6.625% due 2/15/2027........................         555,935
                                                                     US Treasury Notes:
                                 AAA        Aaa           500,000      4.75% due 1/31/2003.........................         513,830
                                 AAA        Aaa           940,000      4% due 4/30/2003............................         960,266
                                 AAA        Aaa         2,490,000      3.875% due 7/31/2003........................       2,536,289
                                 AAA        Aaa           500,000      6% due 8/15/2004............................         530,625
                                 AAA        Aaa         1,600,000      7.50% due 2/15/2005.........................       1,769,744
                                 AAA        Aaa           500,000      5.75% due 11/15/2005........................         528,045
                                 AAA        Aaa         1,330,000      5.625% due 2/15/2006........................       1,401,275
                                 AAA        Aaa         1,690,000      6.125% due 8/15/2007........................       1,816,750
                                 AAA        Aaa         1,160,000      4.75% due 11/15/2008........................       1,154,919
                                 AAA        Aaa           700,000      6.50% due 2/15/2010.........................         768,362
                                 AAA        Aaa         1,000,000      5% due 2/15/2011............................         996,250
                                                                                                                       ------------
                                                                                                                         19,152,617
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                                                     (COST $31,129,551)--23.7%                           30,776,132
-----------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                                                 Fannie Mae:
MORTGAGE-BACKED                  NR*        Aaa           788,999      7% due 2/01/2016............................         817,226
OBLIGATIONS+--28.5%              NR*        Aaa         2,510,384      6% due 6/01/2016............................       2,518,228
                                 NR*        Aaa           954,500      6.50% due 7/01/2016.........................         973,769
                                 NR*        Aaa         1,230,000      7.125% due 1/15/2030........................       1,364,919
                                 NR*        Aaa           822,786      8% due 9/01/2030............................         862,251
                                 NR*        Aaa         1,917,216      8% due 10/01/2030...........................       2,009,174
                                 NR*        Aaa         4,164,879      7.50% due 12/01/2030........................       4,302,486
                                 NR*        Aaa           888,414      7.50% due 5/01/2031.........................         917,010
                                 NR*        Aaa        10,379,846      6.50% due 6/01/2031.........................      10,396,713
                                 NR*        Aaa         1,440,945      6.50% due 7/01/2031.........................       1,443,286
                                 NR*        Aaa         2,890,489      6.50% due 8/01/2031.........................       2,895,186
                                 NR*        Aaa           999,999      7% due 9/01/2031............................       1,019,999
                                 NR*        Aaa         7,364,138      7% due 11/01/2031...........................       7,511,421
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL US GOVERNMENT AGENCY MORTGAGE-BACKED
                                                                     OBLIGATIONS (COST $36,825,573)--28.5%               37,031,668
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                CORPORATE BONDS & NOTES
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED & COMMERCIAL        AAA        Aaa         2,000,000    Banc of America Commercial Mortgage Inc.,
MORTGAGE-BACKED                                                        7.197% due 5/15/2010........................       2,126,899
SECURITIES+--9.1%
                                 AAA        Aaa         1,000,000    Countrywide Asset-Backed Certificates, 2001-
                                                                       AF3, 6.102% due 8/25/2026...................       1,028,879
                                 NR*        Aaa         1,293,852    Countrywide Home Loan, 2001-24 1A6, 6% due
                                                                       1/25/2032...................................       1,279,296
                                                                     Fannie Mae:
                                 NR*        NR*         1,000,000      Series 2001-43, Class EC, 6% due 4/25/2025..         994,391
                                 NR*        NR*         1,300,000      Series 2001-52, Class VE, 6.50% due
                                                                       7/25/2027...................................       1,318,093
                                 NR*        Aaa         1,000,000    First Union-Chase Commercial Mortgage, 1999-C2
                                                                       A2, 6.645% due 4/15/2009....................       1,037,963

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED & COMMERCIAL
MORTGAGE-BACKED SECURITIES+
(CONCLUDED)

                                 NR*        NR*       $ 1,300,000    Freddie Mac, Series 2351, Class PT, 6.50% due
                                                                       1/15/2025...................................    $  1,338,658
                                 AAA        NR*         1,500,000    General Electric Capital Commercial Mortgage
                                                                       Corporation, Series 2001-3, Class A2, 6.07%
                                                                       due 6/10/2038...............................       1,477,031
                                 AAA        NR*         1,300,000    General Motors Acceptance Corporation Mortgage
                                                                       Corporation Loan Trust, Series 2001-J7,
                                                                       Class A1, 6.25% due 12/25/2031..............       1,301,625
                                                                                                                       ------------
                                                                                                                         11,902,835
-----------------------------------------------------------------------------------------------------------------------------------
BANKING--3.5%                    A-         A1            200,000    Banc One Corp., 8% due 4/29/2027..............         223,796
                                 A          Aa3           390,000    Bank of America Corporation, 7.40% due
                                                                       1/15/2011...................................         418,330
                                                                     Bank One Corp.:
                                 A          Aa3           500,000      6.875% due 8/01/2006........................         532,360
                                 A-         A1            100,000      7.875% due 8/01/2010........................         110,437
                                 A+         Aa2           700,000    BankAmerica Corp., 5.875% due 2/15/2009.......         692,510
                                 A          A1            500,000    FleetBoston Financial Corp., 7.25% due
                                                                       9/15/2005...................................         538,145
                                 A          A2          1,000,000    Mellon Financial Co., 6.875% due 3/01/2003....       1,041,140
                                 BBB+       A3            200,000    Washington Mutual Inc., 7.50% due 8/15/2006...         215,724
                                                                     Wells Fargo Company:
                                 A+         Aa2           200,000      7.25% due 8/24/2005.........................         215,110
                                 A+         Aa2           500,000      5.90% due 5/21/2006.........................         516,225
                                                                                                                       ------------
                                                                                                                          4,503,777
-----------------------------------------------------------------------------------------------------------------------------------
CANADIAN CORPORATES--1.8%        A-         A2             45,000    Alcan Inc., 7.25% due 3/15/2031...............          47,519
                                 AA+        Aa1         1,000,000    Canada Government Bond, 5.25% due
                                                                       11/05/2008..................................         995,010
                                 BBB+       Baa2          230,000    Canadian National Railway Co., 6.90% due
                                                                       7/15/2028...................................         229,299
                                 BBB+       Baa2          230,000    Potash Corporation of Saskatchewan, 7.75% due
                                                                       5/31/2011...................................         244,633
                                 AA         Aa3           250,000    Province of Ontario, 5.50% due 10/01/2008.....         250,284
                                 A+         A1            250,000    Province of Saskatchewan, 8% due 7/15/2004....         271,688
                                 A+         A1            250,000    Quebec Province, 7.50% due 9/15/2029..........         279,485
                                                                                                                       ------------
                                                                                                                          2,317,918
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--2.6%                                                        Commercial Credit Co.:
                                 AA-        Aa1           200,000      6.75% due 7/01/2007.........................         212,084
                                 AA-        Aa1           200,000      10% due 5/15/2009...........................         242,662
                                                                     Ford Motor Credit Company:
                                 BBB+       A2            300,000      7.50% due 6/15/2003.........................         310,014
                                 BBB+       A2            900,000      6.875% due 2/01/2006........................         899,685
                                 BBB+       A2            478,000      7.375% due 2/01/2011........................         471,690
                                                                     General Motors Acceptance Corp.:
                                 BBB+       A2            253,000      6.85% due 6/17/2004.........................         263,054
                                 BBB+       A2            344,000      7.75% due 1/19/2010.........................         358,582
                                 BBB+       A2            399,000      8% due 11/01/2031...........................         403,664
                                 AA-        A1            125,000    International Lease Finance Corporation, 5.50%
                                                                       due 6/07/2004...............................         126,240
                                 AA         Aa3            85,000    Texaco Capital Inc., 8.625% due 6/30/2010.....          99,852
                                                                                                                       ------------
                                                                                                                          3,387,527
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--CONSUMER--2.2%                                              CIT Group Inc.:
                                 A+         A2            300,000      5.625% due 5/17/2004........................         308,445
                                 A+         A2            100,000      6.50% due 2/07/2006.........................         103,798
                                                                     Citigroup Inc.:
                                 AA-        Aa1           585,000      5.70% due 2/06/2004.........................         607,201
                                 AA-        Aa1           200,000      5.75% due 5/10/2006.........................         204,740
                                 AA-        Aa1           365,000      6.50% due 1/18/2011.........................         376,012
                                 A          A3            200,000    Countrywide Home Loan, 5.25% due 6/15/2004....         203,818
                                 AAA        Aaa           275,000    Heller Financial Inc., 7.875% due 5/15/2003...         293,029
                                                                     Household Finance Corporation:
                                 A          A2            600,000      6.50% due 1/24/2006.........................         616,854
                                 A          A2            100,000      7.875% due 3/01/2007........................         109,179
                                 A          A2            100,000      6.75% due 5/15/2011.........................          99,506
                                                                                                                       ------------
                                                                                                                          2,922,582
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--6.3%             BBB+       Baa1      $   370,000    Avalonbay Communities, 6.625% due 9/15/2011...    $    360,524
                                 D          Caa1        2,000,000    Comdisco Inc., 6% due 1/30/2002(c)............       1,520,000
                                                                     EOP Operating LP:
                                 BBB+       Baa1          390,000      7.375% due 11/15/2003.......................         410,050
                                 BBB+       Baa1          120,000      7.75% due 11/15/2007........................         128,141
                                                                     General Electric Capital Corp.:
                                 AAA        Aaa           200,000      6.75% due 9/11/2003.........................         212,038
                                 AAA        Aaa           200,000      7.375% due 1/19/2010........................         222,360
                                                                     Goldman Sachs Group, Inc.:
                                 A+         A1            300,000      7.625% due 8/17/2005........................         322,335
                                 A+         A1            100,000      6.875% due 1/15/2011........................         103,072
                                 A+         A1            180,000    John Hancock Financial Services, 5.625% due
                                                                       12/01/2008..................................         177,485
                                                                     Lehman Brothers Holdings, Inc.:
                                 A          A2            300,000      6.625% due 4/01/2004........................         316,005
                                 A          A2            200,000      7% due 2/01/2008............................         209,420
                                 A          A2            199,000      7.875% due 8/15/2010........................         215,784
                                 BBB        Baa2          160,000    Liberty Property LP, 7.25% due 3/15/2011......         159,013
                                                                     MetLife Inc.:
                                 A          A1             70,000      5.25% due 12/01/2006........................          69,882
                                 A          A1            170,000      6.125% due 12/01/2011.......................         168,548
                                 AA-        Aa3           400,000    Morgan Stanley, Dean Witter, Discover & Co.,
                                                                       7.125% due 1/15/2003........................         417,956
                                 BBB+       Baa1          720,000    Prologis Trust, 7% due 10/01/2003.............         747,734
                                 AA-        Aa1           400,000    Salomon Smith Barney Holdings, Inc., 7.20% due
                                                                       2/01/2004...................................         427,972
                                 NR*        NR*         2,000,000    Security Life of Denver, 0.53% due
                                                                       4/01/2002...................................       1,964,143
                                                                                                                       ------------
                                                                                                                          8,152,462
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER--1.6%                                           Anheuser-Busch Companies Inc.:
                                 A+         A1            290,000      7.50% due 3/15/2012.........................         325,861
                                 A+         A1            200,000      6% due 11/01/2041...........................         185,110
                                 AAA        Aaa           160,000    Bristol-Myers Squibb, 4.75% due 10/01/2006....         158,453
                                 A          A2            200,000    Coca-Cola Enterprises, 6.125% due 8/15/2011...         200,968
                                 A-         A2            180,000    Kraft Foods Inc., 4.625% due 11/01/2006.......         176,150
                                 A          A1            510,000    Pepsi Bottling Holdings Inc., 5.625% due
                                                                       2/17/2009(b)................................         506,551
                                 BBB        Baa3          500,000    Tyson Foods Inc., 6.625% due 10/01/2004(b)....         513,516
                                                                                                                       ------------
                                                                                                                          2,066,609
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--1.7%                                             Anadarko Finance Company:
                                 BBB+       Baa1          195,000      6.75% due 5/01/2011.........................         198,695
                                 BBB+       Baa1           95,000      7.50% due 5/01/2031.........................          99,006
                                 A-         A3             95,000    Apache Corporation, 7.625% due 7/01/2019......         102,186
                                 BBB        Baa2          210,000    The Coastal Corporation, 6.50% due 6/01/2008..         203,698
                                 BBB+       Baa1          200,000    Conoco Inc., 5.90% due 4/15/2004..............         206,606
                                 BBB        Baa2           95,000    Duke Energy Field Services, 8.125% due
                                                                       8/16/2030...................................          97,125
                                                                     El Paso Energy Corporation:
                                 BBB        Baa2          420,000      7% due 5/15/2011............................         410,369
                                 BBB        Baa2          195,000      8.05% due 10/15/2030........................         199,955
                                 BBB-       Baa3          300,000    Ocean Energy Inc., 7.25% due 10/01/2011.......         309,000
                                 A-         Baa3          100,000    R & B Falcon Corporation, 6.50% due
                                                                       4/15/2003...................................         103,011
                                 BBB        Baa2           95,000    Sonat Inc., 7.625% due 7/15/2011..............          96,174
                                 BBB        Baa2          200,000    Williams Companies, Inc., 7.625% due
                                                                       7/15/2019...................................         197,710
                                                                                                                       ------------
                                                                                                                          2,223,535
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                         Alcoa Inc.:
MANUFACTURING--1.7%
                                 A          A1            225,000      2.28% due 12/06/2004(a).....................         224,946
                                 A+         A1            180,000      6% due 1/15/2012............................         178,695
                                 AA-        A3            100,000    Boeing Capital Corporation, 7.10% due
                                                                       9/27/2005...................................         105,034
                                 BBB+       A3            200,000    Daimler-Chrysler NA Holdings, 6.40% due
                                                                       5/15/2006...................................         199,732

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--MANUFACTURING        BBB        Baa2      $   150,000    Delphi Auto Systems Corporation, 6.55% due
(CONCLUDED)
                                                                     6/15/2006.....................................    $    148,973
                                 BBB+       A3            360,000    Ford Motor Company, 7.45% due 7/16/2031.......         330,311
                                 A+         A1            160,000    IBM Corporation, 5.375% due 2/01/2009.........         156,173
                                 BBB-       Baa3          120,000    Northrop Grumman Corporation, 7.125% due
                                                                       2/15/2011...................................         125,273
                                                                     Raytheon Company:
                                 BBB-       Baa3          200,000      6.50% due 7/15/2005.........................         205,434
                                 BBB-       Baa3          200,000      6.75% due 3/15/2018.........................         191,538
                                 A+         A2            210,000    United Technology Corporation, 6.35% due
                                                                       3/01/2011...................................         213,482
                                 A-         A3            200,000    Weyerhaeuser Company, 5.95% due
                                                                       11/01/2008(b)...............................         194,813
                                                                                                                       ------------
                                                                                                                          2,274,404
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--OTHER--0.5%          A+         A1            490,000    First Data Corporation, 6.75% due 7/15/2005...         518,518
                                 BBB-       Baa2          160,000    Martin Marietta Corp., 7.375% due 4/15/2013...         164,966
                                                                                                                       ------------
                                                                                                                            683,484
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--2.9%                                           AOL Time Warner Inc.:
                                 BBB+       Baa1          160,000      6.125% due 4/15/2006........................         163,693
                                 BBB+       Baa1          230,000      7.625% due 4/15/2031........................         243,407
                                 BB+        Ba2           470,000    Circus Circus Enterprises, Inc., 6.70% due
                                                                       11/15/2096..................................         463,076
                                 BBB+       Baa1          390,000    Federated Department Stores, 6.625% due
                                                                       4/01/2011...................................         383,234
                                 BBB-       Baa3          310,000    Kroger Company, 7.50% due 4/01/2031...........         322,164
                                 BBB-       Baa3          350,000    News America Inc., 7.25% due 5/18/2018........         336,221
                                 BBB        Baa2          200,000    Safeway Inc., 6.50% due 3/01/2011.............         203,806
                                                                     Tenet Healthcare Corporation(b):
                                 BBB        Baa3          500,000      5.375% due 11/15/2006.......................         489,056
                                 BBB        Baa3          250,000      6.875% due 11/15/2031.......................         230,067
                                 BBB+       Baa1          160,000    Time Warner Entertainment, 7.25% due
                                                                       9/01/2008...................................         170,430
                                 A-         A3            310,000    Viacom Inc., 7.875% due 7/30/2030.............         342,224
                                                                     Wal-Mart Stores, Inc.:
                                 AA         Aa2           190,000      6.875% due 8/10/2009........................         203,710
                                 AA         Aa2           200,000      7.55% due 2/15/2030.........................         230,908
                                                                                                                       ------------
                                                                                                                          3,781,996
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES--0.9%         BBB+       Baa2          230,000    Burlington Northern Santa Fe, 6.75% due
                                                                       7/15/2011...................................         234,991
                                                                     Southwest Airlines Co.:
                                 A          Baa1          230,000      8% due 3/01/2005............................         240,674
                                 A          Baa1          190,000      7.875% due 9/01/2007........................         194,653
                                 BBB-       Baa3          450,000    Union Pacific Corp., 5.75% due 10/15/2007.....         448,717
                                                                                                                       ------------
                                                                                                                          1,119,035
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--                      BBB+       A3            500,000    AT&T Corporation, 6% due 3/15/2009............         475,535
COMMUNICATIONS--4.4%
                                 AA-        Aa3           400,000    Ameritech Capital Funding, 6.45% due
                                                                       1/15/2018...................................         395,080
                                 BBB        Baa2          250,000    Citizens Communications Company, 7.625% due
                                                                       8/15/2008(b)................................         255,657
                                 BBB-       Baa3          210,000    Clear Channel Communications, 7.875% due
                                                                       6/15/2005...................................         219,876
                                                                     Comcast Cable Communications:
                                 BBB        Baa2          120,000      6.375% due 1/30/2006........................         123,445
                                 BBB        Baa2          200,000      6.75% due 1/30/2011.........................         200,780
                                 A+         A2            200,000    GTE Corporation, 6.84% due 4/15/2018..........         199,292
                                                                     Qwest Capital Funding:
                                 BBB+       Baa1          190,000      7% due 8/03/2009............................         184,547
                                 BBB+       Baa1          700,000      7.90% due 8/15/2010.........................         712,136
                                 AA-        Aa3           200,000    SBC Communications Inc., 6.25% due
                                                                       3/15/2011...................................         203,600
                                 BBB+       Baa1          400,000    Sprint Capital Corporation, 5.70% due
                                                                       11/15/2003..................................         409,852
                                 BBB+       Baa2          270,000    Tele-Communications Inc., 8.25% due
                                                                       1/15/2003...................................         280,473

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATIONS        BB+        Baa3      $   230,000    Univision Communication Inc., 7.85% due
(CONCLUDED)                                                            7/15/2011...................................    $    232,498
                                 A+         A1            400,000    Verizon Global Funding Corporation, 6.75% due
                                                                       12/01/2005..................................         421,776
                                 A+         Aa2           200,000    Verizon of Pennsylvania, 5.65% due
                                                                       11/15/2011..................................         192,118
                                                                     WorldCom, Inc.:
                                 BBB+       A3            500,000      8% due 5/15/2006............................         536,800
                                 BBB+       A3            100,000      7.50% due 5/15/2011.........................         102,408
                                 BBB+       A3            600,000      8.25% due 5/15/2031.........................         632,658
                                                                                                                       ------------
                                                                                                                          5,778,531
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC--2.3%        BBB+       Baa1          200,000    Commonwealth Edison, Company, 6.95% due
                                                                       7/15/2018...................................         193,800
                                 A+         A1            100,000    Consolidated Edison Inc., 7.15% due
                                                                       12/01/2009..................................         104,678
                                                                     Dominion Resources Inc.:
                                 BBB+       Baa1          590,000      7.625% due 7/15/2005........................         629,082
                                 BBB+       Baa1          200,000      8.125% due 6/15/2010........................         218,942
                                 BBB-       Baa2          200,000    FirstEnergy Corp., 6.45% due 11/15/2011.......         195,810
                                 A          A1            200,000    Mississippi Power, 6.05% due 5/01/2003........         203,296
                                 A+         Aa3           100,000    National Rural Utilities, 5.25% due
                                                                       7/15/2004...................................         102,353
                                 BBB        Baa1          260,000    PPL Energy Supply LLC, 6.40% due
                                                                       11/01/2011(b)...............................         242,123
                                                                     Progress Energy Inc.:
                                 BBB        Baa1          290,000      5.85% due 10/30/2008........................         283,214
                                 BBB        Baa1          125,000      7% due 10/30/2031...........................         122,306
                                                                     South Carolina Electric & Gas:
                                 A          A1            450,000      7.50% due 6/15/2005.........................         484,151
                                 A          A1            200,000      6.70% due 2/01/2011.........................         202,820
                                                                                                                       ------------
                                                                                                                          2,982,575
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS--0.2%             BBB+       A3            210,000    Consolidated Natural Gas Company, 5.375% due
                                                                       11/01/2006..................................         206,747
-----------------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES--2.1%          A          A1            100,000    BSCH Issuances Ltd., 7.625% due 9/14/2010.....         105,193
                                 A-         Baa1          300,000    British Telecom PLC, 8.375% due 12/15/2010....         331,458
                                 A-         A3            100,000    Deutsche Telekom International Finance, 7.75%
                                                                       due 6/15/2005...............................         107,029
                                 BBB+       Baa1          100,000    France Telecom, 8.50% due 3/01/2031(b)........         114,161
                                 A          A1            300,000    HSBC Holding PLC, 7.50% due 7/15/2009.........         322,410
                                 A          A2            200,000    Norsk Hydro A/S, 6.36% due 1/15/2009..........         200,208
                                 BB+        Baa2          305,000    Pemex Project Funding Master Trust, 9.125% due
                                                                       10/13/2010..................................         323,300
                                 A+         A2            200,000    Telefonica Europe BV, 7.35% due 9/15/2005.....         210,614
                                 A          A2            875,000    Vodafone Group PLC, 7.75% due 2/15/2010.......         957,976
                                                                                                                       ------------
                                                                                                                          2,672,349
-----------------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS--1.8%          BBB+       Baa2          200,000    Korea Development Bank, 7.125% due
                                                                       4/22/2004...................................         211,066
                                 AA         Aa3         1,000,000    Republic of Italy, 6% due 9/27/2003...........       1,048,190
                                 BB+        Baa3        1,000,000    United Mexican States, 9.875% due 2/01/2010...       1,117,500
                                                                                                                       ------------
                                                                                                                          2,376,756
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL CORPORATE BONDS & NOTES
                                                                     (COST $59,342,683)--45.6%                           59,353,122
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--1.1%                                1,466,000    General Motors Acceptance Corp., 1.98% due
                                                                       1/02/2002...................................       1,465,839
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL SHORT-TERM INVESTMENTS
                                                                     (COST $1,465,839)--1.1%                              1,465,839
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS--
                                                                     (COST $128,763,646)--98.9%....................     128,626,761
                                                                     OTHER ASSETS LESS LIABILITIES--1.1%...........       1,474,961
                                                                                                                       ------------
                                                                     NET ASSETS--100.0%............................    $130,101,722
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Concluded)
--------------------------------------------------------------------------------

* Not Rated.

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

+ Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Non-income producing security.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of December 31, 2001                  (in US dollars)
--------------------------------------------------------------------------------

                            SHARES                                                                                      PERCENT OF
INDUSTRIES                   HELD                                  STOCKS                                  VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
BANKS                          85,000    Golden West Financial Corporation..........................    $  5,002,250        1.2%
                              150,000    Northern Trust Corporation.................................       9,028,500        2.2
                              320,000    Wells Fargo Company........................................      13,904,000        3.3
                                                                                                        ------------      -----
                                                                                                          27,934,750        6.7
----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES                     125,000    Anheuser-Busch Companies, Inc. ............................       5,651,250        1.4
                              359,900    PepsiCo, Inc...............................................      17,523,531        4.2
                                                                                                        ------------      -----
                                                                                                          23,174,781        5.6
----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                 220,000    +Amgen Inc. ...............................................      12,414,600        3.0
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &         191,200    +Concord EFS, Inc. ........................................       6,267,536        1.5
SUPPLIES
                              139,000    H & R Block, Inc. .........................................       6,213,300        1.5
                                                                                                        ------------      -----
                                                                                                          12,480,836        3.0
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS        117,000    Fannie Mae.................................................       9,301,500        2.2
                               82,000    The Goldman Sachs Group, Inc. .............................       7,605,500        1.8
                              113,000    Morgan Stanley Dean Witter & Co. ..........................       6,321,220        1.5
                              200,000    State Street Corporation...................................      10,450,000        2.5
                              138,900    T. Rowe Price Group Inc. ..................................       4,823,997        1.2
                                                                                                        ------------      -----
                                                                                                          38,502,217        9.2
----------------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING         195,000    Koninklijke Ahold NV.......................................       5,674,163        1.3
                              170,000    SYSCO Corporation..........................................       4,457,400        1.1
                                                                                                        ------------      -----
                                                                                                          10,131,563        2.4
----------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                 100,000    Unilever NV (NY Registered Shares).........................       5,761,000        1.4
----------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &         120,000    McDonald's Corporation.....................................       3,176,400        0.7
LEISURE
                              100,000    +Tricon Global Restuarants, Inc. ..........................       4,920,000        1.2
                                                                                                        ------------      -----
                                                                                                           8,096,400        1.9
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS            100,000    Colgate-Palmolive Company..................................       5,775,000        1.4
----------------------------------------------------------------------------------------------------------------------------------
IT CONSULTING &                82,000    Electronic Data Systems Corporation........................       5,621,100        1.4
SERVICES
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE                     150,000    American International Group, Inc. ........................      11,910,000        2.8
                               95,000    Everest Re Group, Ltd. ....................................       6,716,500        1.6
                              310,000    Lincoln National Corporation...............................      15,056,700        3.6
                               68,300    Marsh & McLennan Companies, Inc. ..........................       7,338,835        1.8
                                                                                                        ------------      -----
                                                                                                          41,022,035        9.8
----------------------------------------------------------------------------------------------------------------------------------
MEDIA                         506,000    +AOL Time Warner Inc. .....................................      16,242,600        3.9
                              100,000    +Clear Channel Communications, Inc. .......................       5,091,000        1.2
                              143,100    The Interpublic Group of Companies, Inc. ..................       4,227,174        1.0
                                9,800    +Rogers Communications, Inc. 'B'...........................         166,495        0.0
                              108,000    +Viacom, Inc. (Class B)....................................       4,768,200        1.2
                              415,500    The Walt Disney Company....................................       8,609,160        2.1
                                                                                                        ------------      -----
                                                                                                          39,104,629        9.4
----------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL               80,000    Family Dollar Stores, Inc. ................................       2,398,400        0.6
                              150,000    +Kohl's Corporation........................................      10,566,000        2.5
                              245,000    Target Corporation.........................................      10,057,250        2.4
                              325,000    Wal-Mart Stores, Inc. .....................................      18,703,750        4.5
                                                                                                        ------------      -----
                                                                                                          41,725,400       10.0
----------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                62,000    Allergan Inc. .............................................       4,653,100        1.1
                               75,000    +Forest Laboratories, Inc. ................................       6,146,250        1.5
                              241,000    Johnson & Johnson..........................................      14,243,100        3.4
                              150,666    +King Pharmaceuticals, Inc. ...............................       6,347,559        1.5
                              211,000    Merck & Co., Inc. .........................................      12,406,800        3.0
                              355,000    Pfizer Inc. ...............................................      14,146,750        3.4
                              125,000    Sanofi-Synthelabo SA.......................................       9,326,940        2.2
                                                                                                        ------------      -----
                                                                                                          67,270,499       16.1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Concluded)      (in US dollars)
--------------------------------------------------------------------------------

                            SHARES                                                                                      PERCENT OF
INDUSTRIES                   HELD                                  STOCKS                                  VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL              300,000    +Bed Bath & Beyond Inc. ...................................    $ 10,164,000        2.4%
                              316,400    The Home Depot, Inc. ......................................      16,139,564        3.9
                              435,000    Lowe's Companies, Inc. ....................................      20,188,350        4.8
                                                                                                        ------------      -----
                                                                                                          46,491,914       11.1
----------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL STOCKS (COST--$390,368,012)                               385,506,724       92.4
----------------------------------------------------------------------------------------------------------------------------------
                             FACE
                            AMOUNT                          SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*         $15,243,000    General Motors Acceptance Corp., 1.98% due 1/02/2002.......      15,241,323        3.6
                           10,000,000    National Rural Utilities Cooperative Finance Corp., 2% due
                                           1/25/2002................................................       9,986,111        2.4
                           10,000,000    Verizon Global Funding Corp., 1.83% due 1/15/2002..........       9,992,375        2.4
----------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL SHORT-TERM SECURITIES (COST--$35,219,809)                  35,219,809        8.4
----------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS (COST--$425,587,821).....................     420,726,533      100.8
                                         LIABILITIES IN EXCESS OF OTHER ASSETS......................      (3,368,828)      (0.8)
                                                                                                        ------------      -----
                                         NET ASSETS.................................................    $417,357,705      100.0%
                                                                                                        ============      =====
----------------------------------------------------------------------------------------------------------------------------------

 * Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
 + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2001                  (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                PERCENT OF
COUNTRY                  INDUSTRIES            HELD                        STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA          BANKS                         8,000    National Australia Bank Limited (7.875%
                                                            Convertible Preferred)................   $    240,000       0.1%
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN AUSTRALIA                       240,000       0.1
------------------------------------------------------------------------------------------------------------------------------
BRAZIL             AEROSPACE & DEFENSE          15,800    Embraer-Empresa Brasileira de
                                                            Aeronautica SA (ADR)(a)...............        349,654       0.2
                   -----------------------------------------------------------------------------------------------------------
                   BANKS
                                                15,800    Uniao de Bancos Brasileiros SA
                                                            (Unibanco) (GDR)(b)...................        352,340       0.2
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                34,900    Embratel Participacoes SA (ADR)(a)......        145,184       0.1
                   -----------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                22,100    Petroleo Brasileiro SA--Petrobras.......        502,068       0.3
                                                16,500    Petroleo Brasileiro SA--Petrobras
                                                            (ADR)(a)..............................        384,450       0.2
                                                                                                     ------------     -----
                                                                                                          886,518       0.5
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN BRAZIL                        1,733,696       1.0
------------------------------------------------------------------------------------------------------------------------------
CANADA             COMMUNICATIONS               10,529    Nortel Networks Corporation.............         78,967       0.0
                   EQUIPMENT
                   -----------------------------------------------------------------------------------------------------------
                   MACHINERY
                                                10,000    +ATS Automation Tooling Systems,
                                                            Inc. .................................        106,496       0.1
                   -----------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                13,000    Alcan Aluminium Ltd. ...................        467,090       0.3
                   -----------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                   PRODUCTS
                                                43,200    Domtar, Inc. ...........................        433,272       0.2
                   -----------------------------------------------------------------------------------------------------------
                   SEMICONDUCTOR
                   EQUIPMENT & PRODUCTS
                                                 2,600    +Celestica Inc. ........................        105,014       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN CANADA                        1,190,839       0.7
------------------------------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS     DIVERSIFIED FINANCIALS   16,000,000    TB Finance (Cayman) Ltd. (2.75%
                                                            Convertible Preferred)................         44,712       0.0
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE CAYMAN ISLANDS               44,712       0.0
------------------------------------------------------------------------------------------------------------------------------
CHINA              OIL & GAS                    21,000    PetroChina Company Limited (ADR)(a).....        373,800       0.2
                   -----------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                47,000    +China Mobile (Hong Kong) Limited.......        165,448       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN CHINA                           539,248       0.3
------------------------------------------------------------------------------------------------------------------------------
DENMARK            COMMERCIAL SERVICES &         3,525    +ISS A/S................................        173,498       0.1
                   SUPPLIES
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN DENMARK                         173,498       0.1
------------------------------------------------------------------------------------------------------------------------------
FINLAND            COMMUNICATIONS                2,500    Nokia Oyj 'A' (ADR)(a)..................         61,325       0.0
                   EQUIPMENT
                                                 7,946    Nokia Oyj (Series A)....................        204,895       0.1
                                                                                                     ------------     -----
                                                                                                          266,220       0.1
                   -----------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                   PRODUCTS
                                                15,260    Metsa-Serla Oyj 'B'.....................         94,297       0.1
                                                13,534    Stora Enso Oyj 'R'......................        173,289       0.1
                                                                                                     ------------     -----
                                                                                                          267,586       0.2
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN FINLAND                         533,806       0.3
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                PERCENT OF
COUNTRY                  INDUSTRIES            HELD                        STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
FRANCE             AUTOMOBILES                   8,829    PSA Peugeot Citroen.....................   $    375,379       0.2%
                   -----------------------------------------------------------------------------------------------------------
                   BANKS
                                                 4,739    BNP Paribas SA..........................        424,070       0.3
                   -----------------------------------------------------------------------------------------------------------
                   BUILDING PRODUCTS
                                                 1,993    Compagnie de Saint Gobain...............        300,789       0.2
                   -----------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS
                                                   924    Lafarge SA (Ordinary)...................         86,304       0.1
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS
                                                 3,121    Eurazeo.................................        177,713       0.1
                   -----------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                12,237    Usinor SA...............................        153,086       0.1
                   -----------------------------------------------------------------------------------------------------------
                   MULTI--UTILITIES
                                                 8,093    Suez SA.................................        245,004       0.1
                   -----------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                 3,173    TotalFinaElf SA.........................        453,168       0.3
                   -----------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                 7,871    Aventis SA..............................        558,915       0.3
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN FRANCE                        2,774,428       1.7
------------------------------------------------------------------------------------------------------------------------------
GERMANY            BANKS                         5,833    Bayerische Hypo-und Vereinsbank AG......        177,365       0.1
                   -----------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                 8,597    Bayer AG................................        273,275       0.2
                                                 1,922    Henkel KGaA.............................         97,547       0.0
                                                 3,291    Henkel KGaA (Preferred).................        184,609       0.1
                                                                                                     ------------     -----
                                                                                                          555,431       0.3
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                 9,083    Deutsche Telekom AG (Registered
                                                            Shares)...............................        156,898       0.1
                   -----------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                 8,903    E.On AG.................................        462,950       0.3
                   -----------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                 6,915    Thyssen Krupp AG........................        101,346       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN GERMANY                       1,453,990       0.9
------------------------------------------------------------------------------------------------------------------------------
HONG KONG          BANKS                        49,600    Hang Seng Bank Limited..................        545,429       0.3
                                                46,900    Standard Chartered PLC..................        559,718       0.4
                                                                                                     ------------     -----
                                                                                                        1,105,147       0.7
                   -----------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                51,260    Hutchison Whampoa Limited...............        496,304       0.3
                   -----------------------------------------------------------------------------------------------------------
                   REAL ESTATE
                                                49,000    Cheung Kong (Holdings) Ltd. ............        508,983       0.3
                                                63,000    Sun Hung Kai Properties Ltd. ...........        508,983       0.3
                                                                                                     ------------     -----
                                                                                                        1,017,966       0.6
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN HONG KONG                     2,619,417       1.6
------------------------------------------------------------------------------------------------------------------------------
IRELAND            BANKS                        41,261    Bank of Ireland.........................        390,533       0.2
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS
                                                10,582    Irish Life & Permanent PLC..............        109,298       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN IRELAND                         499,831       0.3
------------------------------------------------------------------------------------------------------------------------------
ISRAEL             COMMUNICATIONS               72,500    +ECI Telecom Limited (US Registered
                   EQUIPMENT                                Shares)...............................        389,325       0.2
                   -----------------------------------------------------------------------------------------------------------
                   INTERNET SOFTWARE &
                   SERVICES
                                                 3,600    +Check Point Software Technologies
                                                            Ltd. .................................        143,604       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN ISRAEL                          532,929       0.3
------------------------------------------------------------------------------------------------------------------------------
ITALY              BANKS                        85,342    Intesa BCI SpA..........................        213,528       0.1
                                                43,982    Unicredito Italiano SpA.................        176,619       0.1
                                                                                                     ------------     -----
                                                                                                          390,147       0.2
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                42,603    Telecom Italia SpA (Registered
                                                            Shares)...............................        227,602       0.1
                   -----------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                 9,623    Assicurazioni Generali..................        267,332       0.2
                   -----------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                37,536    ENI SpA.................................        470,583       0.3
                   -----------------------------------------------------------------------------------------------------------
                   TRANSPORTATION
                   INFRASTRUCTURE
                                                20,525    Autostrade-Concessioni e Costruzioni
                                                            Autostrade SpA........................        142,549       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN ITALY                         1,498,213       0.9
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                PERCENT OF
COUNTRY                  INDUSTRIES            HELD                        STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
JAPAN              CHEMICALS                    26,000    Shin-Etsu Chemical Co., Ltd. ...........   $    934,381       0.6%
                   -----------------------------------------------------------------------------------------------------------
                   COMPUTERS &
                   PERIPHERALS
                                                46,000    NEC Corporation.........................        469,266       0.3
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS
                                                33,000    The Nomura Securities Co., Ltd. ........        423,012       0.2
                   -----------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                36,000    Tokyo Electric Power....................        766,367       0.5
                   -----------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                    30    Keyence Corporation.....................          4,988       0.0
                                                12,000    Murata Manufacturing Co., Ltd. .........        719,670       0.4
                                                                                                     ------------     -----
                                                                                                          724,658       0.4
                   -----------------------------------------------------------------------------------------------------------
                   INSURANCE
                                               194,000    Aioi Insurance Company, Limited.........        318,251       0.2
                                               251,000    Mitsui Marine and Fire Insurance
                                                            Company, Ltd. ........................      1,177,819       0.7
                                                67,000    The Nichido Fire & Marine Insurance Co.,
                                                            Ltd. .................................        323,089       0.2
                                               175,000    The Tokio Marine & Fire Insurance Co.
                                                            Ltd. .................................      1,279,185       0.8
                                                                                                     ------------     -----
                                                                                                        3,098,344       1.9
                   -----------------------------------------------------------------------------------------------------------
                   ROAD & RAIL
                                                   139    East Japan Railway Company..............        671,349       0.4
                   -----------------------------------------------------------------------------------------------------------
                   SEMICONDUCTOR
                   EQUIPMENT & PRODUCTS
                                                 5,000    Rohm Company Ltd. ......................        648,939       0.4
                   -----------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                    47    NTT DoCoMo, Inc. .......................        552,266       0.3
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN JAPAN                         8,288,582       5.0
------------------------------------------------------------------------------------------------------------------------------
MEXICO             BEVERAGES                     6,500    Fomento Economico Mexicano, SA de CV
                                                            (ADR)(a)..............................        224,575       0.1
                   -----------------------------------------------------------------------------------------------------------
                   MEDIA
                                                17,900    +Grupo Televisa SA (ADR)(a).............        772,922       0.5
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN MEXICO                          997,497       0.6
------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS        BANKS                        12,888    ABN AMRO Holding NV.....................        207,591       0.1
                   -----------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                10,105    Akzo Nobel NV...........................        451,224       0.3
                   -----------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                17,213    Buhrmann NV.............................        188,975       0.1
                                                 7,330    Vedior NV 'A'...........................         87,914       0.1
                                                                                                     ------------     -----
                                                                                                          276,889       0.2
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS
                                                12,820    ING Groep NV............................        326,924       0.2
                   -----------------------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES
                                                 7,340    Koninklijke (Royal) Philips Electronics
                                                            NV....................................        218,156       0.1
                   -----------------------------------------------------------------------------------------------------------
                   MEDIA
                                                 8,078    Wolters Kluwer NV 'A'...................        184,132       0.1
                   -----------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                 7,731    Royal Dutch Petroleum Company...........        391,682       0.2
                   -----------------------------------------------------------------------------------------------------------
                   TRADING COMPANIES &
                   DISTRIBUTORS
                                                 2,989    Hagemeyer NV............................         55,890       0.0
                                                 5,884    Internatio-Muller NV....................        110,126       0.1
                                                                                                     ------------     -----
                                                                                                          166,016       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE NETHERLANDS               2,222,614       1.3
------------------------------------------------------------------------------------------------------------------------------
PORTUGAL           ELECTRIC UTILITIES           53,168    Electricidade de Portugal, SA (EDP).....        115,512       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN PORTUGAL                        115,512       0.1
------------------------------------------------------------------------------------------------------------------------------
SINGAPORE          BANKS                        59,586    DBS Group Holdings Limited..............        445,322       0.3
                   -----------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                15,850    +Flextronics International Ltd. ........        380,241       0.2
                   -----------------------------------------------------------------------------------------------------------
                   REAL ESTATE
                                               153,000    City Developments Limited...............        501,300       0.3
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SINGAPORE                     1,326,863       0.8
------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA       PAPER & FOREST               23,600    Sappi Limited (ADR)(a)..................        241,900       0.2
                   PRODUCTS
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SOUTH AFRICA                    241,900       0.2
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                PERCENT OF
COUNTRY                  INDUSTRIES            HELD                        STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA        BANKS                        29,320    Kookmin Bank............................   $  1,111,630       0.7%
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                53,600    Korea Telecom Corporation (ADR)(a)......      1,089,688       0.7
                   -----------------------------------------------------------------------------------------------------------
                   INTERNET SOFTWARE &
                   SERVICES
                                                 5,000    +Daum Communications Corporation........        125,238       0.1
                   -----------------------------------------------------------------------------------------------------------
                   SEMICONDUCTOR
                   EQUIPMENT & PRODUCTS
                                                 2,500    Samsung Electronics.....................        531,024       0.3
                   -----------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                 1,800    SK Telecom Co., Ltd. ...................        367,263       0.2

                                                 9,400    SK Telecom Co., Ltd. (ADR)(a)(e)........        203,228       0.1
                                                                                                     ------------     -----
                                                                                                          570,491       0.3
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SOUTH KOREA                   3,428,071       2.1
------------------------------------------------------------------------------------------------------------------------------
SPAIN              DIVERSIFIED                  24,809    +Telefonica SA..........................        332,012       0.2
                   TELECOMMUNICATION
                   SERVICES
                   -----------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                23,883    Endesa SA...............................        373,633       0.2
                   -----------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                14,978    Repsol-YPF, SA..........................        218,450       0.2
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SPAIN                           924,095       0.6
------------------------------------------------------------------------------------------------------------------------------
SWEDEN             BANKS                        24,201    Skandinaviska Enskilda Banken (SEB)
                                                            'A'...................................        220,330       0.1
                   -----------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                 9,550    Observer AB.............................         62,819       0.0
                   -----------------------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES
                                                17,706    Electrolux AB 'B'.......................        264,163       0.2
                   -----------------------------------------------------------------------------------------------------------
                   MACHINERY
                                                 6,313    Volvo AB 'B'............................        105,922       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SWEDEN                          653,234       0.4
------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND        DIVERSIFIED                     441    Swisscom AG (Registered Shares).........        122,183       0.1
                   TELECOMMUNICATION
                   SERVICES
                   -----------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                   506    Zurich Financial Services AG............        118,706       0.1
                   -----------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                10,743    Novartis AG (Registered Shares).........        388,231       0.2
                                                 4,529    Roche Holding AG........................        323,247       0.2
                                                                                                     ------------     -----
                                                                                                          711,478       0.4
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN SWITZERLAND                     952,367       0.6
------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM     AEROSPACE & DEFENSE          37,928    BAE Systems PLC.........................        170,845       0.1
                                                51,415    Rolls-Royce PLC.........................        124,591       0.1
                                                                                                     ------------     -----
                                                                                                          295,436       0.2
                   -----------------------------------------------------------------------------------------------------------
                   BANKS
                                                13,369    Abbey National PLC......................        190,681       0.1
                                                17,586    Barclays PLC............................        582,279       0.3
                                                29,404    HSBC Holdings PLC.......................        344,924       0.2
                                                 8,134    Lloyds TSB Group PLC....................         88,313       0.1
                                                                                                     ------------     -----
                                                                                                        1,206,197       0.7
                   -----------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                56,395    Chubb PLC...............................        141,173       0.1
                   -----------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS
                                                27,700    Hanson PLC..............................        191,091       0.1
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                66,421    BT Group PLC............................        244,573       0.1
                   -----------------------------------------------------------------------------------------------------------
                   FOOD & DRUG RETAILING
                                                37,274    Boots Company PLC.......................        317,083       0.2
                                                60,177    J Sainsbury PLC.........................        320,549       0.2
                                                19,622    Safeway PLC.............................         91,385       0.0
                                                                                                     ------------     -----
                                                                                                          729,017       0.4
                   -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                PERCENT OF
COUNTRY                  INDUSTRIES            HELD                        STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM     FOOD PRODUCTS                76,440    Unilever PLC............................   $    627,454       0.4%
(CONCLUDED)

                   -----------------------------------------------------------------------------------------------------------
                   HOTELS, RESTAURANTS &
                   LEISURE
                                                14,449    Six Continents PLC......................        142,998       0.1
                   -----------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                10,371    Smiths Industries PLC...................        102,186       0.1
                   -----------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                15,710    CGNU PLC................................        193,204       0.1
                                                20,396    Prudential Corporation PLC..............        236,287       0.2
                                                11,279    Royal & Sun Alliance Insurance Group
                                                            PLC...................................         64,800       0.0
                                                                                                     ------------     -----
                                                                                                          494,291       0.3
                   -----------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                10,404    Anglo American PLC......................        157,628       0.1
                   -----------------------------------------------------------------------------------------------------------
                   MULTILINE RETAIL
                                                19,049    Kingfisher PLC..........................        111,173       0.1
                   -----------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                 8,553    GlaxoSmithKline PLC.....................        214,480       0.1
                   -----------------------------------------------------------------------------------------------------------
                   TRANSPORTATION
                   INFRASTRUCTURE
                                                19,144    BAA PLC.................................        153,381       0.1
                   -----------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                66,421    +mm02 PLC...............................         83,619       0.0

                                               184,746    Vodafone Group PLC......................        483,311       0.3
                                                                                                     ------------     -----
                                                                                                          566,930       0.3
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE UNITED KINGDOM            5,378,008       3.2
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      AEROSPACE & DEFENSE          15,500    Honeywell International Inc. ...........        524,210       0.3
                   -----------------------------------------------------------------------------------------------------------
                   AIR FREIGHT & COURIERS
                                                17,000    Airborne, Inc. .........................        252,110       0.1
                   -----------------------------------------------------------------------------------------------------------
                   AUTO COMPONENTS
                                                23,500    Delphi Automotive Systems Corporation...        321,010       0.2
                                                 9,100    The Goodyear Tire & Rubber Company......        216,671       0.1
                                                                                                     ------------     -----
                                                                                                          537,681       0.3
                   -----------------------------------------------------------------------------------------------------------
                   AUTOMOBILES
                                                 5,400    Ford Motor Company......................         84,888       0.0
                                                 1,800    General Motors Corporation..............         87,480       0.1
                                                11,200    +General Motors Corporation (Class H)...        173,040       0.1
                                                                                                     ------------     -----
                                                                                                          345,408       0.2
                   -----------------------------------------------------------------------------------------------------------
                   BANKS
                                                 1,300    Bank of America Corporation.............         81,835       0.0
                                                 6,500    Riggs National Corporation..............         90,805       0.1
                                                                                                     ------------     -----
                                                                                                          172,640       0.1
                   -----------------------------------------------------------------------------------------------------------
                   BEVERAGES
                                                 9,000    The Coca-Cola Company...................        424,350       0.2
                   -----------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                 7,250    E.I. du Pont de Nemours and Company.....        308,197       0.2
                   -----------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                 8,500    +Amdocs Limited.........................        288,745       0.2
                                                 9,900    +Cendant Corporation....................        194,139       0.1
                                                10,500    +TeleTech Holdings, Inc. ...............        148,680       0.1
                                                                                                     ------------     -----
                                                                                                          631,564       0.4
                   -----------------------------------------------------------------------------------------------------------
                   COMMUNICATIONS
                   EQUIPMENT
                                                35,000    +3Com Corporation.......................        222,250       0.1
                                                47,700    +ADC Telecommunications, Inc. ..........        219,420       0.1
                                                25,800    Broadband HOLDRs Trust(j)...............        425,700       0.2
                                                10,200    +Cisco Systems, Inc. ...................        184,722       0.1
                                                14,600    Corning Incorporated....................        130,232       0.1
                                                41,200    Lucent Technologies Inc. ...............        259,148       0.2
                                                   200    +Lucent Technologies Inc.(e)............        226,800       0.1
                                                   197    +McDATA Corporation (Class A)...........          4,826       0.0
                                                17,200    Motorola, Inc. .........................        258,344       0.2
                                                 2,600    Scientific-Atlanta, Inc. ...............         62,244       0.1
                                                12,800    +Tellabs, Inc. .........................        191,360       0.1
                                                                                                     ------------     -----
                                                                                                        2,185,046       1.3
                   -----------------------------------------------------------------------------------------------------------
                   COMPUTERS &
                   PERIPHERALS
                                                37,900    Compaq Computer Corporation.............        369,904       0.2
                                                17,970    +EMC Corporation........................        241,517       0.2
                                                 7,700    Hewlett-Packard Company.................        158,158       0.1
                                                14,350    +Sun Microsystems, Inc. ................        176,505       0.1
                                                                                                     ------------     -----
                                                                                                          946,084       0.6
                   -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                PERCENT OF
COUNTRY                  INDUSTRIES            HELD                        STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      CONSTRUCTION &               34,400    Foster Wheeler Ltd. ....................   $    175,440       0.1%
(CONTINUED)        ENGINEERING
                                                44,300    +McDermott International, Inc. .........        543,561       0.3
                                                 7,800    +Quanta Services, Inc. .................        120,354       0.1
                                                 5,400    +The Shaw Group Inc. ...................        126,900       0.1
                                                                                                     ------------     -----
                                                                                                          966,255       0.6
                   -----------------------------------------------------------------------------------------------------------
                   CONTAINERS & PACKAGING
                                                81,900    +Crown Cork & Seal Company, Inc. .......        208,026       0.1
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS
                                                17,050    J.P. Morgan Chase & Co. ................        619,767       0.4
                                                86,000    +Nasdaq-100 Shares(c)...................      3,362,600       2.0
                                                21,500    Semiconductor HOLDRs Trust(d)...........        899,775       0.5
                                                                                                     ------------     -----
                                                                                                        4,882,142       2.9
                   -----------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                                                14,940    +American Tower Corporation (Class A)...        141,482       0.1
                   TELECOMMUNICATION
                                                26,100    +Broadwing Inc. ........................        247,950       0.2
                   SERVICES
                                                25,500    +McLeodUSA Incorporated (Class A).......          9,435       0.0
                                             1,695,570    Metromedia Fiber Network
                                                            (Warrants)(h).........................         67,823       0.0
                                                33,650    +Metromedia Fiber Network, Inc. (Class
                                                            A)....................................         14,806       0.0
                                                12,000    Qwest Communications International
                                                            Inc. .................................        169,560       0.1
                                                27,700    SBC Communications Inc. ................      1,085,009       0.7
                                                 9,200    Sprint Corporation......................        184,736       0.1
                                                15,100    Verizon Communications..................        716,646       0.4
                                                51,900    +Williams Communications Group, Inc. ...        121,965       0.1
                                                28,000    +WorldCom, Inc. ........................        394,240       0.2
                                                10,308    WorldCom, Inc.-MCI Group................        130,809       0.1
                                                                                                     ------------     -----
                                                                                                        3,284,461       2.0
                   -----------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                10,400    +The AES Corporation....................        170,040       0.1
                                                 4,300    +Mirant Corporation.....................         68,886       0.1
                                                 1,800    Reliant Energy, Inc.....................         47,736       0.0
                                                                                                     ------------     -----
                                                                                                          286,662       0.2
                   -----------------------------------------------------------------------------------------------------------
                   ELECTRICAL EQUIPMENT
                                                 8,300    +Benchmark Electronics, Inc. ...........        157,368       0.1
                   -----------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT
                                                19,300    +Agilent Technologies, Inc. ............        550,243       0.3
                   & INSTRUMENTS
                                                 2,861    PerkinElmer, Inc. ......................        100,192       0.1
                                                26,308    +Solectron Corporation..................        296,760       0.2
                                                                                                     ------------     -----
                                                                                                          947,195       0.6
                   -----------------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &
                   SERVICE
                                                10,300    ENSCO International Incorporated........        255,955       0.2
                                                20,500    GlobalSantaFe Corporation...............        584,660       0.3
                                                15,500    +Input/Output, Inc. ....................        127,255       0.1
                                                 3,850    +Nabors Industries, Inc. ...............        132,170       0.1
                                                17,950    +Rowan Companies, Inc. .................        347,691       0.2
                                                12,900    Schlumberger Limited....................        708,855       0.4
                                                 5,100    +Veritas DGC Inc. ......................         94,350       0.0
                                                                                                     ------------     -----
                                                                                                        2,250,936       1.3
                   -----------------------------------------------------------------------------------------------------------
                   FOOD & DRUG RETAILING
                                                 4,600    +The Kroger Co. ........................         96,002       0.1
                   -----------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                61,900    Tyson Foods, Inc. (Class A).............        714,945       0.4
                   -----------------------------------------------------------------------------------------------------------
                   GAS UTILITIES
                                                 5,900    Dynegy Inc. (Class A)...................        150,450       0.1
                                                 3,900    El Paso Corporation.....................        173,979       0.1
                                                                                                     ------------     -----
                                                                                                          324,429       0.2
                   -----------------------------------------------------------------------------------------------------------
                   HEALTH CARE EQUIPMENT
                   & SUPPLIES
                                                 2,600    +Waters Corporation.....................        100,750       0.1

                                                   960    +Zimmer Holdings, Inc. .................         29,318       0.0
                                                                                                     ------------     -----
                                                                                                          130,068       0.1
                   -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                PERCENT OF
COUNTRY                  INDUSTRIES            HELD                        STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      HEALTH CARE PROVIDERS         8,500    Aetna Inc. (New Shares).................   $    280,415       0.2%
(CONTINUED)        & SERVICES                    2,200    +AMERIGROUP Corporation.................         48,070       0.0
                                                 5,200    +Anthem, Inc. ..........................        257,400       0.2
                                                88,300    +Beverly Enterprises, Inc. .............        759,380       0.5
                                                10,000    HCA Inc. ...............................        385,400       0.2
                                                 5,500    +Humana Inc. ...........................         64,845       0.0
                                                 2,600    +Mid Atlantic Medical Services, Inc. ...         59,020       0.0
                                                12,800    +WebMD Corporation......................         90,240       0.1
                                                                                                     ------------     -----
                                                                                                        1,944,770       1.2
                   -----------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS
                                                 8,000    Colgate-Palmolive Company...............        462,000       0.3
                                                 6,400    The Procter & Gamble Company............        506,432       0.3
                                                                                                     ------------     -----
                                                                                                          968,432       0.6
                   -----------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                36,000    General Electric Company................      1,442,880       0.9
                   -----------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                20,800    ACE Limited.............................        835,120       0.5
                                                12,600    The Allstate Corporation................        424,620       0.2
                                                31,400    Horace Mann Educators Corporation.......        666,308       0.4
                                                 4,200    +The Principal Financial Group, Inc. ...        100,800       0.1
                                                 8,600    +Prudential Financial, Inc. ............        285,434       0.2
                                                 2,500    XL Capital Ltd. (Class A)...............        228,400       0.1
                                                                                                     ------------     -----
                                                                                                        2,540,682       1.5
                   -----------------------------------------------------------------------------------------------------------
                   MACHINERY
                                                 2,600    Deere & Company.........................        113,516       0.1
                                                 2,700    Ingersoll-Rand Company..................        112,887       0.1
                                                 9,000    Parker-Hannifin Corporation.............        413,190       0.2
                                                11,500    The Timken Company......................        186,070       0.1
                                                                                                     ------------     -----
                                                                                                          825,663       0.5
                   -----------------------------------------------------------------------------------------------------------
                   MEDIA
                                                 9,700    The Walt Disney Company.................        200,984       0.1
                   -----------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                 8,000    Alcoa Inc. .............................        284,400       0.2
                                                 4,800    Arch Coal, Inc. ........................        108,960       0.0
                                                 5,300    CONSOL Energy Inc. .....................        131,652       0.1
                                                34,000    Newmont Mining Corporation..............        649,740       0.4
                                                18,200    Nucor Corporation.......................        963,872       0.6
                                                                                                     ------------     -----
                                                                                                        2,138,624       1.3
                   -----------------------------------------------------------------------------------------------------------
                   MULTILINE RETAIL
                                                17,700    Nordstrom, Inc. ........................        358,071       0.2
                                                 8,090    Wal-Mart Stores, Inc. ..................        465,579       0.3
                                                                                                     ------------     -----
                                                                                                          823,650       0.5
                   -----------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                 1,300    Amerada Hess Corporation................         81,250       0.0
                                                10,873    ChevronTexaco Corporation...............        974,330       0.6
                                                11,500    Conoco Inc. ............................        325,450       0.2
                                                10,100    Kerr-McGee Corporation..................        553,480       0.3
                                                 3,800    Noble Affiliates, Inc. .................        134,102       0.1
                                                15,400    Occidental Petroleum Corporation........        408,562       0.2
                                                 7,600    +Stone Energy Corporation...............        300,200       0.2
                                                19,200    +USX-Marathon Group.....................        576,000       0.4
                                                15,400    Unocal Corporation......................        555,478       0.3
                                                 2,200    Valero Energy Corporation...............         83,864       0.1
                                                                                                     ------------     -----
                                                                                                        3,992,716       2.4
                   -----------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                                                15,600    Bowater Incorporated....................        744,120       0.4
                   PRODUCTS
                                                11,800    Deltic Timber Corporation...............        323,320       0.2
                                                41,900    Louisiana-Pacific Corporation...........        353,636       0.2
                                                                                                     ------------     -----
                                                                                                        1,421,076       0.8
                   -----------------------------------------------------------------------------------------------------------
                   PERSONAL PRODUCTS
                                                12,800    The Gillette Company....................        427,520       0.3
                   -----------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                 6,400    Bristol-Myers Squibb Company............        326,400       0.2
                                                 9,000    Merck & Co., Inc. ......................        529,200       0.3
                                                19,240    Pfizer Inc. ............................        766,714       0.5
                                                12,550    Pharmacia Corporation...................        535,257       0.3
                                                11,660    Schering-Plough Corporation.............        417,545       0.2
                                                                                                     ------------     -----
                                                                                                        2,575,116       1.5
                   -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                              SHARES                                                                PERCENT OF
COUNTRY                  INDUSTRIES            HELD                        STOCKS                       VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      REAL ESTATE                  26,900    AMB Property Corporation................   $    699,400       0.4%
(CONCLUDED)
                                                15,400    Archstone-Smith Trust...................        405,020       0.3
                                                 5,100    Boston Properties, Inc. ................        193,800       0.1
                                                14,350    CarrAmerica Realty Corporation..........        431,935       0.3
                                                50,000    +Catellus Development Corporation.......        920,000       0.6
                                                13,100    Equity Office Properties Trust..........        394,048       0.2
                                               244,400    +La Quinta Properties, Inc. ............      1,402,856       0.8
                                                12,600    Nationwide Health Properties, Inc. .....        235,494       0.1
                                                24,900    TrizecHahn Corporation..................        390,930       0.2
                                                19,500    +Saxon Capital Acquisition..............        195,000       0.1
                                                62,800    +Security Capital Group Incorporated
                                                            (Class B).............................      1,593,236       1.0
                                                 6,700    The St. Joe Company.....................        185,925       0.1
                                                                                                     ------------     -----
                                                                                                        7,047,644       4.2
                   -----------------------------------------------------------------------------------------------------------
                   ROAD & RAIL
                                                 4,000    Union Pacific Corporation...............        228,000       0.1
                   -----------------------------------------------------------------------------------------------------------
                   SEMICONDUCTOR
                                                33,000    +Advanced Micro Devices, Inc. ..........        523,380       0.3
                   EQUIPMENT &
                                                41,000    +Agere Systems Inc. (Class A)...........        233,290       0.1
                   PRODUCTS
                                                 4,000    +Analog Devices, Inc. ..................        177,560       0.1
                                                21,800    +Lattice Semiconductor Corporation......        448,208       0.3
                                                15,600    +National Semiconductor Corporation.....        480,324       0.3
                                                 9,900    Texas Instruments Incorporated..........        277,200       0.2
                                                                                                     ------------     -----
                                                                                                        2,139,962       1.3
                   -----------------------------------------------------------------------------------------------------------
                   SOFTWARE
                                                 8,700    +Imation Corp. .........................        187,746       0.1
                                                25,000    +Oracle Corporation.....................        345,250       0.2
                                                                                                     ------------     -----
                                                                                                          532,996       0.3
                   -----------------------------------------------------------------------------------------------------------
                   SPECIALTY RETAIL
                                                 7,800    Circuit City Stores--Circuit City
                                                            Group.................................        202,410       0.1
                   -----------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                 5,200    +Sprint Corp. (PCS Group)...............        126,932       0.1
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL STOCKS IN THE UNITED STATES            50,155,836      30.0
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN STOCKS
                                                          (COST--$97,736,015)                          88,519,186      53.1
------------------------------------------------------------------------------------------------------------------------------

                                             FACE
                                            AMOUNT                 FIXED-INCOME SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
ARGENTINA                                 US$   150,000    CTI Holdings SA, 0/11.50%** due
                                                             4/15/2008.............................         16,500       0.0
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN
                                                           ARGENTINA                                        16,500       0.0
-------------------------------------------------------------------------------------------------------------------------------
BRAZIL                                          800,000    Republic of Brazil, 11% due
                                                             8/17/2040(i)..........................        616,000       0.4
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN BRAZIL         616,000       0.4
-------------------------------------------------------------------------------------------------------------------------------
CHILE                                         2,400,000    Edelnor, 7.75% due 3/15/2006............        936,000       0.6
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN CHILE          936,000       0.6
-------------------------------------------------------------------------------------------------------------------------------
FRANCE                                   E    1,750,000    Crown Cork & Seal SA, 6% due
                                                             12/06/2004............................        764,453       0.5
                                                164,645    Societe Fonciere Lyonnaise SA, 4%* due
                                                             10/31/2004............................        159,258       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN FRANCE         923,711       0.6
-------------------------------------------------------------------------------------------------------------------------------
GERMANY                                       5,500,000    Bundesobligation, 3.25% due 2/17/2004...      4,852,283       2.9
                                                           Bundesrepublic Deutschland:
                                              1,720,000      6.50% due 10/14/2005..................      1,646,028       1.0
                                             17,880,000      5.25% due 1/04/2011...................     16,195,121       9.7
                                              2,435,000      4.75% due 7/04/2028...................      1,960,843       1.2
                                          DM  3,000,000    General Electric Capital Corporation,
                                                             4.375% due 4/15/2002..................      1,369,161       0.8
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN GERMANY     26,023,436      15.6
-------------------------------------------------------------------------------------------------------------------------------
JAPAN                                    Y   42,000,000    Fuji International Finance, 0.25%* due
                                                             2/01/2002 (Convertible Preferred
                                                             Shares)...............................        120,975       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN JAPAN          120,975       0.1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                             FACE                                                                    PERCENT OF
COUNTRY                                     AMOUNT                 FIXED-INCOME SECURITIES               VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG                                US$   400,000    Xerox Capital Europe PLC, 5.75% due
                                                             5/15/2002.............................   $    394,000       0.2%
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN
                                                           LUXEMBOURG                                      394,000       0.2
-------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                                     485,000    Koninklijke (KPN) NV, 8% due
                                                             10/01/2010............................        486,213       0.3
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN THE
                                                           NETHERLANDS                                     486,213       0.3
-------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                                             Colt Telecom Group PLC:
                                          DM    700,000      2% due 8/06/2005......................        195,586       0.1
                                         E      350,000      2% due 3/29/2006......................        183,089       0.1
                                          US$   550,000    Crown Cork & Seal Finance PLC, 7% due
                                                             12/15/2006............................        225,500       0.1
                                         L      400,000    NTL Incorporated, Series B, 0/10.75%**
                                                             due 4/01/2003.........................        151,362       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN THE
                                                           UNITED KINGDOM                                  755,537       0.4
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES                             US$   150,000    Calpine Corporation, 4% due
                                                             12/26/2006(e).........................        173,250       0.1
                                                600,000    Corning Incorporated, 4.895%* due
                                                             11/08/2015............................        313,500       0.2
                                                           Crown Cork & Seal Company, Inc.:
                                                100,000      7.125% due 9/01/2002..................         68,000       0.0
                                                100,000      6.75% due 4/15/2003...................         57,000       0.0
                                                           +Enron Corporation:
                                                200,000      6.625% due 10/15/2003.................         41,000       0.0
                                         E      100,000      4.375% due 4/08/2005..................         15,137       0.0
                                          US$   450,000      0%* due 2/07/2021 (Convertible
                                                             Bonds)................................         56,250       0.0
                                                300,000      0%* due 2/07/2021 (Convertible
                                                             Bonds)(e).............................         36,000       0.0
                                                615,705    Federal Republic of Brazil C Bond, 8%
                                                             due 4/15/2014.........................        468,705       0.3
                                              1,176,000    Finova Group Inc., 7.50% due
                                                             11/15/2009............................        482,160       0.3
                                                           Foster Wheeler Ltd.:
                                                350,000      6.50% due 6/01/2007...................        238,000       0.1
                                                750,000      6.50% due 6/01/2007 (Convertible
                                                             Bonds)................................        416,500       0.3
                                                400,000    Hynix Semiconductor America, 8.25% due
                                                             5/15/2004.............................        268,000       0.2
                                              4,330,000    KFW International Finance, 6.375% due
                                                             2/13/2008.............................      4,349,485       2.6
                                                550,000    Level 3 Communications Inc., 11% due
                                                             3/15/2008.............................        286,000       0.2
                                                155,000    Lucent Technologies Inc., 7.25% due
                                                             7/15/2006.............................        129,425       0.1
                                                 50,000    Manugistics Group Inc., 5% due
                                                             11/01/2007............................         42,242       0.0
                                                727,000    McDermott Inc., 9.375% due 3/15/2002....        661,570       0.4
                                                           McLeodUSA Incorporated:
                                                200,000      0/10.50%** due 3/01/2007..............         42,000       0.0
                                                100,000      8.375% due 3/15/2008..................         22,500       0.0
                                                460,000      12% due 7/15/2008.....................        110,400       0.1
                                                100,000      9.50% due 11/01/2008..................         23,000       0.0
                                                225,000      11.50% due 5/01/2009..................         52,875       0.0
                                                           Metromedia Fiber Network:
                                              1,246,937      8% due 9/30/2006(f)...................      1,209,529       0.7
                                                500,000      10% due 12/15/2009....................        145,000       0.1
                                         E      300,000      10% due 12/15/2009....................         68,783       0.1
                                          US$   500,000    Nextel Communications, 5.25% due
                                                             1/15/2010 (Convertible Bonds).........        300,313       0.2
                                                195,000    PG&E Corp., 6.25% due 8/01/2003.........        191,588       0.1
                                                400,000    Roche Holdings Inc., 6.43%* due
                                                             4/20/2010 (Convertible Bonds).........        234,500       0.1
                                                100,000    +Sanluis Corporation SA de CV, 8.875%
                                                             due 3/18/2008.........................         18,000       0.0
                                                750,000    Shaw Group Inc., 3.298%* due
                                                             5/01/2021.............................        384,375       0.2
                                                           Solectron Corporation (Convertible
                                                             Bonds):
                                                250,000      3.651%* due 5/08/2020.................        132,344       0.1
                                              2,400,000      4.575%* due 11/20/2020................      1,013,998       0.6

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                         FACE AMOUNT/                                                                PERCENT OF
COUNTRY                                  SHARES HELD               FIXED-INCOME SECURITIES               VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES

(CONCLUDED)                               US$   300,000    Southern California Edison, 5.625% due
                                                             10/01/2002............................   $    295,500       0.2%
                                              4,400,000    US Treasury Notes, Inflation Indexed
                                                             Notes, 3.50%, due 1/15/2011(g)........      4,477,430       2.7
                                                           Williams Communications Group, Inc.:
                                                100,000      11.70% due 8/01/2008..................         41,000       0.0
                                                700,000      10.875% due 10/01/2009................        287,000       0.2
                                                200,000      11.875% due 8/01/2010.................         82,000       0.1
                                                  2,500    +Xerox Corporation, 7.50% due 11/27/2021
                                                             (Convertible Preferred)(e)............        171,058       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL FIXED-INCOME SECURITIES IN THE
                                                           UNITED STATES                                17,405,417      10.4
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN FIXED-INCOME
                                                           SECURITIES (COST--$49,590,791)               47,677,789      28.6
-------------------------------------------------------------------------------------------------------------------------------
                                                                    SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***                           5,000,000    Gannett Company, 1.85% due 1/11/2002....      4,997,431       3.0
                                              3,968,000    General Motors Acceptance Corp., 1.98%
                                                             due 1/02/2002.........................      3,967,782       2.4
                                              5,150,000    Verizon Global Funding Corp., 1.85% due
                                                             1/18/2002.............................      5,145,501       3.1
-------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY                        4,000,000    Federal Home Loan Banks, 1.67% due
OBLIGATIONS***                                               1/18/2002.............................      3,996,846       2.4
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN SHORT-TERM
                                                           SECURITIES (COST--$18,107,559)               18,107,560      10.9
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS (COST--$165,434,365)      154,304,535      92.6
-------------------------------------------------------------------------------------------------------------------------------
                                        NOMINAL VALUE
OPTIONS                                   COVERED BY
WRITTEN                                    OPTIONS                          ISSUE
-------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                              4,000    Analog Devices, Inc., expiring June 2002
                                                             at USD 55.............................        (16,000)      0.0
                                                  7,800    Broadwing Inc., expiring January 2002 at
                                                             USD 10................................         (4,290)      0.0
                                                  7,800    Broadwing Inc., expiring April 2002 at
                                                             USD 12.5..............................         (4,680)      0.0
                                                  3,600    Check Point Software Technologies Ltd.,
                                                             expiring April 2002 at USD 45.........        (15,840)      0.0
                                                  7,800    Circuit City Stores--Circuit City Group,
                                                             expiring April 2002 at USD 15.........        (89,700)     (0.1)
                                                  2,000    Cisco Systems, Inc., expiring July 2002
                                                             at USD 27.5...........................         (1,400)      0.0
                                                    900    Hewlett-Packard Company, expiring May
                                                             2002 at USD 27.5......................           (585)      0.0
                                                  2,700    Ingersoll-Rand Company, expiring March
                                                             2002 at USD 42.5......................         (6,345)      0.0
                                                  5,700    National Semiconductor Corporation,
                                                             expiring May 2002 at USD 40...........        (11,400)      0.0
                                                  2,600    Scientific-Atlanta, Inc., expiring March
                                                             2002 at USD 22.5......................        (10,140)      0.0

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                        NOMINAL VALUE
OPTIONS                                   COVERED BY                                                                 PERCENT OF
WRITTEN                                    OPTIONS                          ISSUE                        VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                              4,600    Sprint Corporation, expiring January
(CONCLUDED)                                                  2002 at USD 25........................   $       (460)      0.0%
                                                  3,000    The Walt Disney Company, expiring July
                                                             2002 at USD 25........................         (2,850)      0.0
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL OPTIONS WRITTEN
                                                           (PREMIUMS RECEIVED--$135,502)                  (163,690)     (0.1)
-------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS, NET OF OPTIONS
                                                           WRITTEN (COST--$165,298,863)............    154,140,845      92.5
                                                           UNREALIZED APPRECIATION ON FORWARD
                                                           FOREIGN EXCHANGE CONTRACTS--NET****.....        512,142       0.3
                                                           VARIATION MARGIN ON FINANCIAL FUTURES
                                                           CONTRACTS*****..........................        (75,440)      0.0
                                                           OTHER ASSETS LESS LIABILITIES...........     11,997,674       7.2
                                                                                                      ------------     -----
                                                           NET ASSETS..............................   $166,575,221     100.0%
                                                                                                      ============     =====
-------------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.
(d) Represents ownership in Semiconductor HOLDRs Trust. The Semiconductor HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the semiconductor industry.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,210,000, representing 0.7% of net assets.

------------------------------------------------------------------------------------------------------
ISSUE                                                         ACQUISITION DATE     COST       VALUE
------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, 8% due 9/30/2006..................     10/01/2001      $954,557   $1,209,529
------------------------------------------------------------------------------------------------------
TOTAL.......................................................                     $954,557   $1,209,529
                                                                                 ========   ==========
------------------------------------------------------------------------------------------------------

(g) All or a portion of security held as collateral in connection with open financial futures contracts.
(h) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until expiration date.
(i) Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(j) Represents ownership in Broadband HOLDRs Trust. The Broadband HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry, the transmission of data, video and voice.
* Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
** Represents a step bond. The interest rate shown represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity. *** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
**** Forward foreign exchange contracts as of December 31, 2001 were as follows:

----------------------------------------------------------------
                                         UNREALIZED APPRECIATION
FOREIGN CURRENCY SOLD  EXPIRATION DATE       (DEPRECIATION)
----------------------------------------------------------------
C$         5,100,000    January 2002            $ 62,019
E           3,100,000   January 2002             (26,071)
Y         766,000,000   January 2002             476,194
----------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$12,315,158)                        $512,142
                                                ========
----------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2001 (Concluded)
--------------------------------------------------------------------------------

***** Financial futures contracts purchased as of December 31, 2001 were as follows:

-----------------------------------------------------------------------------------
NUMBER OF                                                  EXPIRATION
CONTRACTS              ISSUE                 EXCHANGE         DATE         VALUE
-----------------------------------------------------------------------------------
   47            DJ Euro Stoxx 50         Euronext Paris   March 2002   $ 1,603,646
   11                  FTSE                   LIFFE        March 2002       834,250
   28       Standard & Poor's 500 Index        NYSE        March 2002     8,044,400
   66               Nikkei 225                OSAKA        March 2002     5,267,511
   28                  TOPIX                  Tokyo        March 2002     2,183,427
-----------------------------------------------------------------------------------
             TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED
                     (TOTAL CONTRACT PRICE--$17,861,213)                $17,933,234
                                                                        ===========
-----------------------------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.,
High Yield Portfolio
Schedule of Investments as of December 31, 2001                  (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.2%       CCC+       Caa1       $  300,000    Hexcel Corporation, 9.75% due
                                                                      1/15/2009.............................    $   168,000
---------------------------------------------------------------------------------------------------------------------------
AIRLINES--1.6%                  A          Ba1           750,000    American Airlines, 7.80% due
                                                                      10/01/2006............................        725,850
                                B          B2            750,000    USAir Inc., 10.375% due 3/01/2013.......        480,747
                                                                                                                -----------
                                                                                                                  1,206,597
---------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--TRUCKS--0.9%       BBB-       Ba1           625,000    Navistar International, 9.375% due
                                                                      6/01/2006.............................        656,250
---------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.0%                BB+        Ba2           500,000    Autonation, Inc., 9% due 8/01/2008(b)...        508,750
                                BB         Ba1           250,000    Dana Corporation, 9% due 8/15/2011(b)...        232,445
                                B          B2          1,000,000    Venture Holdings Trust, 11% due
                                                                      6/01/2007.............................        765,000
                                                                                                                -----------
                                                                                                                  1,506,195
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.6%              B-         B2          1,000,000    Emmis Communications Corporation, 8.125%
                                                                      due 3/15/2009.........................        957,500
                                B          B2            250,000    Young Broadcasting Inc., 8.50% due
                                                                      12/15/2008(b).........................        251,250
                                                                                                                -----------
                                                                                                                  1,208,750
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO &           BBB-       Baa3          250,000    Belo (A.H.) Corporation, 8% due
                                                                      11/01/2008............................        255,336
TELEVISION--2.0%                CCC+       B3          1,000,000    Cumulus Media Inc., 10.375% due
                                                                      7/01/2008.............................      1,047,500
                                B-         B3            250,000    Nextmedia Operating Inc., 10.75% due
                                                                      7/01/2011(b)..........................        258,125
                                                                                                                -----------
                                                                                                                  1,560,961
---------------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--7.4%           B+         B2          1,000,000    Adelphia Communications Corporation,
                                                                      9.25% due 10/01/2002..................      1,006,250
                                B+         B2          2,000,000    Century Communications Corporation,
                                                                      9.50% due 3/01/2005...................      1,965,000
                                B+         B2            500,000    Charter Communications Holdings, 10% due
                                                                      4/01/2009.............................        513,125
                                B-         B3          2,000,000    Insight Communications, 11.923%** due
                                                                      2/15/2006.............................      1,180,000
                                B+         B2          1,000,000    Olympus Communications LP/Capital Corp.,
                                                                      10.625% due 11/15/2006................      1,010,000
                                                                                                                -----------
                                                                                                                  5,674,375
---------------------------------------------------------------------------------------------------------------------------
CABLE--                                                             Australis Media Ltd.(a)(e):
INTERNATIONAL--1.7%             NR*        NR*            34,214    15.75%** due 5/15/2003..................              0
                                NR*        NR*         2,000,000    15.75%** due 5/15/2003(c)...............              0
                                CC         Ca          1,000,000    Cablevision SA, 13.75% due 5/01/2009....        200,000
                                BB-        B1          1,000,000    Globo Comunicacoes e Participacoes,
                                                                      Ltd., 10.50% due 12/20/2006(b)........        700,000
                                CCC        Caa2        1,000,000    International Cabletel, Inc., 11.50% due
                                                                      2/01/2006.............................        350,000
                                CC         Ca          1,000,000    United Pan-Europe Communications,
                                                                      13.75%** due 2/01/2005................         80,000
                                                                                                                -----------
                                                                                                                  1,330,000
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.4%             B          B3          1,500,000    Columbus McKinnon Corp., 8.50% due
                                                                      4/01/2008.............................      1,395,000
                                B-         Caa1        1,500,000    International Wire Group, Inc., 11.75%
                                                                      due 6/01/2005.........................      1,230,000
                                                                                                                -----------
                                                                                                                  2,625,000
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS--5.8%                 B+         B2            500,000    Acetex Corporation, 10.875% due
                                                                      8/01/2009(b)..........................        500,000
                                BBB-       Ba2           250,000    Equistar Chemicals LP, 10.125% due
                                                                      9/01/2008.............................        251,250
                                B-         B2          1,000,000    Koppers Industries, Inc., 9.875% due
                                                                      12/01/2007............................        980,000
                                BB         Ba3         1,500,000    Lyondell Chemical Company, 9.875% due
                                                                      5/01/2007(b)..........................      1,507,500
                                BBB-       Ba1         1,100,000    Millennium America Inc., 9.25% due
                                                                      6/15/2008.............................      1,122,000
                                D          Ca            250,000    Polymer Group Inc., 9% due 7/01/2007....         72,500
                                                                                                                -----------
                                                                                                                  4,433,250
---------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES/              B+         B1          1,000,000    Amkor Technology Inc., 9.25% due
                                                                      5/01/2006.............................        955,000
ELECTRONICS--1.9%               BBB        Baa1          500,000    Avnet Inc., 8% due 11/15/2006...........        496,775
                                                                                                                -----------
                                                                                                                  1,451,775
---------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.4%             B--        Caa1          500,000    Eagle-Picher Industries, 9.375% due
                                                                      3/01/2008.............................        275,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.,
High Yield Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
CONSUMER--PRODUCTS--1.7%        BB+        Ba3        $  750,000    American Greetings, 11.75% due
                                                                      7/15/2008(b)..........................    $   772,500
                                B-         B2            275,000    Armkel LLC, 9.50% due 8/15/2009(b)......        288,750
                                BB-        Ba3           250,000    Pennzoil-Quaker State, 10% due
                                                                      11/01/2008(b).........................        261,250
                                                                                                                -----------
                                                                                                                  1,322,500
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--0.3%               CCC+       Caa2          500,000    Blount Inc., 13% due 8/01/2009..........        230,000
---------------------------------------------------------------------------------------------------------------------------
ENERGY--8.9%                    BB+        Ba3         1,000,000    AmeriGas/Eagle Financial, 8.875% due
                                                                      5/20/2011.............................      1,030,000
                                B-         B2            200,000    Baytex Energy Limited, 10.50% due
                                                                      2/15/2011.............................        188,000
                                B-         B3            500,000    Benton Oil and Gas Co., 11.625% due
                                                                      5/01/2003.............................        346,250
                                BB-        B1            250,000    El Paso Energy Partners, 8.50% due
                                                                      6/01/2011.............................        252,500
                                CCC+       Caa1        2,000,000    Energy Corp. of America, 9.50% due
                                                                      5/15/2007.............................      1,350,000
                                                                    Hanover Equipment Trust(b):
                                BB         Ba3           100,000    Series A, 8.50% due 9/01/2008...........        104,000
                                BB         Ba3           150,000    Series B, 8.75% due 9/01/2011...........        155,250
                                B          B2            200,000    Lone Star Technologies, 9% due
                                                                      6/01/2011.............................        168,000
                                CCC        B3          1,000,000    Ocean Rig Norway AS, 10.25% due
                                                                      6/01/2008.............................        870,000
                                BB-        B1            750,000    SESI, LLC, 8.875% due 5/15/2011.........        705,000
                                CCC-       Caa2        1,000,000    Southwest Royalties Inc., 10.50% due
                                                                      10/15/2004............................        800,000
                                B+         B2            250,000    Stone Energy Corporation, 8.25% due
                                                                      12/15/2011(b).........................        253,750
                                BB-        B1            350,000    Tesoro Petroleum Corporation, 9.625% due
                                                                      11/01/2008............................        363,125
                                B-         B3            250,000    Tri-Union Development Corporation,
                                                                      12.50% due 6/01/2006..................        217,500
                                                                                                                -----------
                                                                                                                  6,803,375
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.0%             D          Ca          1,252,000    AMF Bowling Worldwide Inc., 12.25% due
                                                                      3/15/2006(e)..........................         12,520
---------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--2.2%           D          Caa2          400,000    Archibald Candy Corporation, 10.25% due
                                                                      7/01/2004.............................        232,000
                                BB         Ba3           500,000    Land O' Lakes Inc., 8.75% due
                                                                      11/15/2011(b).........................        482,500
                                CCC+       Caa1          250,000    New World Pasta Company, 9.25% due
                                                                      2/15/2009.............................        227,500
                                BB+        Ba2           750,000    Smithfield Foods Inc., 8% due
                                                                      10/15/2009(b).........................        772,500
                                                                                                                -----------
                                                                                                                  1,714,500
---------------------------------------------------------------------------------------------------------------------------
GAMING--0.8%                    NR*        NR*           601,000    GB Property Funding Corp., 11% due
                                                                      9/29/2005.............................        540,900
                                NR*        NR*           131,340    +Jazz Casino Company LLC, 4.659% due
                                                                      3/31/2008.............................         91,938
                                                                                                                -----------
                                                                                                                    632,838
---------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--3.5%               BB-        Ba3           400,000    AmeriSourceBergen Corporation, 8.125%
                                                                      due 9/01/2008(b)......................        410,000
                                BB         Ba3         2,000,000    ICN Pharmaceuticals Inc., 8.75% due
                                                                      11/15/2008(b).........................      2,240,000
                                D          NR*         1,000,000    Mariner Post--Acute Network, 9.50% due
                                                                      11/01/2007(e).........................         10,000
                                                                                                                -----------
                                                                                                                  2,660,000
---------------------------------------------------------------------------------------------------------------------------
HOTELS--3.0%                    BB-        Ba3           492,000    Felcor Lodging LP, 8.50% due
                                                                      6/01/2011.............................        472,320
                                BB-        Ba3         1,000,000    HMH Properties, Inc., 8.45% due
                                                                      12/01/2008............................        950,000
                                BBB-       Ba1           500,000    ITT Corporation, 7.375% due
                                                                      11/15/2015............................        424,445
                                B+         B1            500,000    Meristar Hospitality Corp., 9% due
                                                                      1/15/2008.............................        475,000
                                                                                                                -----------
                                                                                                                  2,321,765
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER                                                   AES Corporation:
PRODUCERS--3.2%                 BB         Ba1           500,000    8.75% due 6/15/2008.....................        440,000
                                BB         Ba1         1,000,000    8.875% due 2/15/2011....................        880,000
                                BB+        Ba1         1,250,000    Calpine Corporation, 8.625% due
                                                                      8/15/2010.............................      1,135,519
                                                                                                                -----------
                                                                                                                  2,455,519
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--1.2%      CCC+       Caa1        2,000,000    Anthony Crane Rental LP, 10.375% due
                                                                      8/01/2008.............................        340,000
                                CCC        Ca          1,000,000    Neff Corp., 10.25% due 6/01/2008........        590,000
                                                                                                                -----------
                                                                                                                    930,000
---------------------------------------------------------------------------------------------------------------------------
LEISURE--0.3%                   B          Ba3           250,000    Vail Resorts Inc., 8.75% due
                                                                      5/15/2009(b)..........................        242,500
---------------------------------------------------------------------------------------------------------------------------
MACHINERY--1.1%                 BBB-       Ba1           500,000    Briggs & Stratton Corporation, 8.875%
                                                                      due 3/15/2011.........................        522,500
                                CCC        Caa2        1,000,000    Numatics Inc., 9.625% due 4/01/2008.....        350,000
                                                                                                                -----------
                                                                                                                    872,500
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.,
High Yield Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.1%             NR*        NR*        $  250,000    RBX Corporation, 12% due 8/15/2006(a)...    $   125,000
                                B          B2            400,000    Terex Corporation, 9.25% due
                                                                      7/15/2011(b)..........................        400,000
                                CCC+       B3            500,000    Trench Electric SA and Trench Inc.,
                                                                      10.25% due 12/15/2007.................        350,000
                                                                                                                -----------
                                                                                                                    875,000
---------------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.9%           B          B3            250,000    Compass Minerals Group, 10% due
                                                                      8/15/2011(b)..........................        259,375
                                CCC+       Caa2          500,000    Kaiser Aluminum & Chemical Corp., 12.75%
                                                                      due 2/01/2003.........................        365,000
                                BB         Ba3           250,000    Luscar Coal Ltd., 9.75% due
                                                                      10/15/2011(b).........................        258,750
                                B-         B3            200,000    Ormet Corporation, 11% due
                                                                      8/15/2008(b)..........................        126,000
                                B+         B1          1,112,000    P & L Coal Holdings Corp., 9.625% due
                                                                      5/15/2008.............................      1,192,620
                                                                                                                -----------
                                                                                                                  2,201,745
---------------------------------------------------------------------------------------------------------------------------
PACKAGING--8.0%                 B-         Caa1          500,000    Huntsman Packaging Corporation, 13% due
                                                                      6/01/2010.............................        502,500
                                B+         B3          1,250,000    Owens-Illinois Inc., 8.10% due
                                                                      5/15/2007.............................      1,156,250
                                B+         B3          1,025,000    Plastipak Holdings, 10.75% due
                                                                      9/01/2011(b)..........................      1,076,250
                                B          B3          1,000,000    Portola Packaging Inc., 10.75% due
                                                                      10/01/2005............................        900,000
                                B          B1          1,000,000    Silgan Holdings, Inc., 9% due
                                                                      6/01/2009.............................      1,020,000
                                B-         B3          1,000,000    Tekni-Plex Inc., 12.75% due 6/15/2010...        970,000
                                CCC+       Caa1          200,000    US Can Corporation, 12.375% due
                                                                      10/01/2010............................        126,000
                                B+         B1            500,000    Vicap SA, 11.375% due 5/15/2007.........        405,000
                                                                                                                -----------
                                                                                                                  6,156,000
---------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                  B-         B3            750,000    Ainsworth Lumber Company, 12.50% due
PRODUCTS--4.1%                                                        7/15/2007(a)..........................        742,500
                                BBB        Baa3          500,000    Bowater Canada Finance, 7.95% due
                                                                      11/15/2011(b).........................        512,548
                                CCC+       Caa1        1,000,000    Doman Industries Limited, 8.75% due
                                                                      3/15/2004.............................        180,000
                                BB         Ba2           500,000    Norske Skog, 8.625% due 6/15/2011(b)....        518,750
                                D          Ca          1,000,000    Pindo Deli Financial Mauritius, 10.75%
                                                                      due 10/01/2007(e).....................        150,000
                                BB+        Ba1         1,000,000    Tembec Industries, Inc., 8.625% due
                                                                      6/30/2009.............................      1,040,000
                                                                                                                -----------
                                                                                                                  3,143,798
---------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--2.2%     BB-        B1            750,000    Primedia, Inc., 7.625% due 4/01/2008....        648,750
                                BBB        Baa2          500,000    World Color Press Inc., 7.75% due
                                                                      2/15/2009.............................        490,845
                                B          B2            500,000    Yell Finance BV, 10.75% due 8/01/2011...        535,000
                                                                                                                -----------
                                                                                                                  1,674,595
---------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.6%               BB-        Ba3           500,000    Forest City Enterprises Inc., 8.50% due
                                                                      3/15/2008.............................        490,000
---------------------------------------------------------------------------------------------------------------------------
STEEL--1.6%                     NR*        B1            750,000    Oregon Steel Mills, 11% due 6/15/2003...        738,750
                                BB         Ba3           500,000    United States Steel LLC, 10.75% due
                                                                      8/01/2008(g)..........................        477,500
                                NR*        NR*         2,000,000    Wheeling Pittsburgh Corp., 9.25% due
                                                                      11/15/2007(e).........................         20,000
                                                                                                                -----------
                                                                                                                  1,236,250
---------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.3%              B+         Ba3           250,000    Ingles Markets Inc., 8.875% due
                                                                      12/01/2011(b).........................        245,625
---------------------------------------------------------------------------------------------------------------------------
TELEPHONY--0.2%                 B-         Caa1        1,000,000    GT Group Telecom, 15.57%** due
                                                                      2/01/2005.............................        130,000
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.8%            CC         NR*         1,000,000    Autopistas del Sol SA, 10.25% due
                                                                      8/01/2009(b)..........................        350,000
                                B+         B1            300,000    Sea Containers Ltd., 12.50% due
                                                                      12/01/2004............................        246,000
                                                                                                                -----------
                                                                                                                    596,000
---------------------------------------------------------------------------------------------------------------------------
TOBACCO--0.3%                   BB         Ba3           250,000    Dimon Incorporated, 9.625% due
                                                                      10/15/2011(b).........................        258,750
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--5.9%                 NR*        NR*           250,000    CIA Saneamento Basico, 10% due
                                                                      7/28/2005(b)(d).......................        237,500
                                BB         Ba3         1,000,000    CMS Energy Corp., 7.50% due 1/15/2009...        978,850
                                BB-        B1          1,000,000    Espirito Santo-Escelsa, 10% due
                                                                      7/15/2007.............................        850,000
                                CC         NR*           775,000    Inversora de Electrica, 9% due
                                                                      9/16/2004(b)..........................        116,250
                                BBB        Baa2        1,000,000    PG&E National Energy Group, 10.375% due
                                                                      5/16/2011.............................      1,054,399
                                BBB-       Baa3          500,000    PSEG Energy Holdings, 8.625% due
                                                                      2/15/2008.............................        508,184
                                BB         Ba2           956,400    TransGas de Occidente SA, 9.79% due
                                                                      11/01/2010(b)(d)......................        774,684
                                                                                                                -----------
                                                                                                                  4,519,867
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.,
High Yield Portfolio
Schedule of Investments as of December 31, 2001 (Continued)      (in US dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES                      RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT--1.4%          BB-        Ba3        $1,000,000    Allied Waste North America, 8.875% due
                                                                      4/01/2008.............................    $ 1,030,000
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--       B-         B3            900,000    American Tower Corporation, 9.375% due
DOMESTIC--4.1%                                                        2/01/2009.............................        724,500
                                B          B3          1,000,000    Crown Castle International Corporation,
                                                                      9% due 5/15/2011......................        895,000
                                                                    Nextel Partners Inc.:
                                CCC+       B3            500,000    13.257%** due 2/01/2004.................        312,500
                                CCC+       B3          1,500,000    11% due 3/15/2010(b)....................      1,215,000
                                                                                                                -----------
                                                                                                                  3,147,000
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--       C          Ca          1,995,000    McCaw International Ltd., 12.469%** due
INTERNATIONAL--2.5%                                                   4/15/2002.............................         99,750
                                NR*        Caa1          500,000    Microcell Telecommunications, Inc.,
                                                                      17.964%** due 6/01/2006...............        426,250
                                B-         Caa1        2,000,000    Millicom International Cellular SA,
                                                                      13.50% due 6/01/2006..................      1,320,000
                                C          Ca          1,500,000    Nextel International Inc., 12.75% due
                                                                      8/01/2010.............................        105,000
                                                                                                                -----------
                                                                                                                  1,951,000
---------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN CORPORATE BONDS
                                                                    (COST--90,936,147)--91.1%                    69,949,800
---------------------------------------------------------------------------------------------------------------------------
                                                        SHARES
                                                         HELD               COMMON STOCKS & WARRANTS
---------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.0%                                           1,000    Allied Signal Litigation Trust(e).......              0
                                                           1,000    Breed Creditors Litigation Trust(e).....              0
                                                                                                                -----------
                                                                                                                          0
---------------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &                                        250    Tribo Petroleum Corporation (Class
PRODUCTION--0.0%                                                      A)(e).................................          7,500
---------------------------------------------------------------------------------------------------------------------------
GAMING--0.1%                                              29,452    GB Holdings Inc.(e).....................         86,294
                                                           2,735    JCC Holding Company(e)..................          4,102
                                                                                                                -----------
                                                                                                                     90,396
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.0%                                        9,500    RBX Corporation(e)......................         19,000
---------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.0%                                  3,846    Bradlees Inc. (Warrants)(f).............              4
---------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                           936    Grand Union Co. (Warrants)(f)...........              1
---------------------------------------------------------------------------------------------------------------------------
TELEPHONY--0.0%                                            1,000    GT Group Telecom (Warrants)(b)(f).......          5,000
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--0.1%                              3,196    Nextel Communications, Inc. (Class
                                                                      A)(e).................................         34,996
---------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN COMMON STOCKS &
                                                                    WARRANTS (COST--$1,495,458)--0.2%               156,897
---------------------------------------------------------------------------------------------------------------------------

                                                                        PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--2.3%                               16,379    CSC Holdings Inc.(a)................................      1,727,984
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.3%                            40,000    California Federal Bank.............................        999,600
---------------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.4%                          7,500    Primedia, Inc. (Series H)...........................        345,000
---------------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--0.7%                          874    Nextel Communications, Inc. (Series D)(a)(e)........        515,660
---------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                              (COST--$4,081,392)--4.7%                                  3,588,244
---------------------------------------------------------------------------------------------------------------------------------
                                                   FACE
                                                  AMOUNT              SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--0.6%                       $  464,000    General Motors Acceptance Corp., 1.98% due
                                                                1/02/2002.........................................        463,949
---------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                              (COST--$463,949)--0.6%                                      463,949
---------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS (COST--$96,976,946)--96.6%........     74,158,890
                                                              OTHER ASSETS LESS LIABILITIES--3.4%.................      2,646,634
                                                                                                                      -----------
                                                              NET ASSETS--100.0%..................................    $76,805,524
                                                                                                                      ===========
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2001 (Concluded)      (in US dollars)
--------------------------------------------------------------------------------

* Not Rated.

** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

+  Floating rate note.

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Each $1,000 face amount contains one warrant of Australis Media Ltd.

(d) Subject to principal paydowns.

(e) Non-income producing security.

(f) Warrants enable the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(g) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $478,000, representing 0.6% of net assets.

--------------------------------------------------------------------------------------------------------
                                                                  ACQUISITION
ISSUE                                                                 DATE            COST       VALUE
--------------------------------------------------------------------------------------------------------
United States Steel LLC, 10.75% due 8/01/2008                      10/15/2001       $441,163    $477,500
--------------------------------------------------------------------------------------------------------
TOTAL                                                                               $441,163    $477,500
                                                                                    ========    ========
--------------------------------------------------------------------------------------------------------

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond
Schedule of Investments as of December 31, 2001                  (in US dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                                  ISSUE                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                            US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
FANNIE MAE--1.6%                               Fannie Mae:
                                $ 2,000,000      5.25% due 6/15/2006.......................................    $  2,036,560
                                  1,500,000      6% due 5/15/2008..........................................       1,558,590
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FANNIE MAE                                                   3,595,150
---------------------------------------------------------------------------------------------------------------------------
FREDDIE MAC--3.4%                 7,000,000    Freddie Mac, 6.875% due 9/15/2010...........................       7,554,540
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FREDDIE MAC                                                  7,554,540
---------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                              Federal Home Loan Banks:
BANKS--11.9%                      2,000,000      5.125% due 1/13/2003......................................       2,050,940
                                  5,000,000      6.875% due 8/15/2003......................................       5,307,050
                                  5,000,000      5.125% due 9/15/2003......................................       5,174,200
                                  2,000,000      4.75% due 6/28/2004.......................................       2,047,180
                                  2,500,000      7.125% due 2/15/2005......................................       2,705,475
                                  2,500,000      5.80% due 9/02/2008.......................................       2,556,650
                                  4,000,000      7.375% due 2/12/2010......................................       4,423,760
                                  2,500,000      6.875% due 8/13/2010......................................       2,677,350
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FEDERAL HOME LOAN BANKS                                     26,942,605
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                Fannie Mae:
SECURITIES(A)--48.0%                243,258      6.50% due 11/01/2015......................................         248,202
                                  2,001,175      6.50% due 3/01/2016.......................................       2,041,598
                                    192,465      6.50% due 4/01/2016.......................................         196,350
                                  1,843,580      6% due 6/01/2016..........................................       1,849,341
                                  5,999,999      6.50% due 6/01/2016.......................................       6,121,124
                                  1,001,104      7% due 3/01/2029..........................................       1,021,791
                                    995,207      7% due 5/01/2029..........................................       1,017,823
                                  3,049,255      7% due 6/01/2029..........................................       3,112,263
                                    674,840      7% due 7/01/2029..........................................         688,784
                                  1,121,333      7% due 8/01/2029..........................................       1,144,503
                                  1,321,347      7% due 9/01/2029..........................................       1,348,651
                                     25,567      7% due 10/01/2029.........................................          26,095
                                    721,781      7% due 11/01/2029.........................................         736,696
                                  2,370,825      7% due 12/01/2029.........................................       2,419,816
                                     22,394      7% due 1/01/2030..........................................          22,857
                                  3,780,383      7% due 2/01/2030..........................................       3,857,398
                                    215,864      7% due 3/01/2030..........................................         220,220
                                     51,490      8% due 3/01/2030..........................................          53,960
                                  1,741,918      7% due 4/01/2030..........................................       1,777,627
                                    577,357      8% due 4/01/2030..........................................         605,050
                                  1,245,508      7.50% due 5/01/2030.......................................       1,286,660
                                    889,007      8% due 5/01/2030..........................................         931,648
                                  1,033,182      7.50% due 6/01/2030.......................................       1,067,319
                                    120,755      8% due 6/01/2030..........................................         126,548
                                    825,749      7.50% due 7/01/2030.......................................         853,032
                                    570,859      8% due 7/01/2030..........................................         598,239
                                    515,128      8% due 8/01/2030..........................................         539,836
                                  3,287,385      7.50% due 9/01/2030.......................................       3,396,000
                                    327,878      7.50% due 10/01/2030......................................         338,711
                                    148,287      7% due 11/01/2030.........................................         151,280
                                     19,948      8% due 11/01/2030.........................................          20,904
                                    214,871      7% due 12/01/2030.........................................         219,207
                                  1,999,999      7.50% due 12/01/2030......................................       2,066,079
                                     77,099      8% due 12/01/2030.........................................          80,797
                                  1,276,790      7% due 1/01/2031..........................................       1,302,483
                                     37,000      8% due 1/01/2031..........................................          38,775
                                    521,129      8% due 2/01/2031..........................................         546,385
                                    447,584      7% due 3/01/2031..........................................         456,535
                                  3,892,021      7.50% due 4/01/2031.......................................       4,020,613
                                  2,491,863      7.50% due 5/01/2031.......................................       2,572,069
                                  2,149,935      6.50% due 7/01/2031.......................................       2,153,429
                                  2,800,218      7% due 7/01/2031..........................................       2,856,223
                                  2,000,200      6.50% due 12/01/2031......................................       2,003,450
                                  1,000,000      6.50% due TBA(c)..........................................       1,000,000
                                  9,000,000      7% due TBA(c).............................................       9,168,750
                                  4,516,767    Freddie Mac CMO(b), Series 2123-KA, 6.25% due 2/15/2027.....       4,626,548
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond
Schedule of Investments as of December 31, 2001 (Concluded)      (in US dollars)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                                  ISSUE                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                      US GOVERNMENT & AGENCY OBLIGATIONS (CONCLUDED)
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                Freddie Mac--Gold Program(b):
SECURITIES(A) (CONCLUDED)       $ 1,074,393      6.50% due 3/01/2029.......................................    $  1,080,618
                                  3,712,771      6.50% due 4/01/2029.......................................       3,732,392
                                  3,560,720      6.50% due 5/01/2029.......................................       3,579,948
                                  2,331,965      6.50% due 6/01/2029.......................................       2,344,179
                                  2,463,754      6.50% due 7/01/2029.......................................       2,476,659
                                  2,541,154      6.50% due 8/01/2029.......................................       2,554,463
                                    743,724      6.50% due 9/01/2029.......................................         747,730
                                  1,254,187      8% due 3/01/2030..........................................       1,314,762
                                    167,351      6.50% due 7/01/2030.......................................         167,949
                                  2,149,381      6.50% due 8/01/2030.......................................       2,157,062
                                    482,741      8% due 8/01/2030..........................................         506,057
                                    443,658      8% due 12/01/2030.........................................         465,086
                                    301,550      8% due 6/01/2031..........................................         316,114
                                               Government National Mortgage Association:
                                  4,894,521      6.50% due 1/15/2029.......................................       4,920,103
                                  3,692,475      6.50% due 2/15/2029.......................................       3,711,778
                                    262,921      6.50% due 4/15/2029.......................................         264,296
                                    389,556      6.50% due 6/15/2029.......................................         391,592
                                    822,739      6.50% due 8/15/2029.......................................         827,039
                                     60,550      6.50% due 3/15/2030.......................................          60,839
                                  5,755,077      6.50% due 7/20/2031.......................................       5,756,587
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MORTGAGE-BACKED SECURITIES                                 108,306,922
---------------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                               Tennessee Valley Authority:
AUTHORITY--3.3%                   2,500,000      6.375% due 6/15/2005......................................       2,657,025
                                  1,000,000      6.25% due 12/15/2017......................................       1,006,130
                                  3,500,000      6.75% due 11/01/2025......................................       3,725,820
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL TENNESSEE VALLEY AUTHORITY                                   7,388,975
---------------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                            US Treasury Bonds:
NOTES--28.3%                      3,640,000      7.50% due 11/15/2016......................................       4,304,300
                                  1,690,000      8.125% due 8/15/2019......................................       2,133,896
                                  3,010,000      7.25% due 8/15/2022.......................................       3,541,927
                                  6,630,000      6.25% due 8/15/2023.......................................       7,014,341
                                  1,690,000      6.625% due 2/15/2027......................................       1,879,060
                                               US Treasury Notes:
                                  1,690,000      4.75% due 1/31/2003.......................................       1,736,746
                                  1,690,000      4% due 4/30/2003..........................................       1,726,437
                                 10,590,000      3.875% due 7/31/2003......................................      10,786,868
                                  1,690,000      6% due 8/15/2004..........................................       1,793,513
                                  5,210,000      7.50% due 2/15/2005.......................................       5,762,729
                                  4,780,000      5.75% due 11/15/2005......................................       5,048,110
                                  1,690,000      5.625% due 2/15/2006......................................       1,780,567
                                  5,210,000      6.125% due 8/15/2007......................................       5,600,750
                                  4,280,000      4.75% due 11/15/2008......................................       4,261,254
                                  2,540,000      6.50% due 2/15/2010.......................................       2,788,057
                                  3,770,000      5% due 2/15/2011..........................................       3,755,863
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US TREASURY BONDS & NOTES                                   63,914.418
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                               (COST--$214,966,519)--96.5%                                      217,702,610
---------------------------------------------------------------------------------------------------------------------------
                                                                  SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS*--2.7%      6,081,000    UBS Warburg Corp. LLC, purchased on 12/31/2001 to yield
                                                 1.70% to 1/02/2002........................................       6,081,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES (COST--$6,081,000)                     6,081,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$221,047,519)--99.2%...............     223,783,610
                                               OTHER ASSETS LESS LIABILITIES--0.8%.........................       1,874,211
                                                                                                               ------------
                                               NET ASSETS--100.0%..........................................    $225,657,821
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

(a) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(b) Collateralized Mortgage Obligations (CMO).

(c) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

  * Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 2001                  (in US dollars)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
BANK NOTES--0.7%                $ 3,750,000    LaSalle National Bank......................     5.07%       2/12/2002    $  3,761,602
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES (COST--$3,749,919)                                         3,761,602
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--         5,000,000    Abbey National Treasury Services PLC.......     4.17        7/31/2002       5,063,430
EUROPE--2.0%                      5,000,000    Barclays Bank PLC..........................     4.43        4/10/2002       5,034,525
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT--EUROPE
                                               (COST--$10,001,355)                                                        10,097,955
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--         5,000,000    Bank of Nova Scotia, NY....................     3.86        7/23/2002       5,052,535
YANKEE--9.7%                      5,000,000    Canadian Imperial Bank of Commerce, NY.....     4.27        4/23/2002       5,036,570
                                 10,000,000    Commerzbank AG, NY.........................     4.32        4/23/2002      10,074,680
                                  5,000,000    Merita Bank PLC............................     4.30        5/01/2002       5,039,395
                                  4,750,000    Svenska Handelsbanken AB, NY...............     5.11        2/11/2002       4,767,060
                                  5,000,000    Svenska Handelsbanken AB, NY...............     3.65        8/20/2002       5,051,155
                                  4,850,000    Svenska Handelsbanken AB, NY...............     3.583       8/27/2002       4,898,248
                                  4,750,000    UBS AG, NY.................................     4.75        4/22/2002       4,791,387
                                  5,000,000    UBS AG, NY.................................     3.855       6/21/2002       5,044,620
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT--YANKEE
                                               (COST--$49,350,170)                                                        49,755,650
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--40.8%           5,600,000    Amsterdam Funding Corp. ...................     2.01        1/07/2002       5,598,437
                                 20,000,000    Amsterdam Funding Corp. ...................     2.10        1/25/2002      19,973,167
                                  4,750,000    Asset Securitization Cooperative Corp.+....     2.10        5/28/2002       4,750,000
                                  8,675,000    Blue Ridge Asset Funding Corp. ............     1.80        1/18/2002       8,668,060
                                  4,237,000    Blue Ridge Asset Funding Corp. ............     2.10        1/18/2002       4,233,045
                                  4,441,000    Dexia Delaware LLC.........................     2.04        2/11/2002       4,432,457
                                  7,000,000    Eureka Securitization Inc. ................     1.90        1/16/2002       6,994,828
                                  2,705,000    Eureka Securitization Inc. ................     2.08        1/24/2002       2,701,562
                                 10,000,000    Eureka Securitization Inc. ................     2.00        2/12/2002       9,980,062
                                  5,410,000    Eureka Securitization Inc. ................     1.91        2/14/2002       5,398,433
                                  6,339,000    Falcon Asset Securitization................     2.10        1/14/2002       6,334,563
                                  3,028,000    Falcon Asset Securitization................     2.08        2/05/2002       3,022,593
                                 18,750,000    Forrestal Funding Master Trust.............     1.96        1/14/2002      18,737,937
                                 17,000,000    General Electric Capital Corp. ............     1.89        3/01/2002      16,950,174
                                    848,000    Greyhawk Funding, LLC......................     2.05        1/23/2002         846,991
                                  7,370,000    International Lease Finance Corporation....     1.77        1/31/2002       7,359,492
                                  9,200,000    International Lease Finance Corporation....     1.90        2/15/2002       9,179,877
                                  2,266,000    Mont Blanc Capital Corp. ..................     2.08        1/14/2002       2,264,429
                                  6,425,000    Mont Blanc Capital Corp. ..................     2.05        1/24/2002       6,416,951
                                 10,000,000    Mont Blanc Capital Corp. ..................     1.95        2/06/2002       9,982,303
                                  6,000,000    Mont Blanc Capital Corp. ..................     1.78        2/07/2002       5,989,320
                                 10,415,000    National Rural Utilities Cooperative
                                                 Finance Corp. ...........................     1.83        1/30/2002      10,400,176
                                  2,368,000    Old Line Funding Corp. ....................     1.80        2/04/2002       2,364,093
                                  8,110,000    Preferred Receivables Funding Corp. .......     2.00        1/15/2002       8,104,143
                                 11,069,000    Rio Tinto (Commercial Paper) LTD...........     1.80        3/26/2002      11,021,946
                                  4,000,000    SBC Communications Inc. ...................     4.25        6/05/2002       3,968,508
                                  9,700,000    Spintab AB.................................     1.87        3/04/2002       9,669,435
                                  3,000,000    Transamerica Finance Corporation...........     2.06        2/14/2002       2,993,586
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$208,357,724)                               208,336,568
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--2.3%             1,665,311    DaimlerChrysler Auto 2001-D(a).............     2.21       11/06/2002       1,664,530
                                  5,000,000    Strategic Money Market Trust 2001-H+.......     1.903       9/24/2002       4,999,000
                                  4,850,000    Wal-Mart Stores, Inc. .....................     5.45        6/01/2002       4,914,262
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES (COST--$11,539,488)                                  11,577,792
------------------------------------------------------------------------------------------------------------------------------------
FUNDING                           3,000,000    GE Life and Annuity Assurance Co.+.........     2.194      10/01/2002       3,000,000
AGREEMENTS--7.4%                  9,000,000    Jackson National Life Insurance Co.+.......     2.224       5/01/2002       9,000,000
                                  5,000,000    Monumental Life Insurance Company+.........     2.289       5/17/2002       5,000,000
                                 10,500,000    Monumental Life Insurance Company+.........     2.304      11/25/2002      10,500,000
                                  5,000,000    New York Life Insurance+...................     1.99        5/31/2002       5,000,000
                                  5,000,000    The Travelers Insurance Company+...........     2.204       3/01/2002       5,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$37,500,000)                                                        37,500,000
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 2001 (Concluded)      (in US dollars)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM                     $ 6,000,000    AT&T Capital Corporation+..................     2.636%      4/23/2002    $  6,006,474
NOTES--17.4%                     10,000,000    American Honda Finance Corp.+..............     2.016       5/13/2002      10,002,130
                                  5,000,000    American Honda Finance Corp.+..............     2.016       8/14/2002       5,000,125
                                 10,550,000    The CIT Group Holdings, Inc.+..............     2.05        9/13/2002      10,561,430
                                  5,250,000    The CIT Group Holdings, Inc.+..............     2.09        9/13/2002       5,255,892
                                 15,000,000    Ford Motor Credit Company..................     1.94        1/07/2002      15,000,000
                                  4,750,000    General Electric Capital Corp. ............     5.50        4/15/2002       4,798,526
                                  5,000,000    Goldman Sachs Group, Inc.+.................     2.50        2/18/2002       5,002,566
                                  1,200,000    Goldman Sachs Group, Inc.+.................     2.61        1/14/2003       1,200,000
                                  5,260,000    Household Finance Corp.+...................     2.575       8/06/2002       5,271,446
                                  3,000,000    Household Finance Corp.+...................     2.27        9/10/2002       3,004,227
                                  7,500,000    Household Finance Corp.+...................     1.966       1/17/2003       7,500,000
                                  2,750,000    IBM Credit Corporation.....................     7.00        1/28/2002       2,758,342
                                  7,500,000    Morgan Stanley, Dean Witter & Co.+.........     1.956       1/16/2003       7,500,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MEDIUM-TERM NOTES (COST--$88,820,662)                                88,861,158
------------------------------------------------------------------------------------------------------------------------------------
PROMISSORY NOTES--2.0%           10,000,000    Goldman Sachs Group, Inc.+.................     1.906       1/17/2002      10,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL PROMISSORY NOTES (COST--$10,000,000)                                 10,000,000
------------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &           5,000,000    Federal Home Loan Banks....................     6.25       11/15/2002       5,173,505
INSTRUMENTALITY                   3,000,000    Federal Home Loan Banks....................     6.375      11/15/2002       3,107,313
  OBLIGATIONS--
NON-DISCOUNT--16.8%               1,950,000    Federal Home Loan Banks....................     5.45        1/10/2003       1,951,219
                                  2,000,000    Federal Home Loan Banks....................     5.385       1/30/2003       2,005,000
                                  2,600,000    Federal Home Loan Mortgage Corporation.....     5.65        1/10/2003       2,601,820
                                  9,500,000    Federal National Mortgage Association+.....     2.262       4/19/2002       9,500,000
                                 15,000,000    Federal National Mortgage Association+.....     1.545      12/18/2002      15,002,295
                                  7,000,000    Federal National Mortgage Association+.....     1.733      12/23/2002       6,996,860
                                 10,000,000    Federal National Mortgage Association+.....     1.78        2/03/2003      10,000,000
                                  5,000,000    Federal National Mortgage Association+.....     1.558       2/19/2003       4,999,560
                                  6,000,000    Student Loan Marketing Association+........     2.222       3/11/2002       5,999,466
                                  4,000,000    Student Loan Marketing Association+........     2.222       3/18/2002       3,999,607
                                  3,000,000    Student Loan Marketing Association+........     2.252       4/25/2002       2,999,644
                                 10,000,000    Student Loan Marketing Association+........     2.232      12/06/2002       9,998,192
                                  1,250,000    US Treasury Notes..........................     3.00       11/30/2003       1,250,877
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY &
                                               INSTRUMENTALITY OBLIGATIONS--NON-DISCOUNT
                                               (COST--$85,413,290)                                                        85,585,358
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$504,732,608)--99.1%................                               505,476,083
                                               OTHER ASSETS LESS LIABILITIES--0.9%........                                 4,510,370
                                                                                                                        ------------
                                               NET ASSETS--100.0%.........................                              $509,986,453
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based upon appropriated indexes. The interest rates shown are the rates in effect at December 31, 2001.

+ Variable rate notes.

(a) Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 2001                  (in US dollars)
--------------------------------------------------------------------------------

                          SHARES                                                                                    PERCENT OF
INDUSTRIES                 HELD                                 STOCKS                                  VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
ALUMINUM                    3,800    Alcan Aluminium Ltd. .......................................    $   136,534        0.9%
                            4,476    Alcoa Inc. .................................................        159,122        1.0
                            7,100    +Aluminum Corporation of China Limited (ADR)*...............        124,108        0.7
                                                                                                     -----------      -----
                                                                                                         419,764        2.6
------------------------------------------------------------------------------------------------------------------------------
CANADIAN                    6,200    Alberta Energy Company Ltd. ................................        233,699        1.5
INDEPENDENTS               20,300    +Baytex Energy Ltd. ........................................         55,573        0.4
                            5,100    +Bonavista Petroleum Ltd. ..................................         86,262        0.5
                            7,500    Canadian Natural Resources Ltd. ............................        179,994        1.1
                            2,000    Husky Energy Inc. ..........................................         20,635        0.1
                           16,200    PanCanadian Energy Corporation..............................        419,132        2.6
                            5,000    +Penn West Petroleum Ltd. ..................................        110,881        0.7
                            7,500    Petro-Canada................................................        184,693        1.2
                            7,500    Suncor Energy, Inc. ........................................        246,194        1.6
                            4,700    Talisman Energy Inc. .......................................        178,131        1.1
                                                                                                     -----------      -----
                                                                                                       1,715,194       10.8
------------------------------------------------------------------------------------------------------------------------------
CHEMICALS                   4,200    Celanese AG.................................................         81,354        0.5
                            1,400    The Dow Chemical Company....................................         47,292        0.3
                                                                                                     -----------      -----
                                                                                                         128,646        0.8
------------------------------------------------------------------------------------------------------------------------------
COAL                        4,100    CONSOL Energy Inc. .........................................        101,844        0.6
------------------------------------------------------------------------------------------------------------------------------
ENERGY--ALTERNATIVE        10,100    +Millennium Cell Inc. ......................................         52,520        0.3
SOURCES
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER           4,300    Allegheny Energy, Inc. .....................................        155,746        1.0
PRODUCERS                   2,500    Constellation Energy Group..................................         66,375        0.4
                                                                                                     -----------      -----
                                                                                                         222,121        1.4
------------------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL              3,000    Amerada Hess Corporation....................................        187,500        1.2
COMPANIES                   8,457    ChevronTexaco Corporation...................................        757,832        4.8
                            4,800    Conoco Inc. ................................................        135,840        0.9
                            1,400    ENI SpA (ADR)*..............................................         86,744        0.5
                           10,908    Exxon Mobil Corporation.....................................        428,685        2.7
                            7,600    Murphy Oil Corporation......................................        638,704        4.0
                            6,600    Occidental Petroleum Corporation............................        175,098        1.1
                            3,000    Phillips Petroleum Company..................................        180,780        1.1
                            7,700    USX-Marathon Group..........................................        231,000        1.4
                                                                                                     -----------      -----
                                                                                                       2,822,183       17.7
------------------------------------------------------------------------------------------------------------------------------
LAND & OFFSHORE            64,900    +Drillers Technology Corp. .................................         45,129        0.3
DRILLING COMPANIES         13,544    +Drillers Technology Corp. (Warrants)***....................              0        0.0
                            3,600    +Enserco Energy Service Company Inc. .......................         29,656        0.2
                           14,314    GlobalSantaFe Corporation...................................        408,235        2.6
                            5,800    Helmerich & Payne, Inc. ....................................        193,604        1.2
                            5,400    +Nabors Industries, Inc. ...................................        185,382        1.2
                            5,300    +Noble Drilling Corporation.................................        180,412        1.1
                           11,700    +Patterson-UTI Energy, Inc. ................................        272,259        1.7
                            5,500    +Precision Drilling Corporation.............................        141,471        0.9
                            4,600    Transocean Sedco Forex Inc. ................................        155,572        1.0
                                                                                                     -----------      -----
                                                                                                       1,611,720       10.2
------------------------------------------------------------------------------------------------------------------------------
METALS & MINING             1,100    Allegheny Technologies Incorporated.........................         18,425        0.1
                            4,700    Arch Coal, Inc. ............................................        106,690        0.7
                            6,700    Barrick Gold Corporation....................................        106,865        0.7
                          338,600    M.I.M. Holdings Limited.....................................        197,595        1.2
                            5,300    Newmont Mining Corporation..................................        101,283        0.6
                           13,350    +Stillwater Mining Company..................................        246,975        1.6
                           24,100    WMC Limited.................................................        118,100        0.7
                                                                                                     -----------      -----
                                                                                                         895,933        5.6
------------------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS         2,000    Anadarko Petroleum Corporation..............................        113,700        0.7
                            7,480    Apache Corporation..........................................        373,102        2.3
                            4,740    Burlington Resources Inc. ..................................        177,940        1.1
                            6,000    CNOOC Limited (ADR)*........................................        115,800        0.7
                            6,800    Cabot Oil & Gas Corporation (Class A).......................        163,540        1.0
                            8,275    Devon Energy Corporation....................................        319,829        2.0
                           11,400    EOG Resources, Inc. ........................................        445,854        2.8
                           21,600    +Gulf Indonesia Resources Ltd...............................        194,400        1.2

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 2001 (Concluded)      (in US dollars)
--------------------------------------------------------------------------------

                          SHARES                                                                                    PERCENT OF
INDUSTRIES                 HELD                                 STOCKS                                  VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS         3,379    Kerr-McGee Corporation......................................    $   185,169        1.2%
(CONCLUDED)                 2,800    Mitchell Energy & Development Corp. (Class A)...............        149,240        0.9
                            6,100    Noble Affiliates, Inc. .....................................        215,269        1.4
                           11,300    Ocean Energy Inc. ..........................................        216,960        1.4
                           79,100    +Oil Search Limited.........................................         49,399        0.3
                            6,500    +Pioneer Natural Resources Company..........................        125,190        0.8
                            9,600    Pogo Producing Company......................................        252,192        1.6
                            6,900    Unocal Corporation..........................................        248,883        1.6
                                                                                                     -----------      -----
                                                                                                       3,346,467       21.0
------------------------------------------------------------------------------------------------------------------------------
OIL SERVICES               13,100    +BJ Services Company........................................        425,095        2.7
                            8,100    Baker Hughes Incorporated...................................        295,407        1.8
                            3,600    +Cooper Cameron Corporation.................................        145,296        0.9
                            8,700    ENSCO International Incorporated............................        216,195        1.4
                            9,400    Ensign Resource Service Group, Inc..........................         78,613        0.5
                           10,300    +FMC Technologies, Inc. ....................................        169,435        1.1
                            5,500    +Grant Prideco, Inc. .......................................         63,250        0.4
                            3,200    +Hanover Compressor Company.................................         80,832        0.5
                            8,000    +National-Oilwell, Inc. ....................................        164,880        1.0
                            9,800    +Oil States International, Inc. ............................         89,180        0.6
                           22,900    Saipem SpA..................................................        112,146        0.7
                            3,600    Schlumberger Limited........................................        197,820        1.2
                            2,400    +Smith International, Inc. .................................        128,688        0.8
                            7,350    +Stolt Offshore SA..........................................         64,738        0.4
                            7,825    Technip-Coflexip SA (ADR)*..................................        262,920        1.6
                           15,000    +Tesco Corporation..........................................        124,413        0.8
                           10,700    +Weatherford International, Inc.............................        398,682        2.5
                                                                                                     -----------      -----
                                                                                                       3,017,590       18.9
------------------------------------------------------------------------------------------------------------------------------
PAPER                       7,200    Domtar, Inc. ...............................................         72,212        0.4
                           19,800    Sappi Limited (ADR)*........................................        202,950        1.3
                                                                                                     -----------      -----
                                                                                                         275,162        1.7
------------------------------------------------------------------------------------------------------------------------------
PIPELINES                   2,189    El Paso Corporation.........................................         97,651        0.6
                            7,000    Equitable Resources, Inc. ..................................        238,490        1.5
                            5,800    The Williams Companies, Inc. ...............................        148,016        0.9
                                                                                                     -----------      -----
                                                                                                         484,157        3.0
------------------------------------------------------------------------------------------------------------------------------
                                     TOTAL STOCKS (COST--$14,329,784)                                 15,093,301       94.6
------------------------------------------------------------------------------------------------------------------------------

                            FACE
                           AMOUNT                   SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**        $792,000    General Motors Acceptance Corp.,
                                      1.98% due 1/02/2002...............................                      791,913        4.9
-----------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES (COST--$791,913)                            791,913        4.9
-----------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS (COST--$15,121,697).............                   15,885,214       99.5
                                      OTHER ASSETS LESS LIABILITIES.....................                       75,230        0.5
                                                                                                                           -----
                                      NET ASSETS........................................                  $15,960,444      100.0%
                                                                                                                           =====
-----------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

*** Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of December 31, 2001
--------------------------------------------------------------------------------

                                                                   BALANCED                                   CORE
                                                                   CAPITAL              CAPITAL               BOND
                                                                   STRATEGY              STOCK              STRATEGY
                                                                  PORTFOLIO            PORTFOLIO           PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value*+++...................................    $1,140,499,842       $  287,344,660       $128,626,761
Investments held as collateral for loaned securities, at
  value.....................................................       145,314,300           26,724,300                 --
Unrealized appreciation on forward foreign exchange
  contracts.................................................                --                   --                 --
Cash........................................................                --                   --                222
Foreign cash................................................               601                   --                 --
Interest receivable.........................................         6,202,370                   --          1,628,860
Dividends receivable........................................           549,932              294,457                 --
Receivable for capital shares sold..........................                --              115,127             14,995
Receivable for securities sold..............................                --            3,578,596                 --
Receivable for investment adviser...........................                --                   --                 --
Receivable for loaned securities............................            28,681                2,272                 --
Prepaid expenses and other assets...........................            55,658               20,399             12,631
                                                                --------------       --------------       ------------
  Total assets..............................................     1,292,651,384          318,079,811        130,283,469
                                                                --------------       --------------       ------------
LIABILITIES:
Collateral on securities loaned, at value...................       145,314,300           26,724,300                 --
Call options written, at value++............................                --                   --                 --
Payable for securities purchased............................                --            2,697,204                 --
Payable for custodian bank..................................                --            1,241,718                 --
Payable for capital shares redeemed.........................            33,156                2,732            117,686
Payable to investment adviser...............................           319,624               79,626             36,423
Payable for reorganization costs............................            38,831                   --                 --
Payable for variation margin................................                --                   --                 --
Accrued expenses and other liabilities......................           150,527               39,742             27,638
                                                                --------------       --------------       ------------
  Total liabilities.........................................       145,856,438           30,785,322            181,747
                                                                --------------       --------------       ------------
NET ASSETS..................................................    $1,146,794,946       $  287,294,489       $130,101,722
                                                                ==============       ==============       ============
NET ASSETS CONSIST OF:
Common Stock, $.10 par value+...............................    $    8,727,173       $    1,665,324       $  1,146,053
Paid-in capital in excess of par............................     1,236,130,612          323,690,959        131,669,284
                                                                --------------       --------------       ------------
Undistributed (accumulated) investment income (loss)--net...            74,857                   --            687,403
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................       (57,826,078)         (59,588,503)        (3,264,133)
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions--net........................       (40,311,618)          21,526,709           (136,885)
                                                                --------------       --------------       ------------
Total accumulated earnings (losses)--net....................       (98,062,839)         (38,061,794)        (2,713,615)
                                                                --------------       --------------       ------------
NET ASSETS..................................................    $1,146,794,946       $  287,294,489       $130,101,722
                                                                ==============       ==============       ============
Capital shares outstanding..................................        87,271,726           16,653,236         11,460,532
                                                                ==============       ==============       ============
Net asset value, offering and redemption price per share....    $        13.14       $        17.25       $      11.35
                                                                ==============       ==============       ============
*Identified cost............................................    $1,180,810,130       $  265,817,830       $128,763,646
                                                                ==============       ==============       ============
+Authorized shares..........................................       300,000,000          100,000,000        100,000,000
                                                                ==============       ==============       ============
++Premiums received.........................................                --                   --                 --
                                                                ==============       ==============       ============
+++Securities loaned........................................    $  139,412,852       $   25,516,005                 --
                                                                ==============       ==============       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     FUNDAMENTAL         GLOBAL                         INTERMEDIATE
        GROWTH         ALLOCATION          HIGH          GOVERNMENT         MONEY           NATURAL
       STRATEGY         STRATEGY          YIELD             BOND           RESERVE         RESOURCES
      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------
    $  420,726,533   $  154,304,535   $   74,158,890   $  223,783,610   $  505,476,083   $   15,885,214
        63,385,200        3,071,400               --               --               --          170,000
                --          512,142               --               --               --               --
                --              168           43,685              863           18,424              834
                --        9,706,033               --               --               --            1,613
                --        1,880,794        1,867,638        2,449,628        2,882,700               --
           270,668          208,520           75,476               --               --           11,321
            41,560            4,124          176,291          521,614           15,273           58,894
            17,425          647,952          518,889               --        2,600,000               --
                --               --               --               --               --            5,295
            29,102               --               --               --               --               --
            38,246           18,231            9,830           18,716           37,862            6,275
    --------------   --------------   --------------   --------------   --------------   --------------
       484,508,734      170,353,899       76,850,699      226,774,431      511,030,342       16,139,446
    --------------   --------------   --------------   --------------   --------------   --------------
        63,385,200        3,071,400               --               --               --          170,000
                --          163,690               --               --               --               --
         3,362,489          273,163               --        1,000,003               --               --
                --               --               --               --               --               --
           222,103           71,379              347            2,365          840,866              258
           116,292           46,415           22,721           63,339          138,083               --
                --               --               --               --               --               --
                --           75,440               --               --               --               --
            64,945           77,191           22,107           50,903           64,940            8,744
    --------------   --------------   --------------   --------------   --------------   --------------
        67,151,029        3,778,678           45,175        1,116,610        1,043,889          179,002
    --------------   --------------   --------------   --------------   --------------   --------------
    $  417,357,705   $  166,575,221   $   76,805,524   $  225,657,821   $  509,986,453   $   15,960,444
    ==============   ==============   ==============   ==============   ==============   ==============
    $    1,913,162   $    1,391,196   $    1,312,955   $    2,028,732   $   50,924,298   $      153,769
       506,860,806      190,213,051      118,225,840      227,491,580      458,318,680       15,381,147
    --------------   --------------   --------------   --------------   --------------   --------------
             5,153         (630,076)         757,537          936,965               --             (711)
       (86,559,407)     (13,965,782)     (20,672,752)      (7,535,547)              --         (337,244)
        (4,862,009)     (10,433,168)     (22,818,056)       2,736,091          743,475          763,483
    --------------   --------------   --------------   --------------   --------------   --------------
       (91,416,263)     (25,029,026)     (42,733,271)      (3,862,491)         743,475          425,528
    --------------   --------------   --------------   --------------   --------------   --------------
    $  417,357,705   $  166,575,221   $   76,805,524   $  225,657,821   $  509,986,453   $   15,960,444
    ==============   ==============   ==============   ==============   ==============   ==============
        19,131,621       13,911,962       13,129,551       20,287,322      509,242,978        1,537,685
    ==============   ==============   ==============   ==============   ==============   ==============
    $        21.82   $        11.97   $         5.85   $        11.12   $         1.00   $        10.38
    ==============   ==============   ==============   ==============   ==============   ==============
    $  425,587,821   $  165,434,365   $   96,976,946   $  221,047,519   $  504,732,608   $   15,121,697
    ==============   ==============   ==============   ==============   ==============   ==============
       100,000,000      100,000,000      100,000,000      100,000,000    2,000,000,000      100,000,000
    ==============   ==============   ==============   ==============   ==============   ==============
                --   $      135,502               --               --               --               --
    ==============   ==============   ==============   ==============   ==============   ==============
    $   61,141,083   $    2,771,670               --               --               --   $      164,500
    ==============   ==============   ==============   ==============   ==============   ==============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                                  BALANCED                               CORE
                                                                  CAPITAL            CAPITAL             BOND
                                                                  STRATEGY            STOCK            STRATEGY
                                                                 PORTFOLIO          PORTFOLIO         PORTFOLIO
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $ 26,479,253       $    623,160       $7,382,165
Dividends*..................................................       8,486,500          3,602,755               --
Securities lending--net.....................................          75,898              8,771           54,322
                                                                ------------       ------------       ----------
  Total income..............................................      35,041,651          4,234,686        7,436,487
                                                                ------------       ------------       ----------
EXPENSES:
Investment advisory fees....................................       3,869,373          1,010,783          416,177
Accounting services.........................................         513,743             87,274           40,921
Transfer agent fees.........................................          40,187             19,496           10,872
Professional fees...........................................          53,515             67,258           40,746
Custodian fees..............................................         103,985             54,080           29,293
Pricing services............................................          32,857              2,312           13,916
Directors' fees and expenses................................          26,246              8,088            2,766
Reorganization costs........................................          59,431                 --               --
Registration fees...........................................          15,134             12,494               --
Printing and shareholder reports............................           8,541              8,827            1,345
Other.......................................................          39,150             11,420            5,754
                                                                ------------       ------------       ----------
Total expenses before reimbursement.........................       4,762,162          1,282,032          561,790
Reimbursement of expenses...................................              --                 --               --
                                                                ------------       ------------       ----------
Total expenses after reimbursement..........................       4,762,162          1,282,032          561,790
                                                                ------------       ------------       ----------
Investment income--net......................................      30,279,489          2,952,654        6,874,697
                                                                ------------       ------------       ----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS &
FOREIGN CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on investments--net....................     (29,691,484)       (42,724,510)       3,746,367
Realized gain (loss) on foreign currency
  transactions--net.........................................         259,591             35,396               --
Change in unrealized appreciation/depreciation on
  investments--net..........................................     (87,500,249)         3,817,115       (1,200,239)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................         (84,680)           (20,741)              --
                                                                ------------       ------------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $(86,737,333)      $(35,940,086)      $9,420,825
                                                                ============       ============       ==========
* Net of foreign withholding tax............................    $     52,411       $      4,698       $       --
                                                                ============       ============       ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     FUNDAMENTAL    GLOBAL                       INTERMEDIATE
       GROWTH       ALLOCATION        HIGH        GOVERNMENT       MONEY        NATURAL
      STRATEGY      STRATEGY          YIELD          BOND         RESERVE      RESOURCES
      PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------
    $     776,432   $  4,009,631   $ 9,024,925   $13,148,446    $23,153,624   $    43,463
        3,470,446      1,626,425       419,612            --             --       185,791
           41,583         25,340            --        60,665             --           363
    -------------   ------------   -----------   -----------    -----------   -----------
        4,288,461      5,661,396     9,444,537    13,209,111     23,153,624       229,617
    -------------   ------------   -----------   -----------    -----------   -----------
        1,531,817        578,677       277,280       741,705      1,705,959        60,797
          135,193         51,884        28,887        78,807        166,052         7,851
           21,026         14,583        10,096        12,584         20,511         6,187
           41,904         24,537        32,511        33,313         38,038        39,673
           51,253        105,347        16,362        47,062         24,594        17,272
               --          4,944        11,006        20,816            988         1,073
           11,300          4,585         1,844         4,870         12,752           476
               --             --            --            --             --            --
           27,937          1,967           522            --             --           736
           13,285          5,095         2,515         2,103          1,591           449
           17,991          9,022         4,618         7,951          7,449         2,638
    -------------   ------------   -----------   -----------    -----------   -----------
        1,851,706        800,641       385,641       949,211      1,977,934       137,152
               --             --            --            --             --       (44,426)
    -------------   ------------   -----------   -----------    -----------   -----------
        1,851,706        800,641       385,641       949,211      1,977,934        92,726
    -------------   ------------   -----------   -----------    -----------   -----------
        2,436,755      4,860,755     9,058,896    12,259,900     21,175,690       136,891
    -------------   ------------   -----------   -----------    -----------   -----------
      (85,723,148)    (7,442,924)   (9,024,037)    6,015,062         53,241     1,866,536
          (49,779)       (19,114)           --            --             --           997
      (25,359,013)   (14,223,750)    2,638,709    (3,269,421)       668,180    (4,385,833)
             (294)        52,187            --            --             --           (47)
    -------------   ------------   -----------   -----------    -----------   -----------
    $(108,695,479)  $(16,772,846)  $ 2,673,568   $15,005,541    $21,897,111   $(2,381,456)
    =============   ============   ===========   ===========    ===========   ===========
    $      34,078   $    128,231            --            --             --   $     5,248
    =============   ============   ===========   ===========    ===========   ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         BALANCED CAPITAL
                                                                        STRATEGY PORTFOLIO
                                                                ----------------------------------
                                                                             FOR THE
                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                                                ----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                   2001                2000
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   30,279,489      $   32,965,748
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................       (29,431,893)        137,074,708
Change in unrealized appreciation/depreciation on
  investments--net..........................................       (87,500,249)       (233,100,236)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................           (84,680)             95,999
                                                                --------------      --------------
Net increase (decrease) in net assets resulting from
  operations................................................       (86,737,333)        (62,963,781)
                                                                --------------      --------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net......................................       (27,637,933)        (31,304,634)
In excess of investment income--net.........................                --         (12,181,704)
Realized gain on investments--net...........................                --        (149,895,826)
In excess of realized gain on investments--net..............                --         (17,464,435)
                                                                --------------      --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (27,637,933)       (210,846,599)
                                                                --------------      --------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................        14,547,368          78,414,796
                                                                --------------      --------------
NET ASSETS:
Total increase (decrease) in net assets.....................       (99,827,898)       (195,395,584)
Beginning of year...........................................     1,246,622,844       1,442,018,428
                                                                --------------      --------------
End of year*................................................    $1,146,794,946      $1,246,622,844
                                                                ==============      ==============
* Undistributed (accumulated) investment income
  (loss)--net...............................................    $       74,857      $   (4,298,566)
                                                                ==============      ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           CAPITAL STOCK                    CORE BOND                 FUNDAMENTAL GROWTH              GLOBAL ALLOCATION
             PORTFOLIO                 STRATEGY PORTFOLIO             STRATEGY PORTFOLIO             STRATEGY PORTFOLIO
    ----------------------------   ---------------------------   -----------------------------   ---------------------------
              FOR THE                        FOR THE                        FOR THE                        FOR THE
             YEAR ENDED                    YEAR ENDED                     YEAR ENDED                     YEAR ENDED
            DECEMBER 31,                  DECEMBER 31,                   DECEMBER 31,                   DECEMBER 31,
    ----------------------------   ---------------------------   -----------------------------   ---------------------------
        2001           2000            2001           2000           2001            2000            2001           2000
----------------------------------------------------------------------------------------------------------------------------
    $  2,952,654   $   5,273,415   $  6,874,697   $  8,027,422   $   2,436,755   $   3,167,241   $  4,860,755   $  5,199,046
     (42,689,114)     69,697,205      3,746,367     (3,756,433)    (85,772,927)    129,225,166     (7,462,038)    14,683,666
       3,817,115    (113,335,143)    (1,200,239)     6,345,217     (25,359,013)   (173,535,507)   (14,223,750)   (42,099,384)
         (20,741)         20,985             --             --            (294)           (427)        52,187        613,502
    ------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
     (35,940,086)    (38,343,538)     9,420,825     10,616,206    (108,695,479)    (41,143,527)   (16,772,846)   (21,603,170)
    ------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
      (2,686,428)     (5,283,411)    (7,003,030)    (7,409,779)     (2,383,808)     (3,182,370)    (3,220,011)    (5,199,046)
              --      (1,494,434)            --             --              --              --             --       (195,349)
              --     (77,831,590)            --             --              --    (140,966,956)            --    (16,126,638)
              --     (15,673,544)            --             --              --        (877,234)            --     (7,737,622)
    ------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
      (2,686,428)   (100,282,979)    (7,003,030)    (7,409,779)     (2,383,808)   (145,026,560)    (3,220,011)   (29,258,655)
    ------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
     (30,618,138)     64,785,474      9,595,909     (5,125,462)    (53,827,692)    145,032,237    (14,289,499)    10,020,677
    ------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
     (69,244,652)    (73,841,043)    12,013,704     (1,919,035)   (164,906,979)    (41,137,850)   (34,282,356)   (40,841,148)
     356,539,141     430,380,184    118,088,018    120,007,053     582,264,684     623,402,534    200,857,577    241,698,725
    ------------   -------------   ------------   ------------   -------------   -------------   ------------   ------------
    $287,294,489   $ 356,539,141   $130,101,722   $118,088,018   $ 417,357,705   $ 582,264,684   $166,575,221   $200,857,577
    ============   =============   ============   ============   =============   =============   ============   ============
              --   $    (303,984)  $    687,403   $    617,650   $       5,153   $       1,985   $   (630,076)  $ (2,449,507)
    ============   =============   ============   ============   =============   =============   ============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (Concluded)
--------------------------------------------------------------------------------

                                                                    HIGH YIELD PORTFOLIO
                                                                -----------------------------
                                                                           FOR THE
                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2001             2000
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  9,058,896      $ 9,644,167
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................      (9,024,037)      (6,095,170)
Change in unrealized appreciation/depreciation on
  investments--net..........................................       2,638,709       (7,347,312)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................              --               --
                                                                ------------      -----------
Net increase (decrease) in net assets resulting from
  operations................................................       2,673,568       (3,798,315)
                                                                ------------      -----------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net......................................      (8,889,437)      (8,990,381)
Realized gain on investments--net...........................              --               --
                                                                ------------      -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (8,889,437)      (8,990,381)
                                                                ------------      -----------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................      (6,466,284)       3,059,587
                                                                ------------      -----------
NET ASSETS:
Total increase (decrease) in net assets.....................     (12,682,153)      (9,729,109)
Beginning of year...........................................      89,487,677       99,216,786
                                                                ------------      -----------
End of year*................................................    $ 76,805,524      $89,487,677
                                                                ============      ===========
 * Undistributed (accumulated) investment income
  (loss)--net...............................................    $    757,537      $   464,105
                                                                ============      ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INTERMEDIATE GOVERNMENT
          BOND PORTFOLIO            MONEY RESERVE PORTFOLIO     NATURAL RESOURCES PORTFOLIO
    ---------------------------   ---------------------------   ---------------------------
              FOR THE                       FOR THE                       FOR THE
            YEAR ENDED                    YEAR ENDED                    YEAR ENDED
           DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
    ---------------------------   ---------------------------   ---------------------------
        2001           2000           2001           2000           2001           2000
-------------------------------------------------------------------------------------------
    $ 12,259,900   $ 13,567,885   $ 21,175,690   $ 32,055,336   $   136,891    $   162,775
       6,015,062     (3,283,679)        53,241          5,201     1,867,533        739,130
      (3,269,421)    12,954,792        668,180        447,417    (4,385,833)     4,181,451
              --             --             --             --           (47)             2
    ------------   ------------   ------------   ------------   -----------    -----------
      15,005,541     23,238,998     21,897,111     32,507,954    (2,381,456)     5,083,358
    ------------   ------------   ------------   ------------   -----------    -----------
     (12,404,755)   (12,510,938)   (21,175,690)   (32,055,336)     (142,510)      (161,509)
              --             --        (53,241)        (5,201)           --             --
    ------------   ------------   ------------   ------------   -----------    -----------
     (12,404,755)   (12,510,938)   (21,228,931)   (32,060,537)     (142,510)      (161,509)
    ------------   ------------   ------------   ------------   -----------    -----------
       7,387,620    (11,022,175)     5,242,353    (63,734,984)   (2,042,981)     2,841,332
    ------------   ------------   ------------   ------------   -----------    -----------
       9,988,406       (294,115)     5,910,533    (63,287,567)   (4,566,947)     7,763,181
     215,669,415    215,963,530    504,075,920    567,363,487    20,527,391     12,764,210
    ------------   ------------   ------------   ------------   -----------    -----------
    $225,657,821   $215,669,415   $509,986,453   $504,075,920   $15,960,444    $20,527,391
    ============   ============   ============   ============   ===========    ===========
    $    936,965   $  1,056,957             --             --   $      (711)   $      (307)
    ============   ============   ============   ============   ===========    ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                          BALANCED CAPITAL STRATEGY PORTFOLIO
                                                       --------------------------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   2001            2000            1999            1998            1997
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...............      $    14.44      $    18.19      $    18.17      $    18.97      $    17.13
                                                       ----------      ----------      ----------      ----------      ----------
Investment income--net+..........................             .35             .43             .35             .43             .47
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net..............................           (1.33)          (1.31)           2.99            1.35            2.57
                                                       ----------      ----------      ----------      ----------      ----------
Total from investment operations.................            (.98)           (.88)           3.34            1.78            3.04
                                                       ----------      ----------      ----------      ----------      ----------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net...........................            (.32)           (.43)           (.70)           (.57)           (.29)
In excess of investment income--net..............              --            (.16)           (.06)             --              --
Realized gain on investments--net................              --           (2.04)          (2.56)          (2.01)           (.91)
In excess of realized gain on investments--net...              --            (.24)             --              --              --
                                                       ----------      ----------      ----------      ----------      ----------
Total dividends and distributions................            (.32)          (2.87)          (3.32)          (2.58)          (1.20)
                                                       ----------      ----------      ----------      ----------      ----------
Net asset value, end of year.....................      $    13.14      $    14.44      $    18.19      $    18.17      $    18.97
                                                       ==========      ==========      ==========      ==========      ==========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...............          (6.76%)         (4.92%)         20.21%          10.83%          19.17%
                                                       ==========      ==========      ==========      ==========      ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding reorganization costs.........            .40%              --              --              --              --
                                                       ==========      ==========      ==========      ==========      ==========
Expenses.........................................            .40%            .38%            .39%            .38%            .39%
                                                       ==========      ==========      ==========      ==========      ==========
Investment income--net...........................           2.57%           2.39%           2.00%           2.45%           2.65%
                                                       ==========      ==========      ==========      ==========      ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...........      $1,146,795      $1,246,623      $1,442,018      $1,340,253      $1,329,531
                                                       ==========      ==========      ==========      ==========      ==========
Portfolio turnover...............................         154.91%         103.15%         106.04%         110.08%         108.41%
                                                       ==========      ==========      ==========      ==========      ==========

* Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAPITAL STOCK PORTFOLIO                              CORE BOND STRATEGY PORTFOLIO
    ----------------------------------------------------   ----------------------------------------------------
              FOR THE YEAR ENDED DECEMBER 31,                        FOR THE YEAR ENDED DECEMBER 31,
    ----------------------------------------------------   ----------------------------------------------------
      2001       2000       1999       1998       1997       2001       2000       1999       1998       1997
    -----------------------------------------------------------------------------------------------------------
    $  19.34   $  29.43   $  27.03   $  26.79   $  23.25   $  11.13   $  10.83   $  11.91   $  11.72   $  11.53
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
         .17        .36        .18        .26        .33        .62        .75        .74        .75        .79
       (2.10)     (3.17)      7.56       3.39       4.57        .23        .24      (1.02)       .21        .18
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       (1.93)     (2.81)      7.74       3.65       4.90        .85        .99       (.28)       .96        .97
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        (.16)      (.38)      (.41)      (.50)      (.22)      (.63)      (.69)      (.80)      (.77)      (.78)
          --       (.11)      (.02)        --         --         --         --         --         --         --
          --      (5.65)     (4.91)     (2.91)     (1.14)        --         --         --         --         --
          --      (1.14)        --         --         --         --         --         --         --         --
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        (.16)     (7.28)     (5.34)     (3.41)     (1.36)      (.63)      (.69)      (.80)      (.77)      (.78)
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    $  17.25   $  19.34   $  29.43   $  27.03   $  26.79   $  11.35   $  11.13   $  10.83   $  11.91   $  11.72
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
      (9.97%)    (9.87%)    31.63%     15.56%     22.47%      7.83%      9.57%     (2.35%)     8.45%      8.80%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
          --         --         --         --         --         --         --         --         --         --
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
        .42%       .39%       .37%       .38%       .41%       .44%       .41%       .39%       .38%       .38%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
        .96%      1.26%       .68%      1.03%      1.38%      5.42%      6.94%      6.54%      6.39%      6.87%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
    $287,294   $356,539   $430,380   $356,597   $335,802   $130,102   $118,088   $120,007   $131,729   $124,746
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
     178.95%    103.85%     81.60%    110.95%     90.19%    283.16%    109.60%    110.90%    106.93%    107.02%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                     FUNDAMENTAL GROWTH STRATEGY PORTFOLIO
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.           ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2001          2000          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  27.03      $  38.03      $  36.70      $  32.82      $  27.79
                                                                 --------      --------      --------      --------      --------
Investment income--net.....................................           .12+          .19           .31           .19           .24
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................         (5.20)        (2.49)        12.06         10.00          8.01
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................         (5.08)        (2.30)        12.37         10.19          8.25
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.13)         (.19)         (.49)         (.24)         (.18)
In excess of investment income--net........................            --            --            --            --            --
Realized gain on investments--net..........................            --         (8.46)       (10.55)        (6.07)        (3.04)
In excess of realized gain on investments--net.............            --          (.05)           --            --            --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.13)        (8.70)       (11.04)        (6.31)        (3.22)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year...............................      $  21.82      $  27.03      $  38.03      $  36.70      $  32.82
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................       (18.81%)       (6.38%)       38.99%        38.18%        33.75%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................          .40%          .38%          .37%          .37%          .37%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................          .52%          .48%          .86%          .61%          .86%
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $417,358      $582,265      $623,403      $456,228      $333,023
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................       116.05%       105.19%        90.44%        60.69%        84.90%
                                                                 ========      ========      ========      ========      ========

 * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            GLOBAL ALLOCATION STRATEGY PORTFOLIO                         HIGH YIELD PORTFOLIO
    ----------------------------------------------------   -------------------------------------------------
              FOR THE YEAR ENDED DECEMBER 31,                       FOR THE YEAR ENDED DECEMBER 31,
    ----------------------------------------------------   -------------------------------------------------
      2001       2000       1999       1998       1997      2001      2000      1999       1998       1997
------------------------------------------------------------------------------------------------------------
    $  13.33   $  17.17   $  16.00   $  17.44   $  16.80   $  6.40   $  7.45   $  7.90   $   9.19   $   9.15
    --------   --------   --------   --------   --------   -------   -------   -------   --------   --------
         .34+       .38+       .30+       .43+       .47+      .68+      .74+      .77+       .85+       .90+
       (1.46)     (1.99)      3.02        .97       1.35      (.56)    (1.10)     (.35)     (1.29)       .04
    --------   --------   --------   --------   --------   -------   -------   -------   --------   --------
       (1.12)     (1.61)      3.32       1.40       1.82       .12      (.36)      .42       (.44)       .94
    --------   --------   --------   --------   --------   -------   -------   -------   --------   --------
        (.24)      (.40)      (.32)      (.70)      (.55)     (.67)     (.69)     (.85)      (.85)      (.90)
          --       (.01)      (.21)        --         --        --        --      (.02)        --         --
          --      (1.23)     (1.62)     (2.14)      (.63)       --        --        --         --         --
          --       (.59)        --         --         --
    --------   --------   --------   --------   --------   -------   -------   -------   --------   --------
        (.24)     (2.23)     (2.15)     (2.84)     (1.18)     (.67)     (.69)     (.87)      (.85)      (.90)
    --------   --------   --------   --------   --------   -------   -------   -------   --------   --------
    $  11.97   $  13.33   $  17.17   $  16.00   $  17.44   $  5.85   $  6.40   $  7.45   $   7.90   $   9.19
    ========   ========   ========   ========   ========   =======   =======   =======   ========   ========
      (8.43%)    (9.42%)    21.36%      9.49%     11.72%     1.70%    (5.14%)    5.85%     (5.19%)    10.74%
    ========   ========   ========   ========   ========   =======   =======   =======   ========   ========
        .45%       .46%       .42%       .41%       .45%      .46%      .42%      .39%       .39%       .39%
    ========   ========   ========   ========   ========   =======   =======   =======   ========   ========
       2.75%      2.31%      1.84%      2.75%      2.69%    10.71%    10.44%     9.98%      9.86%      9.67%
    ========   ========   ========   ========   ========   =======   =======   =======   ========   ========
    $166,575   $200,858   $241,699   $231,144   $248,505   $76,806   $89,488   $99,217   $116,610   $143,764
    ========   ========   ========   ========   ========   =======   =======   =======   ========   ========
     110.57%    121.89%    106.83%    124.92%    108.04%    77.79%    57.39%    57.86%     47.69%     60.94%
    ========   ========   ========   ========   ========   =======   =======   =======   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Concluded)
--------------------------------------------------------------------------------

                                                                              INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2001          2000          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  10.99      $  10.45      $  11.32      $  11.08      $  10.93
                                                                 --------      --------      --------      --------      --------
Investment income--net.....................................           .60+          .68+          .67+          .71+          .73+
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................           .14           .49          (.81)          .25           .15
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................           .74          1.17          (.14)          .96           .88
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.61)         (.63)         (.73)         (.72)         (.73)
Realized gain on investments--net..........................            --            --            --            --            --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.61)         (.63)         (.73)         (.72)         (.73)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year...............................      $  11.12      $  10.99      $  10.45      $  11.32      $  11.08
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.........................         6.94%        11.64%        (1.25%)        8.94%         8.42%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.............................          .42%          .39%          .38%          .37%          .37%
                                                                 ========      ========      ========      ========      ========
Expenses...................................................          .42%          .39%          .38%          .37%          .37%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................         5.42%         6.47%         6.15%         6.44%         6.74%
                                                                 ========      ========      ========      ========      ========
Investment income--net, and realized gain on
  investments--net.........................................            --            --            --            --            --
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $225,658      $215,669      $215,964      $240,583      $222,212
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................       125.46%       105.38%       206.20%        65.67%        41.23%
                                                                 ========      ========      ========      ========      ========

 * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
 ++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  MONEY RESERVE PORTFOLIO                             NATURAL RESOURCES PORTFOLIO
    ----------------------------------------------------   -------------------------------------------------
              FOR THE YEAR ENDED DECEMBER 31,                       FOR THE YEAR ENDED DECEMBER 31,
    ----------------------------------------------------   -------------------------------------------------
      2001       2000       1999       1998       1997       2001      2000      1999       1998      1997
    --------------------------------------------------------------------------------------------------------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $ 11.56    $  8.30   $  6.86   $   8.12   $  9.19
    --------   --------   --------   --------   --------   -------    -------   -------   --------   -------
         .04        .06        .05        .05        .05       .08+       .10+      .11+       .15+      .14+
          --++       --++       --++       --++       --++   (1.16)      3.25      1.60      (1.23)    (1.14)
    --------   --------   --------   --------   --------   -------    -------   -------   --------   -------
         .04        .06        .05        .05        .05     (1.08)      3.35      1.71      (1.08)    (1.00)
    --------   --------   --------   --------   --------   -------    -------   -------   --------   -------
        (.04)      (.06)      (.05)      (.05)      (.05)     (.10)      (.09)     (.27)      (.18)     (.07)
          --++       --++       --++       --++       --++      --         --        --         --        --
    --------   --------   --------   --------   --------   -------    -------   -------   --------   -------
        (.04)      (.06)      (.05)      (.05)      (.05)     (.10)      (.09)     (.27)      (.18)     (.07)
    --------   --------   --------   --------   --------   -------    -------   -------   --------   -------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $ 10.38    $ 11.56   $  8.30   $   6.86   $  8.12
    ========   ========   ========   ========   ========   =======    =======   =======   ========   =======
       4.15%      6.19%      5.01%      5.42%      5.43%    (9.38%)    40.43%    25.50%    (13.57%)  (10.97%)
    ========   ========   ========   ========   ========   =======    =======   =======   ========   =======
          --         --         --         --         --      .50%       .50%      .50%       .50%      .50%
    ========   ========   ========   ========   ========   =======    =======   =======   ========   =======
        .38%       .37%       .37%       .36%       .36%      .74%       .58%      .59%       .63%      .59%
    ========   ========   ========   ========   ========   =======    =======   =======   ========   =======
          --         --         --         --         --      .74%      1.05%     1.40%      1.94%     1.65%
    ========   ========   ========   ========   ========   =======    =======   =======   ========   =======
       4.08%      6.11%      4.91%      5.26%      5.30%        --         --        --         --        --
    ========   ========   ========   ========   ========   =======    =======   =======   ========   =======

    $509,986   $504,076   $567,363   $578,802   $525,717   $15,960    $20,527   $12,764   $ 11,764   $17,352
    ========   ========   ========   ========   ========   =======    =======   =======   ========   =======
          --         --         --         --         --    53.02%     44.87%    73.71%     29.62%    24.10%
    ========   ========   ========   ========   ========   =======    =======   =======   ========   =======

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Allocation Strategy Portfolio (formerly Global Strategy Portfolio) and Natural Resources Portfolio, which are classified as non-diversified. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with ML & Co.) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the Money Reserve Portfolio, investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced Capital Strategy, Capital Stock, Core Bond Strategy (formerly Long Term Corporate Bond), Fundamental Growth Strategy (formerly Growth Stock), Global Allocation Strategy (formerly Global Strategy), High Yield, Intermediate Government Bond and Natural Resources Portfolios: Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in an increase (decrease) in cost of securities (which in return results in a corresponding increase (decrease) in net unrealized appreciation/depreciation and a corresponding increase (decrease) in undistributed net investment income), based on securities held by the Fund as of December 31, 2000 as follows:

                                                                                   CORRESPONDING INCREASE (DECREASE) TO
                                                                              ----------------------------------------------
                                                       INCREASE (DECREASE)         NET UNREALIZED          UNDISTRIBUTED NET
PORTFOLIO                                                    TO COST          APPRECIATION/DEPRECIATION    INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------
Balanced Capital Strategy............................      $ 1,226,855               $(1,226,855)             $ 1,226,855
Core Bond Strategy...................................      $  (822,770)              $   822,770              $  (822,770)
Global Allocation Strategy...........................      $  (101,864)              $   101,864              $  (101,864)
High Yield...........................................      $    29,917               $   (29,917)             $    29,917
Intermediate Government Bond.........................      $(2,099,500)              $ 2,099,500              $(2,099,500)

The effect of this change for the year ended December 31, 2001 was as follows:

                                                                             INCREASE (DECREASE) NET     INCREASE (DECREASE)
                                                     INCREASE (DECREASE)     UNREALIZED APPRECIATION/       NET REALIZED
PORTFOLIO                                           NET INVESTMENT INCOME          DEPRECIATION            GAINS (LOSSES)
----------------------------------------------------------------------------------------------------------------------------
Balanced Capital Strategy.........................       $(1,454,007)                      --                $  227,152
Core Bond Strategy................................       $   (72,736)               $(109,534)               $1,005,040
Global Allocation Strategy........................       $    59,980                $ (49,307)               $   91,191
High Yield........................................       $    40,793                $ (89,918)               $   19,208
Intermediate Government Bond......................       $   (28,475)               $   3,611                $2,124,364

The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Derivative financial instruments--The Fund may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- Forward foreign exchange contracts--Balanced Capital Strategy, Capital Stock, Global Allocation Strategy, Fundamental Growth Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

- Options--Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Custodian bank--Capital Stock Portfolio recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

(j) Security lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower defaults or in the event of losses on investments made with cash collateral.

(k) Expenses--Certain expenses have been allocated to the individual Funds in the Portfolio on a pro rata basis based on the respective aggregate net asset value of each Fund included in the Portfolio.

(l) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences are as follows:

Balanced Capital Strategy Portfolio:
$486,237 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $59,937 has been reclassified between paid-in capital in excess of par and undistributed net investment income.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Capital Stock Portfolio:
$35,396 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $2,362 has been reclassified between paid-in capital in excess of par and undistributed net investment income.

Core Bond Strategy Portfolio:
$1,020,856 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $11 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses.

Fundamental Growth Strategy Portfolio:
$49,779 has been reclassified between undistributed net investment income and accumulated net realized capital losses and $1 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par.

Global Allocation Strategy Portfolio:
$280,551 has been reclassified between accumulated net realized capital losses and accumulated net investment loss.

High Yield Portfolio:
$94,058 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $2 has been reclassified between undistributed net investment income and paid-in capital in excess of par.

Intermediate Government Bond Portfolio:
$2,124,363 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $1 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses.

Natural Resources Portfolio:
$997 has been reclassified between accumulated net realized capital losses and accumulated net investment loss and $4,218 has been reclassified between paid-in capital in excess of par and accumulated net investment loss.

These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the nine combined Portfolios' net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million.

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the year ended December 31, 2001, the Natural Resources Portfolio was reimbursed in the amount of $44,426.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of December 31, 2001, the following Portfolios in the Fund lent securities to MLPF&S:

                                                                       AMOUNT OF
                         PORTFOLIOS                           LOANED PORTFOLIO SECURITIES
-----------------------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................          $31,582,790
Fundamental Growth Strategy Portfolio.......................            2,493,576
-----------------------------------------------------------------------------------------

Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2001, cash collateral were invested for the following
Portfolios:

                                                                  MONEY MARKET SERIES         MERRILL LYNCH
                                                                  OF THE MERRILL LYNCH           PREMIER
                         PORTFOLIOS                             IN LIQUIDITY SERIES, LLC    INSTITUTIONAL FUND
--------------------------------------------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................          $36,328,575              $108,985,725
Capital Stock Portfolio.....................................            6,656,075                19,968,225
Fundamental Growth Strategy Portfolio.......................           15,846,300                47,538,900
Global Allocation Strategy Portfolio........................              767,850                 2,303,550
Natural Resources Portfolio.................................               42,500                   127,500
--------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2001, QA Advisors received securities lending agent fees for the following Portfolios:

                                                                SECURITIES LENDING
                         PORTFOLIOS                                 AGENT FEES
----------------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................          $1,460
Capital Stock Portfolio.....................................           1,415
Fundamental Growth Strategy Portfolio.......................           2,377
Global Allocation Strategy Portfolio........................             282
Natural Resources Portfolio.................................              76
----------------------------------------------------------------------------------

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $213,045 in the Balanced Capital Strategy Portfolio, $33,305 in the Capital Stock Portfolio, $237,638 in the Fundamental Growth Strategy Portfolio, $60,052 in the Global Allocation Strategy Portfolio, $2,188 in the High Yield Portfolio, and $2,346 in the Natural Resources Portfolio for the year ended December 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended December 31, 2001, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Capital Strategy Portfolio $2,593; Core Bond Strategy Portfolio $7,423; Global Allocation Strategy Portfolio $654; High Yield Portfolio $133 and Intermediate Government Bond Portfolio $2,555 for security price quotations to compute the net asset value of the Portfolios.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $159,007 in Balanced Capital Strategy Portfolio, $8,402 in Capital Stock Portfolio, $3,600 in Core Bond Strategy Portfolio, $11,878 in Fundamental Growth Strategy Portfolio, $4,683 in Global Allocation Strategy Portfolio, $3,721 in High Yield Portfolio, $10,878 in Intermediate Government Bond Portfolio, $17,333 in Money Reserves Portfolio, and $2,164 in Natural Resources Portfolio for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were as follows:

                                      BALANCED                                    FUNDAMENTAL       GLOBAL
                                      CAPITAL         CAPITAL       CORE BOND        GROWTH       ALLOCATION       HIGH
                                      STRATEGY         STOCK         STRATEGY       STRATEGY       STRATEGY        YIELD
                                     PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
Total Purchases..................  $1,801,203,931   $550,578,800   $352,547,304   $514,061,487   $166,542,369   $59,717,929
                                   ==============   ============   ============   ============   ============   ===========
Total Sales......................  $1,774,878,085   $531,389,650   $338,762,421   $545,966,335   $195,513,764   $60,868,816
                                   ==============   ============   ============   ============   ============   ===========

                                   INTERMEDIATE
                                    GOVERNMENT     NATURAL
                                       BOND       RESOURCES
                                    PORTFOLIO     PORTFOLIO
---------------------------------  -------------------------
Total Purchases..................  $281,417,423   $9,209,745
                                   ============   ==========
Total Sales......................  $272,182,741   $9,648,240
                                   ============   ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

As of December 31, 2001, unrealized appreciation/depreciation for Federal income tax purposes were as follows:

                                                                                                      FUNDAMENTAL       GLOBAL
                                                         BALANCED         CAPITAL       CORE BOND        GROWTH       ALLOCATION
                                                     CAPITAL STRATEGY      STOCK         STRATEGY       STRATEGY       STRATEGY
                                                        PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Appreciated securities.............................   $   49,103,079    $ 26,406,885   $  1,357,379   $ 21,663,153   $  6,483,604
Depreciated securities.............................      (94,596,692)    (11,482,540)    (1,413,314)   (27,211,758)   (18,216,993)
                                                      --------------    ------------   ------------   ------------   ------------
Net unrealized appreciation (depreciation).........   $  (45,493,613)   $ 14,924,345   $    (55,935)  $ (5,548,605)  $(11,733,389)
                                                      ==============    ============   ============   ============   ============
Cost for Federal income tax purposes, including
 options written...................................   $1,185,993,455    $272,420,315   $128,682,696   $426,275,138   $165,874,234
                                                      ==============    ============   ============   ============   ============

Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

                                             BALANCED
                                         CAPITAL STRATEGY               CAPITAL STOCK                 CORE BOND
                                             PORTFOLIO                    PORTFOLIO                   STRATEGY
                                    ---------------------------   --------------------------          PORTFOLIO
                                      REALIZED                      REALIZED     UNREALIZED    -----------------------
                                       GAINS        UNREALIZED       GAINS          GAINS       REALIZED    UNREALIZED
                                      (LOSSES)        LOSSES        (LOSSES)      (LOSSES)       GAINS        LOSSES
----------------------------------------------------------------------------------------------------------------------
Investments:
 Long-term securities.............  $(29,694,910)  $(40,310,288)  $(42,830,794)  $21,526,830   $3,746,284   $(136,885)
 Short-term securities............         3,426             --          9,734            --           83          --
 Financial futures contracts......            --             --         96,550            --           --          --
 Options written..................            --             --             --            --           --          --
                                    ------------   ------------   ------------   -----------   ----------   ---------
Total investments.................   (29,691,484)   (40,310,288)   (42,724,510)   21,526,830    3,746,367    (136,885)
                                    ------------   ------------   ------------   -----------   ----------   ---------
Currency transactions:
 Forward foreign exchange
   contracts......................       658,283             --         25,791            --           --          --
 Foreign currency transactions....      (398,692)        (1,330)         9,605          (121)          --          --
                                    ------------   ------------   ------------   -----------   ----------   ---------
Total currency transactions.......       259,591         (1,330)        35,396          (121)          --          --
                                    ------------   ------------   ------------   -----------   ----------   ---------
Total.............................  $(29,431,893)  $(40,311,618)  $(42,689,114)  $21,526,709   $3,746,367   $(136,885)
                                    ============   ============   ============   ===========   ==========   =========

                                           FUNDAMENTAL               GLOBAL ALLOCATION
                                              GROWTH                      STRATEGY
                                        STRATEGY PORTFOLIO               PORTFOLIO
                                    --------------------------   --------------------------
                                      REALIZED                    REALIZED      UNREALIZED
                                       GAINS       UNREALIZED       GAINS         GAINS
                                      (LOSSES)       LOSSES       (LOSSES)       (LOSSES)
----------------------------------  -------------------------------------------------------
Investments:
 Long-term securities.............  $(85,727,146)  $(4,861,288)  $(6,412,153)  $(11,129,830)
 Short-term securities............         3,998            --           822             --
 Financial futures contracts......            --            --    (1,334,642)        72,021
 Options written..................            --            --       303,049        (28,188)
                                    ------------   -----------   -----------   ------------
Total investments.................   (85,723,148)   (4,861,288)   (7,442,924)   (11,085,997)
                                    ------------   -----------   -----------   ------------
Currency transactions:
 Forward foreign exchange
   contracts......................            --            --     2,547,059        512,142
 Foreign currency transactions....       (49,779)         (721)   (2,566,173)       140,687
                                    ------------   -----------   -----------   ------------
Total currency transactions.......       (49,779)         (721)      (19,114)       652,829
                                    ------------   -----------   -----------   ------------
Total.............................  $(85,772,927)  $(4,862,009)  $(7,462,038)  $(10,433,168)
                                    ============   ===========   ===========   ============

Transactions in call options written for the year ended December 31, 2001 were as follows:

                                                                   GLOBAL ALLOCATION
                                                                   STRATEGY PORTFOLIO
                                                              ----------------------------
                                                               NOMINAL VALUE
                                                                COVERED BY       PREMIUMS
                                                              WRITTEN OPTIONS    RECEIVED
------------------------------------------------------------------------------------------
Outstanding call options written, beginning of year.........           --               --
Options written.............................................     $153,100        $ 444,521
Options expired.............................................      (90,100)        (249,186)
Options closed..............................................      (10,500)         (59,833)
                                                                 --------        ---------
Outstanding call options written, end of year...............     $ 52,500        $ 135,502
                                                                 ========        =========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

        HIGH         INTERMEDIATE        MONEY          NATURAL
       YIELD          GOVERNMENT        RESERVE        RESOURCES
     PORTFOLIO      BOND PORTFOLIO     PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------
    $  1,778,130     $  4,162,211     $    782,718    $ 1,858,801
     (24,569,157)      (1,433,088)         (39,243)    (1,128,258)
    ------------     ------------     ------------    -----------
    $(22,791,027)    $  2,729,123     $    743,475    $   730,543
    ============     ============     ============    ===========
    $ 96,949,917     $221,054,487     $504,732,608    $15,154,671
    ============     ============     ============    ===========

                                      INTERMEDIATE
                                       GOVERNMENT
            HIGH YIELD                    BOND                                        NATURAL RESOURCES
            PORTFOLIO                   PORTFOLIO              MONEY RESERVE              PORTFOLIO
    --------------------------   -----------------------         PORTFOLIO         -----------------------
     REALIZED                     REALIZED                 ---------------------                UNREALIZED
       GAINS       UNREALIZED      GAINS      UNREALIZED   REALIZED   UNREALIZED    REALIZED      GAINS
     (LOSSES)        LOSSES       (LOSSES)      GAINS       GAINS       GAINS        GAINS       (LOSSES)
----------------------------------------------------------------------------------------------------------
    $(9,025,199)  $(22,818,056)  $6,015,106   $2,736,091   $53,241     $743,475    $1,866,499    $763,517
          1,162             --          (44)         --         --           --            37          --
             --             --           --          --         --           --            --          --
             --             --           --          --         --           --            --          --
    -----------   ------------   ----------   ----------   -------     --------    ----------    --------
     (9,024,037)   (22,818,056)   6,015,062   2,736,091     53,241      743,475     1,866,536     763,517
    -----------   ------------   ----------   ----------   -------     --------    ----------    --------
             --             --           --          --         --           --            --          --
             --             --           --          --         --           --           997         (34)
    -----------   ------------   ----------   ----------   -------     --------    ----------    --------
             --             --           --          --         --           --           997         (34)
    -----------   ------------   ----------   ----------   -------     --------    ----------    --------
    $(9,024,037)  $(22,818,056)  $6,015,062   $2,736,091   $53,241     $743,475    $1,867,533    $763,483
    ===========   ============   ==========   ==========   =======     ========    ==========    ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                             BALANCED CAPITAL              CAPITAL STOCK                 CORE BOND
                                            STRATEGY PORTFOLIO               PORTFOLIO              STRATEGY PORTFOLIO
                                        --------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                      DOLLAR                       DOLLAR                      DOLLAR
DECEMBER 31, 2001                         SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold...........................     497,685   $   6,683,117      504,826   $  8,812,696    2,130,889   $ 24,155,975
Shares issued resulting from
 reorganization.......................   7,074,129      96,733,938           --             --           --             --
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................   2,104,746      27,637,933      155,269      2,686,428      621,067      7,003,030
                                        ----------   -------------   ----------   ------------   ----------   ------------
Total issued..........................   9,676,560     131,054,988      660,095     11,499,124    2,751,956     31,159,005
Shares redeemed.......................  (8,722,054)   (116,507,620)  (2,441,692)   (42,117,262)  (1,900,319)   (21,563,096)
                                        ----------   -------------   ----------   ------------   ----------   ------------
Net increase (decrease)...............     954,506   $  14,547,368   (1,781,597)  $(30,618,138)     851,637   $  9,595,909
                                        ==========   =============   ==========   ============   ==========   ============

                                           FUNDAMENTAL GROWTH
                                           STRATEGY PORTFOLIO
                                        -------------------------
FOR THE YEAR ENDED                                      DOLLAR
DECEMBER 31, 2001                         SHARES        AMOUNT
--------------------------------------  -------------------------
Shares sold...........................   1,479,414   $ 34,742,278
Shares issued resulting from
 reorganization.......................          --             --
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................     108,850      2,383,808
                                        ----------   ------------
Total issued..........................   1,588,264     37,126,086
Shares redeemed.......................  (4,000,487)   (90,953,778)
                                        ----------   ------------
Net increase (decrease)...............  (2,412,223)  $(53,827,692)
                                        ==========   ============

                                                 BALANCED CAPITAL              CAPITAL STOCK                 CORE BOND
                                                STRATEGY PORTFOLIO               PORTFOLIO              STRATEGY PORTFOLIO
                                            --------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                          DOLLAR                       DOLLAR                      DOLLAR
DECEMBER 31, 2000                             SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Shares sold...............................     446,410   $   8,000,133      602,318   $ 17,686,955      624,531   $  6,777,625
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................  14,333,099     210,846,599    5,017,930    100,282,979      688,416      7,409,779
                                            ----------   -------------   ----------   ------------   ----------   ------------
Total issued..............................  14,779,509     218,846,732    5,620,248    117,969,934    1,312,947     14,187,404
Shares redeemed...........................  (7,746,701)   (140,431,936)  (1,811,650)   (53,184,460)  (1,788,566)   (19,312,866)
                                            ----------   -------------   ----------   ------------   ----------   ------------
Net increase (decrease)...................   7,032,808   $  78,414,796    3,808,598   $ 64,785,474     (475,619)  $ (5,125,462)
                                            ==========   =============   ==========   ============   ==========   ============

                                               FUNDAMENTAL GROWTH
                                               STRATEGY PORTFOLIO
                                            -------------------------
FOR THE YEAR ENDED                                          DOLLAR
DECEMBER 31, 2000                             SHARES        AMOUNT
------------------------------------------  -------------------------
Shares sold...............................   2,030,189   $ 80,553,810
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................   5,199,440    145,026,560
                                            ----------   ------------
Total issued..............................   7,229,629    225,580,370
Shares redeemed...........................  (2,079,669)   (80,548,133)
                                            ----------   ------------
Net increase (decrease)...................   5,149,960   $145,032,237
                                            ==========   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                   INTERMEDIATE
        GLOBAL ALLOCATION                                           GOVERNMENT                  MONEY RESERVES
       STRATEGY PORTFOLIO          HIGH YIELD PORTFOLIO           BOND PORTFOLIO                  PORTFOLIO
    -------------------------   --------------------------   -------------------------   ----------------------------
                    DOLLAR                       DOLLAR                      DOLLAR                        DOLLAR
      SHARES        AMOUNT        SHARES         AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
       404,748   $  4,952,214     8,634,041   $ 53,708,935    1,997,945   $ 22,205,120    205,157,916   $ 205,157,916
                           --            --             --           --             --             --              --
            --
                    3,220,011     1,429,633      8,889,437    1,117,918     12,404,755     21,228,931      21,228,931
       269,909
    ----------   ------------   -----------   ------------   ----------   ------------   ------------   -------------
       674,657      8,172,225    10,063,674     62,598,372    3,115,863     34,609,875    226,386,847     226,386,847
    (1,833,597)   (22,461,724)  (10,910,190)   (69,064,656)  (2,448,906)   (27,222,255)  (221,144,494)   (221,144,494)
    ----------   ------------   -----------   ------------   ----------   ------------   ------------   -------------
    (1,158,940)  $(14,289,499)     (846,516)  $ (6,466,284)     666,957   $  7,387,620      5,242,353   $   5,242,353
    ==========   ============   ===========   ============   ==========   ============   ============   =============


         NATURAL RESOURCES
             PORTFOLIO
     -------------------------
                     DOLLAR
       SHARES        AMOUNT
---  -------------------------
      1,983,037   $ 22,284,116
             --             --
         13,756        142,510
     ----------   ------------
      1,996,793     22,426,626
     (2,234,813)   (24,469,607)
     ----------   ------------
       (238,020)  $ (2,042,981)
     ==========   ============

                                                                  INTERMEDIATE
        GLOBAL ALLOCATION                                          GOVERNMENT                  MONEY RESERVES
       STRATEGY PORTFOLIO         HIGH YIELD PORTFOLIO           BOND PORTFOLIO                  PORTFOLIO
    -------------------------   -------------------------   -------------------------   ----------------------------
                    DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------
       609,216   $ 10,288,816    8,034,184   $ 55,761,170    1,056,869   $ 11,243,419    196,846,816     196,846,816
                   29,258,655    1,287,562      8,990,381    1,184,512     12,510,938     32,060,537      32,060,537
     2,164,954
    ----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     2,774,170     39,547,471    9,321,746     64,751,551    2,241,381     23,754,357    228,907,353     228,907,353
    (1,777,779)   (29,526,794)  (8,659,133)   (61,691,964)  (3,294,619)   (34,776,532)  (292,642,337)   (292,642,337)
    ----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
       996,391   $ 10,020,677      662,613   $  3,059,587   (1,053,238)  $(11,022,175)   (63,734,984)  $ (63,734,984)
    ==========   ============   ==========   ============   ==========   ============   ============   =============


         NATURAL RESOURCES
             PORTFOLIO
     -------------------------
                     DOLLAR
       SHARES        AMOUNT
---  -------------------------
      2,074,846   $ 21,211,719
         14,069        161,509
     ----------   ------------
      2,088,915     21,373,228
     (1,851,714)   (18,531,896)
     ----------   ------------
        237,201   $  2,841,332
     ==========   ============

5. SHORT-TERM BORROWINGS:

The Fund (excluding the Money Reserve Portfolio), along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. COMMITMENTS:

At December 31, 2001, the Fundamental Growth Strategy Portfolio entered into foreign exchange contracts, under which it agreed to purchase various foreign currencies with an approximate value of $166,000.

7. REORGANIZATION PLAN:

On May 14, 2001, Balanced Capital Portfolio acquired all of the net assets of Balanced Portfolio, which was another portfolio of the Fund, pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 8,012,823 shares of common stock of Balanced Portfolio for 7,074,129 shares of common stock of the Balanced Capital Portfolio. Balanced Portfolio's net assets on that date of $96,733,938, including $1,516,400 of net unrealized depreciation and $2,601,537 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $1,242,095,821.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

8. DISTRIBUTIONS TO SHAREHOLDERS:

On January 2, 2002, the Board of Directors declared dividends per share payable on January 2, 2002 to shareholders of record as of January 2, 2002. In addition, on February 1, 2002, the Board of Directors declared dividends per share payable on February 1, 2002 to shareholders of record as of February 1, 2002 as follows:

PORTFOLIO                                                     ORDINARY
AS OF JANUARY 2, 2002                                          INCOME
----------------------------------------------------------------------
Core Bond Strategy..........................................  $.050423
High Yield..................................................   .072832
Intermediate Government Bond................................   .043620
----------------------------------------------------------------------

PORTFOLIO                                                     ORDINARY
AS OF FEBRUARY 1, 2002                                         INCOME
----------------------------------------------------------------------
Core Bond Strategy..........................................  $.047144
High Yield..................................................   .049911
Intermediate Government Bond................................   .046425
----------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

                                               BALANCED CAPITAL STRATEGY                                  CORE BOND STRATEGY
                                                       PORTFOLIO             CAPITAL STOCK PORTFOLIO           PORTFOLIO
                                               --------------------------   -------------------------   -----------------------
                                               12/31/2001     12/31/2000    12/31/2001    12/31/2000    12/31/2001   12/31/2000
-------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income............................  $27,637,933   $ 77,365,578   $2,686,428   $ 24,883,008   $7,003,030   $7,409,779
  Net long-term capital gains................           --    133,481,021          --      75,399,971          --
                                               -----------   ------------   ----------   ------------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS..................  $27,637,933   $210,846,599   $2,686,428   $100,282,979   $7,003,030   $7,409,779
                                               ===========   ============   ==========   ============   ==========   ==========

                                                   FUNDAMENTAL GROWTH          GLOBAL ALLOCATION
                                                   STRATEGY PORTFOLIO          STRATEGY PORTFOLIO       HIGH YIELD PORTFOLIO
                                                -------------------------   ------------------------   -----------------------
                                                12/31/2001    12/31/2000    12/31/2001   12/31/2000    12/31/2001   12/31/2000
------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income.............................  $2,383,808   $103,268,292   $3,220,011   $ 8,821,046   $8,889,437   $8,990,381
  Net long-term capital gains.................         --      41,758,268          --     20,437,609          --            --
                                                ----------   ------------   ----------   -----------   ----------   ----------
TOTAL TAXABLE DISTRIBUTIONS...................  $2,383,808   $145,026,560   $3,220,011   $29,258,655   $8,899,437   $8,990,381
                                                ==========   ============   ==========   ===========   ==========   ==========

                                               INTERMEDIATE GOVERNMENT         MONEY RESERVES
                                                   BOND PORTFOLIO                 PORTFOLIO           NATURAL RESOURCES PORTFOLIO
                                              -------------------------   -------------------------   ---------------------------
                                              12/31/2001    12/31/2000    12/31/2001    12/31/2000     12/31/2001     12/31/2000
---------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income...........................  $12,404,755   $12,510,938   $21,228,931   $32,060,537     $142,510       $161,509
  Net long-term capital gains...............           --            --            --            --           --             --
                                              -----------   -----------   -----------   -----------     --------       --------
TOTAL TAXABLE DISTRIBUTIONS.................  $12,404,755   $12,510,938   $21,228,931   $32,060,537     $142,510       $161,509
                                              ===========   ===========   ===========   ===========     ========       ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                       BALANCED CAPITAL                                     CORE BOND STRATEGY
                                                      STRATEGY PORTFOLIO       CAPITAL STOCK PORTFOLIO           PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income -- net..............       $     74,857               $         --                $   638,849
Undistributed long-term capital gains -- net......                 --                         --                         --
                                                         ------------               ------------                -----------
Total undistributed earnings -- net...............             74,857                         --                    638,849
Capital loss carryforward.........................        (50,959,563)(a)            (45,594,321)(b)             (3,235,549)(c)
Unrealized gains (losses) -- net..................        (47,178,133)*                7,532,527*                  (116,915)*
                                                         ------------               ------------                -----------
Total accumulated losses -- net...................       $(98,062,839)              $(38,061,794)               $(2,713,615)
                                                         ============               ============                ===========

                                                      FUNDAMENTAL GROWTH          GLOBAL ALLOCATION
                                                      STRATEGY PORTFOLIO         STRATEGY PORTFOLIO        HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income -- net..............       $      4,497               $      1,913               $    730,509
Undistributed long-term capital gains -- net......                 --                         --                         --
                                                         ------------               ------------               ------------
Total undistributed earnings -- net...............              4,497                      1,913                    730,509
Capital loss carryforward.........................        (78,533,293)(d)            (13,076,114)(e)            (19,966,974)(f)
Unrealized losses -- net..........................        (12,887,467)*              (11,954,825)*              (23,496,806)*
                                                         ------------               ------------               ------------
Total accumulated losses -- net...................       $(91,416,263)              $(25,029,026)              $(42,733,271)
                                                         ============               ============               ============

                                                         INTERMEDIATE
                                                        GOVERNMENT BOND            MONEY RESERVES            NATURAL RESOURCES
                                                           PORTFOLIO                  PORTFOLIO                  PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income -- net..............       $    940,576               $         --                 $      --
Undistributed long-term capital gains -- net......                 --                         --                        --
                                                         ------------               ------------                 ---------
Total undistributed earnings -- net...............            940,576                         --                        --
Capital loss carryforward.........................         (7,251,599)(g)                     --                  (234,573)(h)
Unrealized gains -- net...........................          2,448,532*                   743,475*                  660,101*
                                                         ------------               ------------                 ---------
Total accumulated earnings (losses) -- net........       $ (3,862,491)              $    743,475                 $ 425,528
                                                         ============               ============                 =========

(a) On December 31, 2001, the Fund had a net capital loss carryforward of $50,959,563, of which $2,257,152 expires in 2008 and $48,702,411 expires in
2009. This amount will be available to offset like amounts of any future taxable gains.
(b) On December 31, 2001, the Fund had a net capital loss carryforward of $45,594,321, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
(c) On December 31, 2001, the Fund had a net capital loss carryforward of $3,235,549, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.
(d) On December 31, 2001, the Fund had a net capital loss carryforward of $78,533,293, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
(e) On December 31, 2001, the Fund had a net capital loss carryforward of $13,076,114, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
(f) On December 31, 2001, the Fund had a net capital loss carryforward of $19,966,974, of which $230,736 expires in 2005, $3,240,218 expires in 2006,
$1,824,536 expires in 2007, $6,196,936 expires in 2008 and $8,474,548 expires in
2009. This amount will be available to offset like amounts of any future taxable gains.
(g) On December 31, 2001, the Fund had a net capital loss carryforward of $7,251,599, of which $1,511,126 expires in 2004, $2,464,376 expires in 2007 and
$3,276,097 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.
(h) On December 31, 2001, the Fund had a net capital loss carryforward of $234,573, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.
* The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post-October capital losses for tax purposes and/or the deferral of post-October currency losses for tax purposes.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERRILL LYNCH SERIES FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Series Fund, Inc. (comprising, respectively, the Balanced Capital Strategy (formerly Multiple Strategy), Capital Stock, Core Bond Strategy (formerly Long Term Corporate Bond), Fundamental Growth Strategy (formerly Growth Stock), Global Allocation Strategy (formerly Global Strategy), High Yield, Intermediate Government Bond, Money Reserve and Natural Resources Portfolios) as of December 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Series Fund, Inc. as of December 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 22, 2002

--------------------------------------------------------------------------------
MERRILL LYNCH SERIES FUND, INC.
OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                                                                FUND COMPLEX
                                      POSITION(S) HELD                               PRINCIPAL OCCUPATION(S)      OVERSEEN
    NAME, ADDRESS & AGE                  WITH FUND        LENGTH OF TIME SERVED        DURING PAST 5 YEARS       BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*                        President and       1999 to present         Chairman, Americas Region         196
800 Scudders Mill Road                 Director                                    since 2001, and Executive
Plainsboro, New Jersey 08536                                                       Vice President since 1983
Age: 61                                                                            of Fund Asset Management
                                                                                   ("FAM") and Merrill Lynch
                                                                                   Investment Managers, L.P.
                                                                                   ("MLIM"); President of
                                                                                   Merrill Lynch Mutual Funds
                                                                                   since 1999; President of
                                                                                   FAM Distributors, Inc.
                                                                                   ("FAMD") since 1986 and
                                                                                   Director thereof since
                                                                                   1991; Executive Vice
                                                                                   President and Director of
                                                                                   Princeton Services, Inc.
                                                                                   (Princeton Services") since
                                                                                   1993; President of
                                                                                   Princeton Administrators,
                                                                                   L.P. since 1988; Director
                                                                                   of Financial Data Services,
                                                                                   Inc., since 1985.
-----------------------------------------------------------------------------------------------------------------------------

----------------------------  -------------------

                              OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE        HELD BY DIRECTOR
----------------------------  -------------------
Terry K. Glenn*                      None
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Age: 61
----------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                                                                     FUND COMPLEX
                             POSITION(S) HELD                             PRINCIPAL OCCUPATION(S)      OVERSEEN
    NAME, ADDRESS & AGE         WITH FUND       LENGTH OF TIME SERVED**     DURING PAST 5 YEARS      BY DIRECTOR
------------------------------------------------------------------------------------------------------------------
M. Colyer Crum                 Director           1978 to present         James R. Williston              51
104 Westcliff Road                                                        Professor of Investment
Weston, Massachusetts 02493                                               Management Emeritus,
Age: 69                                                                   Harvard Business School
                                                                          since 1996
------------------------------------------------------------------------------------------------------------------
Laurie Simon Hodrick           Director           1999 to present         Professor of Finance            51
809 Uris Hall                                                             and Economics, Graduate
3022 Broadway                                                             School of Business,
New York, New York 10027                                                  Columbia University
Age: 39                                                                   since 1998; Associate
                                                                          Professor of Finance
                                                                          and Economics, Graduate
                                                                          School of Business,
                                                                          Columbia University
                                                                          from 1996 to 1998.
------------------------------------------------------------------------------------------------------------------

---------------------------  ------------------------

                               OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE          HELD BY DIRECTOR
---------------------------  ------------------------
M. Colyer Crum               Cambridge Bancorp
104 Westcliff Road
Weston, Massachusetts 02493
Age: 69
------------------------------------------------------------------------------------------------------------------
Laurie Simon Hodrick         Junior League of Central
809 Uris Hall                Westchester
3022 Broadway
New York, New York 10027
Age: 39
------------------------------------------------------------------------------------------------------------------

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Director's term is unlimited.

--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONCLUDED)

------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                                                                     FUND COMPLEX
                             POSITION(S) HELD                             PRINCIPAL OCCUPATION(S)      OVERSEEN
    NAME, ADDRESS & AGE         WITH FUND       LENGTH OF TIME SERVED**     DURING PAST 5 YEARS      BY DIRECTOR
------------------------------------------------------------------------------------------------------------------
Stephen B. Swensrud            Director           1983 to present         Chairman, Fernwood              90
88 Broad Street, 2nd Floor                                                Advisors since 1996.
Boston, Massachusetts 02110
Age: 68
------------------------------------------------------------------------------------------------------------------
J. Thomas Touchton             Director           1977 to present         Managing Partner of the         51
Suite 3405                                                                Witt Touchton Company
One Tampa City Center                                                     since 1972.
201 North Franklin Street
Tampa, Florida 33062
Age: 63
------------------------------------------------------------------------------------------------------------------
Fred G. Weiss                  Director           1999 to present         Managing Director of            51
16450 Maddalena Place                                                     FGW Associates since
Delray Beach, Florida 33446                                               1997; Vice President,
Age: 60                                                                   Planning Investment,
                                                                          and Development of
                                                                          Warner Lambert Co. from
                                                                          1979 to 1997.
** The Director's term is unlimited.
------------------------------------------------------------------------------------------------------------------

---------------------------  ------------------------

                               OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE          HELD BY DIRECTOR
---------------------------  ------------------------
Stephen B. Swensrud          Dana Farber Cancer
88 Broad Street, 2nd Floor   Institute; Federation
Boston, Massachusetts 02110  For American Immigration
Age: 68                      Reform
------------------------------------------------------------------------------------------------------------------
J. Thomas Touchton           Tampa Bay History Center
Suite 3405
One Tampa City Center
201 North Franklin Street
Tampa, Florida 33062
Age: 63
------------------------------------------------------------------------------------------------------------------
Fred G. Weiss                Watson Pharmaceutical,
16450 Maddalena Place        Inc.; BTG International
Delray Beach, Florida 33446  PLC; Michael J. Fox
Age: 60                      Foundation for
                             Parkinson's Research
** The Director's term is u
------------------------------------------------------------------------------------------------------------------

FUND OFFICERS

-----------------------------------------------------------------------------
                                  POSITION(S) HELD
      NAME, ADDRESS & AGE            WITH FUND        LENGTH OF TIME SERVED
-----------------------------------------------------------------------------
Donald C. Burke                   Vice President      Vice President since
P.O. Box 9011                     and Treasurer       1993; Treasurer since
Princeton, New Jersey 08543-9011                              1999
Age: 41
-----------------------------------------------------------------------------
Robert C. Doll, Jr.               Senior Vice            2000 to present
P.O. Box 9011                     President
Princeton, New Jersey 08543-9011
Age: 47
-----------------------------------------------------------------------------
Christopher Ayoub                 Senior Vice            1998 to present
P.O. Box 9011                     President
Princeton, New Jersey 08543-9011
Age: 45
-----------------------------------------------------------------------------
Walter Cuje                       Senior Vice            2001 to present
P.O. Box 9011                     President
Princeton, New Jersey 08543-9011
Age: 42
-----------------------------------------------------------------------------
Lawrence R. Fuller                Senior Vice            1993 to present
P.O. Box 9011                     President
Princeton, New Jersey 08543-9011
Age: 60
-----------------------------------------------------------------------------
Bryan N. Ison                     Senior Vice            2001 to present
P.O. Box 9011                     President
Princeton, New Jersey 08543-9011
Age: 45
-----------------------------------------------------------------------------
Vincent T. Lathbury, III          Senior Vice            1993 to present
P.O. Box 9011                     President
Princeton, New Jersey 08543-9011
Age: 60
-----------------------------------------------------------------------------
Kevin J. McKenna                  Senior Vice            1993 to present
P.O. Box 9011                     President
Princeton, New Jersey 08543-9011
Age: 44
-----------------------------------------------------------------------------

--------------------------------  ------------------------------------------------------------

      NAME, ADDRESS & AGE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  ------------------------------------------------------------
Donald C. Burke                   First Vice President of FAM and MLIM since 1997 and the
P.O. Box 9011                     Treasurer thereof since 1999; Senior Vice President and
Princeton, New Jersey 08543-9011  Treasurer of Princeton Services since 1999; Vice President
Age: 41                           of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
-----------------------------------------------------------------------------
Robert C. Doll, Jr.               President of FAM and MLIM since 2001; Co-Head (America's
P.O. Box 9011                     Region) of FAM and MLIM from 2000 to 2002; Director of
Princeton, New Jersey 08543-9011  Princeton Services since 1999; Chief Investment Officer of
Age: 47                           Oppenheimer Funds, Inc. in 1999 and Executive Vice President
                                  thereof from 1991 to 1999.
-----------------------------------------------------------------------------
Christopher Ayoub                 First Vice President of the Investment Advisor and certain
P.O. Box 9011                     of its affiliates since 1998; Vice President of the
Princeton, New Jersey 08543-9011  Investment Advisor and certain of its affiliates from 1985
Age: 45                           to 1998.
-----------------------------------------------------------------------------
Walter Cuje                       First Vice President of the Investment Adviser since 1997;
P.O. Box 9011                     Associate Portfolio Manager of the Investment Adviser since
Princeton, New Jersey 08543-9011  October 1993; Vice President of the Investment Adviser from
Age: 42                           July 1991 to 1997.
-----------------------------------------------------------------------------
Lawrence R. Fuller                First Vice President of the Investment Adviser since 1992.
P.O. Box 9011
Princeton, New Jersey 08543-9011
Age: 60
-----------------------------------------------------------------------------
Bryan N. Ison                     First Vice President of the Investment Adviser since 1997;
P.O. Box 9011                     Vice President of the Investment Adviser from 1985 to 1997.
Princeton, New Jersey 08543-9011
Age: 45
-----------------------------------------------------------------------------
Vincent T. Lathbury, III          Managing Director of Investment Adviser since 1997; Vice
P.O. Box 9011                     President of the Investment Adviser from 1982 to 1997;
Princeton, New Jersey 08543-9011  Portfolio Manager of the Investment Advisor and FAM since
Age: 60                           1982.
-----------------------------------------------------------------------------
Kevin J. McKenna                  Co-Head of MLIM Fixed Income-Americas since 2000; First Vice
P.O. Box 9011                     President and Head of Taxable Money Fund Group of the
Princeton, New Jersey 08543-9011  Investment Adviser from 1997 to 2000; Vice President of the
Age: 44                           Investment Adviser from 1985 to 1997.
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND OFFICERS (CONCLUDED)

-----------------------------------------------------------------------------
                                  POSITION(S) HELD
      NAME, ADDRESS & AGE            WITH FUND        LENGTH OF TIME SERVED
-----------------------------------------------------------------------------
Robert F. Murray                  Vice President         1998 to present
P.O. Box 9011
Princeton, New Jersey 08543-9011
Age: 43
-----------------------------------------------------------------------------
Jacqueline Rogers                 Vice President         1993 to present
P.O. Box 9011
Princeton, New Jersey 08543-9011
Age: 43
-----------------------------------------------------------------------------
Kurt Schansinger                  Senior Vice            2001 to present
P.O. Box 9011                     President
Princeton, New Jersey 08543-9011
Age: 40
-----------------------------------------------------------------------------
Robert M. Shearer                 Senior Vice            1998 to present
P.O. Box 9011                     President
Princeton, New Jersey 08543-9011
Age: 45
-----------------------------------------------------------------------------
Dennis W. Stattman                Senior Vice            2001 to present
P.O. Box 9011                     President
Princeton, New Jersey 08543-9011
Age: 49
-----------------------------------------------------------------------------
James J. Pagano                   Portfolio              2002 to present
P.O. Box 9011                     Manager
Princeton, New Jersey 08543-9011
Age: 39
-----------------------------------------------------------------------------
Allan J. Oster                    Secretary              1999 to present
P.O. Box 9011
Princeton, New Jersey 08543-9011
Age: 37
-----------------------------------------------------------------------------

--------------------------------  ------------------------------------------------------------

      NAME, ADDRESS & AGE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  ------------------------------------------------------------
Robert F. Murray                  Vice President of the Investment Adviser since 1993.
P.O. Box 9011
Princeton, New Jersey 08543-9011
Age: 43
-----------------------------------------------------------------------------
Jacqueline Rogers                 Vice President of the Investment Adviser since 1986.
P.O. Box 9011
Princeton, New Jersey 08543-9011
Age: 43
-----------------------------------------------------------------------------
Kurt Schansinger                  First Vice President of the Investment Adviser since 1997;
P.O. Box 9011                     Vice President of the Investment Adviser from January 1996
Princeton, New Jersey 08543-9011  to 1997.
Age: 40
-----------------------------------------------------------------------------
Robert M. Shearer                 First Vice President of the Investment Adviser since 1998;
P.O. Box 9011                     Vice President of the Investment Adviser from 1997 to 1998;
Princeton, New Jersey 08543-9011  Vice President and Assistant Portfolio Manager at David L.
Age: 45                           Babson and Company, Inc. from 1996 to 1997.
-----------------------------------------------------------------------------
Dennis W. Stattman                First Vice President of the Investment Adviser since 1997;
P.O. Box 9011                     Vice President of the Investment Adviser from 1989 to 1997.
Princeton, New Jersey 08543-9011
Age: 49
-----------------------------------------------------------------------------
James J. Pagano                   Vice President of MLIM since 1997.
P.O. Box 9011
Princeton, New Jersey 08543-9011
Age: 39
-----------------------------------------------------------------------------
Allan J. Oster                    Vice President (Legal Advisory) of the Investment Adviser
P.O. Box 9011                     since 2000; Attorney with the Investment Adviser from 1999
Princeton, New Jersey 08543-9011  to 2000; Associate, Drinker, Biddle & Reath LLP from 1996 to
Age: 37                           1999.
-----------------------------------------------------------------------------

PRINCIPAL OFFICE OF THE FUND                                Further information about the Fund's Officers and
Box 9011                                                    Directors is available in the Fund's Statement of
Princeton, New Jersey 08543-9011                            Additional Information, which can be obtained without
                                                            charge by calling 1-800-MER-FUND.
CUSTODIAN
The Bank of New York
110 Washington Street
New York, New York 10286

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.
--------------------------------------------------------------------------------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsor, Trustee and Holders
  of The Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A (2003 Trust),
  Series B (2005 Trust), Series C (2006 Trust),
  Series D (2007 Trust), Series E (2008 Trust),
  Series F (2009 Trust), Series G (2010 Trust),
  Series H (2011 Trust), Series I (2002 Trust),
  Series J (2013 Trust), Series K (2004 and 2014 Trusts) and
  Series L (2019 Trust) (the Funds):

We have audited the accompanying statements of condition of the Funds, including the portfolios, as of December 31, 2001 and the related statements of operations and of changes in net assets for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at December 31, 2001, as shown in such portfolios, were confirmed to us by JPMorgan Chase Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2001 and the results of their operations and changes in their net assets for the above-stated years in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, N.Y.
February 14, 2002

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2001

                                                               2003 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1).............................    $44,001,840
  Other....................................................        103,553
                                                               -----------
            Total trust property...........................     44,105,393

LESS LIABILITY - Other.....................................          5,134
                                                               -----------
NET ASSETS (Note 2)........................................    $44,100,259
                                                               ===========
UNITS OUTSTANDING..........................................     45,909,602
                                                               ===========
UNIT VALUE.................................................    $    .96059
                                                               ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENTS OF OPERATIONS

                                                                                    2003 TRUST
                                                                              YEARS ENDED DECEMBER 31,
                                                                     2001               2000               1999
INVESTMENT INCOME:
  Interest income............................................    $   17,185         $   17,888         $   20,187
  Accretion of original issue
    discount.................................................     3,288,774          3,263,398          3,456,482
  Trustee's fees and expenses................................       (12,758)           (13,235)           (14,447)
                                                                 ----------         ----------         ----------
  Net investment income......................................     3,293,201          3,268,051          3,462,222
                                                                 ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold...........................       288,531            357,199            704,433
  Unrealized appreciation (depreciation) of
    investments..............................................       170,572            475,713         (4,967,831)
                                                                 ----------         ----------         ----------
  Realized and unrealized gain (loss) on
    investments..............................................       459,103            832,912         (4,263,398)
                                                                 ----------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................................    $3,752,304         $4,100,963         $ (801,176)
                                                                 ==========         ==========         ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        2003 TRUST
                                                                                 YEARS ENDED DECEMBER 31,
                                                                       2001                 2000                1999
OPERATIONS:
  Net investment income......................................      $ 3,293,201          $ 3,268,051         $ 3,462,222
  Realized gain on securities sold...........................          288,531              357,199             704,433
  Unrealized appreciation (depreciation) of
    investments..............................................          170,572              475,713          (4,967,831)
                                                                   -----------          -----------         -----------
  Net increase (decrease) in net assets
    resulting from operations................................        3,752,304            4,100,963            (801,176)
                                                                   -----------          -----------         -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units...............................        1,554,156            1,336,807             598,839
  Redemptions of units.......................................       (3,301,709)          (5,296,921)         (6,430,805)
                                                                   -----------          -----------         -----------
  Net capital share transactions.............................       (1,747,553)          (3,960,114)         (5,831,966)
                                                                   -----------          -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS........................        2,004,751              140,849          (6,633,142)

NET ASSETS, BEGINNING OF YEAR................................       42,095,508           41,954,659          48,587,801
                                                                   -----------          -----------         -----------
NET ASSETS, END OF YEAR......................................      $44,100,259          $42,095,508         $41,954,659
                                                                   ===========          ===========         ===========
UNIT VALUE, END OF YEAR......................................      $    .96059          $    .88210         $    .79853
                                                                   ===========          ===========         ===========
UNITS OUTSTANDING, END OF YEAR...............................       45,909,602           47,721,894          52,539,538
                                                                   ===========          ===========         ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2001

                                                                   2005 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)................................     $22,587,208
  Other.......................................................          34,339
                                                                   -----------
           Total trust property...............................      22,621,547

LESS LIABILITY - Other........................................           9,848
                                                                   -----------
NET ASSETS (Note 2)...........................................     $22,611,699
                                                                   ===========
UNITS OUTSTANDING.............................................      25,230,507
                                                                   ===========
UNIT VALUE....................................................     $    .89620
                                                                   ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF OPERATIONS

                                                                                      2005 TRUST
                                                                               YEARS ENDED  DECEMBER 31,
                                                                       2001               2000               1999
INVESTMENT INCOME:
  Interest income..............................................    $    9,234         $    9,995         $   10,941
  Accretion of original issue discount.........................     1,409,908          1,475,018          1,571,255
  Trustee's fees and expenses..................................        (8,913)            (9,283)            (9,886)
                                                                   ----------         ----------         ----------
  Net investment income........................................     1,410,229          1,475,730          1,572,310
                                                                   ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold.............................       158,137            254,084            541,792
  Unrealized appreciation (depreciation) of
    investments................................................       421,188            931,121         (3,111,597)
                                                                   ----------         ----------         ----------
  Realized and unrealized gain (loss) on
    investments................................................       579,325          1,185,205         (2,569,805)
                                                                   ----------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..............................................    $1,989,554         $2,660,935         $ (997,495)
                                                                   ==========         ==========         ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CHANGES IN NET ASSETS

                                                             2005 TRUST
                                                      YEARS ENDED  DECEMBER 31,
                                                2001             2000             1999
OPERATIONS:
  Net investment income ................    $  1,410,229     $  1,475,730     $  1,572,310
  Realized gain on securities sold .....         158,137          254,084          541,792
  Unrealized appreciation (depreciation)
    of investments .....................         421,188          931,121       (3,111,597)
                                            ------------     ------------     ------------
  Net increase (decrease) in net assets
    resulting from operations ..........       1,989,554        2,660,935         (997,495)
                                            ------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units .........                          960,567
  Redemptions of units .................      (1,196,780)      (2,795,804)      (3,660,496)
                                            ------------     ------------     ------------
  Net capital share transactions .......      (1,196,780)      (1,835,237)      (3,660,496)
                                            ------------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS ..         792,774          825,698       (4,657,991)
NET ASSETS, BEGINNING OF YEAR ..........      21,818,925       20,993,227       25,651,218
                                            ------------     ------------     ------------
NET ASSETS, END OF YEAR ................    $ 22,611,699     $ 21,818,925     $ 20,993,227
                                            ============     ============     ============
UNIT VALUE, END OF YEAR ................    $     .89620     $     .82159     $     .72617
                                            ============     ============     ============
UNITS OUTSTANDING, END OF YEAR .........      25,230,507       26,556,977       28,909,581
                                            ============     ============     ============


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2001

                                                                2006 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)..............................    $9,235,252
  Other.....................................................         8,531
                                                                ----------
           Total trust property.............................     9,243,783

LESS LIABILITY - Other......................................         6,262
                                                                ----------
NET ASSETS (Note 2).........................................    $9,237,521
                                                                ==========
UNITS OUTSTANDING...........................................    10,679,800
                                                                ==========
UNIT VALUE..................................................    $   .86495
                                                                ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENTS OF OPERATIONS

                                                                                   2006 TRUST
                                                                            YEARS ENDED DECEMBER 31,
                                                                   2001               2000               1999
INVESTMENT INCOME:
  Interest income...........................................     $  3,473         $    3,505         $    3,845
  Accretion of original issue discount......................      508,874            510,408            509,644
  Trustee's fees and expenses...............................       (3,389)            (3,543)            (3,844)
                                                                 --------         ----------         ----------
  Net investment income.....................................      508,958            510,370            509,645
                                                                 --------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold..........................       35,310             55,706             27,728
  Unrealized appreciation (depreciation)
    of investments..........................................      206,747            561,120         (1,062,997)
                                                                 --------         ----------         ----------
  Realized and unrealized gain (loss) on
    investments.............................................      242,057            616,826         (1,035,269)
                                                                 --------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................     $751,015         $1,127,196         $ (525,624)
                                                                 ========         ==========         ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 2006 TRUST
                                                                          YEARS ENDED DECEMBER 31,
                                                                 2001               2000               1999
OPERATIONS:
  Net investment income..................................    $  508,958         $  510,370         $  509,645
  Realized gain on securities sold.......................        35,310             55,706             27,728
  Unrealized appreciation (depreciation)
    of investments.......................................       206,747            561,120         (1,062,997)
                                                             ----------         ----------         ----------
  Net increase (decrease) in net assets
    resulting from operations............................       751,015          1,127,196           (525,624)
                                                             ----------         ----------         ----------
CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units...........................       493,108            258,383
  Redemptions of units...................................      (429,408)        (1,154,077)          (189,073)
                                                             ----------         ----------         ----------
  Net capital share transactions.........................        63,700         __(895,694)          (189,073)
                                                             ----------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS....................       814,715            231,502           (714,697)
NET ASSETS, BEGINNING OF YEAR............................     8,422,806          8,191,304          8,906,001
                                                             ----------         ----------         ----------
NET ASSETS, END OF YEAR..................................    $9,237,521         $8,422,806         $8,191,304
                                                             ==========         ==========         ==========
UNIT VALUE, END OF YEAR..................................       $.86495            $.79516            $.69105
                                                                =======            =======            =======
UNITS OUTSTANDING, END OF YEAR...........................    10,679,800         10,592,539         11,853,450
                                                             ==========         ==========         ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2001

                                                                    2007 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)................................     $11,725,762
  Other.......................................................           2,645
                                                                   -----------
            Total trust property..............................      11,728,407
LESS LIABILITY - Other........................................           1,025
                                                                   -----------
NET ASSETS (Note 2)...........................................     $11,727,382
                                                                   ===========
UNITS OUTSTANDING.............................................      14,439,289
                                                                   ===========
UNIT VALUE....................................................     $    .81219
                                                                   ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENTS OF OPERATIONS

                                                                                  2007 TRUST
                                                                            YEARS ENDED DECEMBER 31,
                                                                   2001               2000               1999
INVESTMENT INCOME:
  Interest income.........................................    $    5,117         $    5,733        $     6,914
  Accretion of original issue discount....................       794,959            846,862            939,212
  Trustee's fees and expenses.............................        (5,046)            (5,697)            (6,854)
                                                              ----------         ----------         ----------
  Net investment income...................................       795,030            846,898            939,272
                                                              ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold........................       190,946            349,897            413,425
  Unrealized appreciation (depreciation) of
    investments...........................................       (53,314)           605,268         (2,423,766)
                                                              ----------         ----------         ----------
  Realized and unrealized gain (loss) on
    investments...........................................       137,632            955,165         (2,010,341)
                                                              ----------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................    $  932,662         $1,802,063        $(1,071,069)
                                                              ==========         ==========        ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       2007 TRUST
                                                                                YEARS ENDED DECEMBER 31,
                                                                      2001                 2000                1999
OPERATIONS:
  Net investment income.....................................     $   795,030          $   846,898         $   939,272
  Realized gain on securities sold..........................         190,946              349,897             413,425
  Unrealized appreciation (depreciation)
    of investments..........................................         (53,314)             605,268          (2,423,766)
                                                                 -----------          -----------         -----------
  Net increase (decrease) in net assets
    resulting from operations...............................         932,662            1,802,063          (1,071,069)
                                                                 -----------          -----------         -----------
CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units..............................         504,774
  Redemptions of units......................................      (1,067,997)          (2,205,907)         (2,247,198)
                                                                 -----------          -----------         -----------
  Net capital share transactions............................        (563,223)          (2,205,907)         (2,247,198)
                                                                 -----------          -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................         369,439             (403,844)         (3,318,267)
NET ASSETS, BEGINNING OF YEAR...............................      11,357,943           11,761,787          15,080,054
                                                                 -----------          -----------         -----------
NET ASSETS, END OF YEAR.....................................     $11,727,382          $11,357,943         $11,761,787
                                                                 ===========          ===========         ===========
UNIT VALUE, END OF YEAR.....................................     $    .81219          $    .75222         $    .64340
                                                                 ===========          ===========         ===========
UNITS OUTSTANDING, END OF YEAR..............................      14,439,289           15,099,248          18,280,661
                                                                 ===========          ===========         ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2001

                                                                 2008 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)..............................    $19,378,917
  Other.....................................................         36,602
                                                                -----------
            Total trust property............................     19,415,519
LESS LIABILITY - Other......................................          7,027
                                                                -----------
NET ASSETS (Note 2).........................................    $19,408,492
                                                                ===========
UNITS OUTSTANDING...........................................     25,922,871
                                                                ===========
UNIT VALUE..................................................    $    .74870
                                                                ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF OPERATIONS

                                                                                   2008 TRUST
                                                                             YEARS ENDED DECEMBER 31,
                                                                    2001               2000               1999
INVESTMENT INCOME
  Interest income..........................................    $    9,885         $   10,901         $   12,755
  Accretion of original issue
    discount...............................................     1,266,053          1,349,253          1,435,802
  Trustee's fees and expenses..............................        (9,057)            (9,682)           (10,653)
                                                               ----------         ----------         ----------
  Net investment income....................................     1,266,881          1,350,472          1,437,904
                                                               ----------         ----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold.........................       293,403            484,441            481,343
  Unrealized appreciation (depreciation)
    of investments.........................................      (238,550)         1,388,272         (3,961,819)
                                                               ----------         ----------         ----------
  Realized and unrealized gain (loss)
    on investments.........................................        54,853          1,872,713         (3,480,476)
                                                               ----------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................................    $1,321,734         $3,223,185        $(2,042,572)
                                                               ==========         ==========        ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   2008 TRUST
                                                             YEARS ENDED DECEMBER 31,
                                                     2001              2000              1999
OPERATIONS:
  Net investment income ...................     $  1,266,881      $  1,350,472      $  1,437,904
  Realized gain on securities sold ........          293,403           484,441           481,343
  Unrealized appreciation (depreciation) of
    investments ...........................         (238,550)        1,388,272        (3,961,819)
                                                ------------      ------------      ------------
  Net increase (decrease) in net assets
    resulting from operations .............        1,321,734         3,223,185        (2,042,572)
                                                ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional Units ............          362,917
  Redemptions of Units ....................       (1,551,578)       (3,362,291)       (2,273,793)
                                                ------------      ------------      ------------
  Net capital share transactions ..........       (1,188,661)       (3,362,291)       (2,273,793)
                                                ------------      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS .....          133,073          (139,106)       (4,316,365)
NET ASSETS, BEGINNING OF YEAR .............       19,275,419        19,414,525        23,730,890
                                                ------------      ------------      ------------
NET ASSETS, END OF YEAR ...................     $ 19,408,492      $ 19,275,419      $ 19,414,525
                                                ============      ============      ============
UNIT VALUE, END OF YEAR ...................     $     .74870      $     .69889      $     .58855
                                                ============      ============      ============
UNITS OUTSTANDING, END OF YEAR ............       25,922,871        27,579,932        32,987,304
                                                ============      ============      ============


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2001

                                                              2009 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1).............................   $8,963,919
  Other....................................................       15,094
                                                              ----------
            Total trust property...........................    8,979,013
LESS LIABILITY - Other.....................................        7,135
                                                              ----------
NET ASSETS (Note 2)........................................   $8,971,878
                                                              ==========
UNITS OUTSTANDING..........................................   12,782,888
                                                              ==========
UNIT VALUE.................................................   $   .70187
                                                              ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF OPERATIONS

                                                                                    2009 TRUST
                                                                             YEARS ENDED DECEMBER 31,
                                                                    2001               2000               1999
INVESTMENT INCOME:
  Interest income............................................    $  5,099         $    5,821        $     6,117
  Accretion of original issue discount.......................     625,798            644,482            617,452
  Trustee's fees and expenses................................      (4,928)            (5,815)            (6,081)
                                                                 --------         ----------        -----------

  Net investment income......................................     625,969            644,488            617,488
                                                                 --------         ----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold...........................     331,775             89,998             50,758
  Unrealized appreciation (depreciation) of
    investments..............................................    (398,934)         1,007,414         (1,657,161)
                                                                 --------         ----------        ----------- -
  Realized and unrealized gain (loss) on
    investments..............................................     (67,159)         1,097,412         (1,606,403)
                                                                 --------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS............................................    $558,810         $1,741,900        $  (988,915)
                                                                 ========         ==========        ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         2009 TRUST
                                                                                  YEARS ENDED DECEMBER 31,
                                                                        2001                 2000                1999
OPERATIONS:
  Net investment income......................................      $   625,969          $   644,488         $   617,488
  Realized gain on securities sold...........................          331,775               89,998              50,758
  Unrealized appreciation (depreciation) of
    investments..............................................         (398,934)           1,007,414          (1,657,161)
                                                                   -----------          -----------         -----------
  Net increase (decrease) in net assets
    resulting from operations................................          558,810            1,741,900            (988,915)
                                                                   -----------          -----------         -----------
CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units...............................                                                   279,335
  Redemptions of units.......................................       (1,648,300)            (633,718)           (303,364)
                                                                   -----------          -----------         -----------
  Net capital share transactions.............................       (1,648,300)            (633,718)            (24,029)
                                                                   -----------          -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS........................       (1,089,490)           1,108,182          (1,012,944)
NET ASSETS, BEGINNING OF YEAR................................       10,061,368            8,953,186           9,966,130
                                                                   -----------           ----------         -----------
NET ASSETS, END OF YEAR......................................      $ 8,971,878          $10,061,368         $ 8,953,186
                                                                   ===========          ===========         ===========
UNIT VALUE, END OF YEAR......................................      $    .70187          $    .66147         $    .54967
                                                                   ===========          ===========         ===========
UNITS OUTSTANDING, END OF YEAR...............................       12,782,888           15,210,688          16,288,248
                                                                   ===========          ===========         ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2001

                                                                                                 2010 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1).........................................................          $8,396,359
  Other................................................................................               8,196
                                                                                                 ----------
           Total trust property........................................................           8,404,555
LESS LIABILITY - Other.................................................................               1,518
                                                                                                 ----------
NET ASSETS (Note 2)....................................................................          $8,403,037
                                                                                                 ==========
UNITS OUTSTANDING......................................................................          12,939,587
                                                                                                 ==========
UNIT VALUE.............................................................................          $   .64941
                                                                                                 ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF OPERATIONS

                                                                                  2010 TRUST
                                                                            YEARS ENDED  DECEMBER 31,
                                                                   2001               2000               1999
INVESTMENT INCOME:
  Interest income............................................   $  5,721         $    5,993        $     6,071
  Accretion of original issue discount.......................    551,096            587,798            553,854
  Trustee's fees and expenses................................     (5,481)            (5,770)            (5,887)
                                                                --------         ----------         ----------
  Net investment income......................................    551,336            588,021            554,038
                                                                --------         ----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold...........................    201,355            210,731            138,067
  Unrealized appreciation (depreciation) of
    investments..............................................   (242,927)           961,365         (1,694,311)
                                                                --------         ----------        -----------
  Realized and unrealized gain (loss) on
    investments..............................................    (41,572)         1,172,096         (1,556,244)
                                                                --------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS............................................   $509,764         $1,760,117        $(1,002,206)
                                                                ========         ==========        ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      2010 TRUST
                                                                               YEARS ENDED  DECEMBER 31,
                                                                     2001                 2000                1999
OPERATIONS:
  Net investment income....................................      $  551,336           $  588,021          $  554,038
  Realized gain on securities sold.........................         201,355              210,731             138,067
  Unrealized appreciation (depreciation) of
    investments............................................        (242,927)             961,365          (1,694,311)
                                                                 ----------           ----------          ----------
  Net increase (decrease) in net assets
    resulting from operations..............................         509,764            1,760,117          (1,002,206)
                                                                 ----------           ----------          ----------
CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units.............................       1,244,620            4,464,119
  Redemptions of units.....................................      (2,431,196)          (4,476,073)         (2,104,112)
                                                                 ----------           ----------          ----------
  Net capital share transactions...........................      (1,186,576)             (11,954)         (2,104,112)
                                                                 ----------           ----------          ----------
NET INCREASE (DECREASE) IN NET ASSETS......................        (676,812)           1,748,163          (3,106,318)
NET ASSETS, BEGINNING OF YEAR..............................       9,079,849            7,331,686          10,438,004
                                                                 ----------           ----------          ----------
NET ASSETS, END OF YEAR....................................      $8,403,037           $9,079,849          $7,331,686
                                                                 ==========           ==========          ==========
UNIT VALUE, END OF YEAR....................................      $   .64941           $   .61992          $   .50818
                                                                 ==========           ==========          ==========
UNITS OUTSTANDING, END OF YEAR.............................      12,939,587           14,646,810          14,427,345
                                                                 ==========           ==========          ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2001

                                                               2011 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1).............................    $3,734,579
  Other....................................................        30,365
                                                               ----------
           Total trust property............................     3,764,944
LESS LIABILITY - Other.....................................           167
                                                               ----------
NET ASSETS (Note 2)........................................    $3,764,777
                                                               ==========
UNITS OUTSTANDING..........................................     6,053,123
                                                               ==========
UNIT VALUE.................................................    $   .62196
                                                               ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENTS OF OPERATIONS

                                                                                 2011 TRUST
                                                                           YEARS ENDED DECEMBER 31,
                                                                    2001            2000            1999
INVESTMENT INCOME:
  Interest income............................................    $  2,162        $  2,048       $   1,575
  Accretion of original issue discount.......................     212,973         184,513         132,963
  Trustee's fees and expenses................................      (2,179)         (1,926)         (1,544)
                                                                 --------        --------       ---------
  Net investment income......................................     212,956         184,635         132,994
                                                                 --------        --------       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold or redeemed...............      40,534          22,586          13,108
  Unrealized appreciation (depreciation) of investments......    (117,746)        430,247        (399,174)
                                                                 --------        --------       ---------
  Realized and unrealized gain (loss) on investments.........     (77,212)        452,833        (386,066)
                                                                 --------        --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS............................................    $135,744        $637,468       $(253,072)
                                                                 ========        ========       =========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              2011 TRUST
                                                                        YEARS ENDED DECEMBER 31,
                                                               2001               2000               1999
OPERATIONS:
  Net investment income................................   $  212,956         $  184,635         $  132,994
  Realized gain on securities sold.....................       40,534             22,586             13,108
  Unrealized appreciation (depreciation)
    of investments.....................................     (117,746)           430,247           (399,174)
                                                          ----------         ----------         ----------
  Net increase (decrease) in net assets
    resulting from operations..........................      135,744            637,468           (253,072)
                                                          ----------         ----------         ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units.........................      527,888          1,125,533
  Redemption of units..................................     (312,909)          (154,093)          (251,662)
                                                          ----------         ----------         ----------
  Net capital share transactions.......................      214,979            971,440           (251,662)
                                                          ----------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS..................      350,723          1,608,908           (504,734)
NET ASSETS, BEGINNING OF YEAR..........................    3,414,054          1,805,146          2,309,880
                                                          ----------         ----------         ----------
NET ASSETS, END OF YEAR................................   $3,764,777         $3,414,054         $1,805,146
                                                          ==========         ==========         ==========
UNIT VALUE, END OF YEAR................................   $   .62196         $   .59770         $   .48007
                                                          ==========         ==========         ==========
UNITS OUTSTANDING, END OF YEAR.........................    6,053,123          5,712,015          3,760,137
                                                          ==========         ==========         ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2001

                                                                   2002 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)................................    $13,509,183
  Other.......................................................         70,818
                                                                  -----------
           Total trust property...............................     13,580,001
LESS LIABILITY - Other........................................          3,369
                                                                  -----------
NET ASSETS (Note 2)...........................................    $13,576,632
                                                                  ===========
UNITS OUTSTANDING.............................................     13,580,122
                                                                  ===========
UNIT VALUE....................................................    $    .99974
                                                                  ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENTS OF OPERATIONS

                                                                                  2002 TRUST
                                                                            YEARS ENDED DECEMBER 31,
                                                                   2001               2000               1999
INVESTMENT INCOME:
  Interest income..........................................     $  4,438           $  4,678           $  4,770
  Accretion of original issue discount.....................      823,667            825,803            731,886
  Trustee's fees and expenses..............................       (4,835)            (2,428)            (7,304)
                                                                --------           --------           --------
  Net investment income....................................      823,270            828,053            729,352
                                                                --------           --------           --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on securities sold or
    redeemed...............................................        5,426            (45,320)            24,891
  Unrealized appreciation (depreciation) of
    investments............................................     (125,752)           131,519           (634,836)
                                                                --------           --------           --------
  Realized and unrealized gain (loss) on
    investments............................................     (120,326)            86,199           (609,945)
                                                                --------           --------           --------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..........................................     $702,944           $914,252           $119,407
                                                                ========           ========           ========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 2002 TRUST
                                                                           YEARS ENDED DECEMBER 31,
                                                                  2001               2000               1999
OPERATIONS:
  Net investment income.................................    $   823,270        $   828,053         $  729,352
  Realized gain (loss) on securities sold...............          5,426            (45,320)            24,891
  Unrealized appreciation (depreciation) of
    investments.........................................       (125,752)           131,519           (634,836)
                                                            -----------        -----------         ----------
  Net increase in net assets resulting
    from operations.....................................        702,944            914,252            119,407
                                                            -----------        -----------         ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units..........................      1,217,629          2,598,144
  Redemptions of units..................................       (615,906)        (2,412,400)          (900,964)
                                                            -----------         ----------         ----------
  Net capital share transactions........................        601,723            185,744           (900,964)
                                                            -----------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS...................      1,304,667          1,099,996           (781,557)
NET ASSETS, BEGINNING OF YEAR...........................     12,271,965         11,171,969         11,953,526
                                                            -----------        -----------        -----------
NET ASSETS, END OF YEAR.................................    $13,576,632        $12,271,965        $11,171,969
                                                            ===========        ===========        ===========
UNIT VALUE, END OF YEAR.................................    $    .99974        $    .94817        $    .87846
                                                            ===========        ===========        ===========
UNITS OUTSTANDING, END OF YEAR..........................     13,580,122         12,942,849         12,717,680
                                                            ===========        ===========        ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2001

                                                               2013 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1).............................    $1,276,852
  Other....................................................         2,083
                                                               ----------
           Total trust property............................     1,278,935
LESS LIABILITY - Other.....................................           102
                                                               ----------
NET ASSETS (Note 2)........................................    $1,278,833
                                                               ==========
UNITS OUTSTANDING..........................................     2,371,779
                                                               ==========
UNIT VALUE.................................................    $   .53919
                                                               ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENTS OF OPERATIONS

                                                                                2013 TRUST
                                                                          YEARS ENDED DECEMBER 31,
                                                                    2001            2000            1999
INVESTMENT INCOME:
  Interest income...........................................    $    913        $  1,275       $   1,279
  Accretion of original issue discount......................      87,893         103,074          95,708
  Trustee's fees and expenses...............................        (999)           (633)         (1,919)
                                                                --------        --------       ---------
  Net investment income.....................................      87,807         103,716          95,068
                                                                --------        --------       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed.............................................      96,217          35,542
  Unrealized appreciation (depreciation) of
    investments.............................................    (143,759)        240,912        (305,885)
                                                                --------        --------       ---------
  Realized and unrealized gain (loss) on
    investments.............................................     (47,542)        276,454        (305,885)
                                                                --------        --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................................    $ 40,265        $380,170       $(210,817)
                                                                ========        ========       =========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      2013 TRUST
                                                                                 YEARS ENDED DECEMBER 31,
                                                                        2001              2000                1999
OPERATIONS:
  Net investment income........................................    $   87,807         $  103,716         $   95,068
  Realized gain on securities sold.............................        96,217             35,542
  Unrealized appreciation (depreciation) of
    investments................................................      (143,759)           240,912           (305,885)
                                                                   ----------         ----------         ----------
  Net increase (decrease) in net assets resulting
    from operations............................................        40,265            380,170           (210,817)
                                                                   ----------         ----------         ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units.................................
  Redemption of units..........................................      (461,849)          (153,012)
                                                                   ----------         ----------         ----------
  Net capital share transactions...............................      (461,849)          (153,012)
                                                                   ----------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS..........................      (421,584)           227,158           (210,817)
NET ASSETS, BEGINNING OF YEAR..................................     1,700,417          1,473,259          1,684,076
                                                                   ----------         ----------         ----------
NET ASSETS, END OF YEAR........................................    $1,278,833         $1,700,417         $1,473,259
                                                                   ==========         ==========         ==========
UNIT VALUE, END OF YEAR........................................    $   .53919         $   .52290         $   .41520
                                                                   ==========         ==========         ==========
UNITS OUTSTANDING, END OF YEAR.................................     2,371,779          3,251,894          3,548,349
                                                                   ==========         ==========         ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF CONDITION

AS OF DECEMBER 31, 2001

                                                              2004 TRUST           2014 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)...........................    $11,019,703          $15,081,650
  Other..................................................          2,289               29,959
                                                             -----------          -----------
           Total trust property..........................     11,021,992           15,111,609
LESS LIABILITY - Other...................................            872                1,850
                                                             -----------          -----------
NET ASSETS (Note 2)......................................    $11,021,120          $15,109,759
                                                             ===========          ===========
UNITS OUTSTANDING........................................     11,778,317           30,357,639
                                                             ===========          ===========
UNIT VALUE...............................................    $    .93571          $    .49773
                                                             ===========          ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF OPERATIONS

                                                                                     2004 TRUST
                                                                                YEARS ENDED DECEMBER 31,
                                                                       2001              2000                1999
INVESTMENT INCOME:
  Interest income...............................................    $  4,343         $    4,326          $   4,043
  Accretion of original issue discount..........................     625,340            597,880            532,984
  Trustee's fees and expenses...................................      (4,259)            (4,197)            (3,890)
                                                                    --------         ----------          ---------
  Net investment income.........................................     625,424            598,009            533,137
                                                                    --------         ----------          ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold..............................      63,896             23,619             61,277
  Unrealized appreciation (depreciation)
    of investments..............................................     298,920            454,097           (808,067)
                                                                    --------         ----------          ---------
  Realized and unrealized gain (loss) on
    investments.................................................     362,816            477,716           (746,790)
                                                                    --------         ----------          ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...............................................    $988,240         $1,075,725          $(213,653)
                                                                    ========         ==========          =========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF OPERATIONS

                                                                                   2014 TRUST
                                                                              YEARS ENDED DECEMBER 31,
                                                                     2001              2000                1999
INVESTMENT INCOME:
  Interest income...........................................    $   11,985         $   15,470        $    23,378
  Accretion of original issue discount......................     1,005,555          1,228,274          1,752,879
  Trustee's fees and expenses...............................       (10,489)           (14,131)           (15,897)
                                                                ----------         ----------        -----------
  Net investment income.....................................     1,007,051          1,229,613          1,760,360
                                                                ----------         ----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on securities sold...................         8,879           (318,334)           460,505
  Unrealized appreciation (depreciation)
    of investments..........................................      (594,799)         3,699,435         (6,005,304)
                                                                ----------         ----------        -----------
  Realized and unrealized gain (loss)
    on investments..........................................      (585,920)         3,381,101         (5,544,799)
                                                                ----------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................................    $  421,131         $4,610,714        $(3,784,439)
                                                                ==========         ==========        ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  2004 TRUST
                                                                            YEARS ENDED DECEMBER 31,
                                                                   2001              2000                1999
OPERATIONS:
  Net investment income..................................    $   625,424        $   598,009         $  533,137
  Realized gain on securities sold.......................         63,896             23,619             61,277
  Unrealized appreciation (depreciation)
    of investments.......................................        298,920            454,097           (808,067)
                                                             -----------        -----------         ----------
  Net increase (decrease) in net assets
    resulting from operations............................        988,240          1,075,725           (213,653)
                                                             -----------        -----------         ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units...........................        742,105          1,071,650          1,362,662
  Redemptions of units...................................     (1,064,431)          (535,248)          (657,428)
                                                             -----------        -----------         ----------
  Net capital share transactions.........................       (322,326)           536,402            705,234
                                                             -----------        -----------         ----------
NET INCREASE IN NET ASSETS...............................        665,914          1,612,127            491,581
NET ASSETS, BEGINNING OF YEAR............................     10,355,206          8,743,079          8,251,498
                                                             -----------        -----------         ----------
NET ASSETS, END OF YEAR..................................    $11,021,120        $10,355,206         $8,743,079
                                                             ===========        ===========         ==========
UNIT VALUE, END OF YEAR..................................    $    .93571        $    .85591         $   .76881
                                                             ===========        ===========         ==========
UNITS OUTSTANDING, END OF YEAR...........................     11,778,317         12,098,431         11,372,192
                                                             ===========        ===========         ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 2014 TRUST
                                                                          YEARS ENDED DECEMBER 31,
                                                                2001                 2000                1999
OPERATIONS:
  Net investment income...............................     $ 1,007,051           $1,229,613         $ 1,760,360
  Realized gain (loss) on securities sold.............           8,879             (318,334)            460,505
  Unrealized appreciation (depreciation)
    of investments....................................        (594,799)           3,699,435          (6,005,304)
                                                           -----------           ----------         -----------
  Net increase (decrease) in net assets
    resulting from operations.........................         421,131            4,610,714          (3,784,439)
                                                           -----------           ----------         -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units........................                                                7,459,882
  Redemptions of units................................      (4,517,841)          (5,108,300)        (10,462,999)
                                                           -----------           ----------         -----------
  Net capital share transactions......................      (4,517,841)          (5,108,300)         (3,003,117)
                                                           -----------          -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS.................      (4,096,710)            (497,586)         (6,787,556)
NET ASSETS, BEGINNING OF YEAR.........................      19,206,469           19,704,055          26,491,611
                                                           -----------          -----------         -----------
NET ASSETS, END OF YEAR...............................     $15,109,759          $19,206,469         $19,704,055
                                                           ===========          ===========         ===========
UNIT VALUE, END OF YEAR...............................     $    .49773          $    .48673         $    .38287
                                                           ===========          ===========         ===========
UNITS OUTSTANDING, END OF YEAR........................      30,357,639           39,460,164          51,464,519
                                                           ===========          ===========         ===========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES L

STATEMENT OF CONDITION
AS OF DECEMBER 31, 2001

                                                                  2019 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)................................    $3,038,738
  Other.......................................................         3,882
                                                                  ----------
           Total trust property...............................     3,042,620

LESS LIABILITY - Other........................................         1,251
                                                                  ----------
NET ASSETS (Note 2)...........................................    $3,041,369
                                                                  ==========
UNITS OUTSTANDING.............................................     8,491,448
                                                                  ==========
UNIT VALUE....................................................    $   .35817
                                                                  ==========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES L

STATEMENTS OF OPERATIONS

                                                                                     2019 TRUST
                                                                               YEARS ENDED DECEMBER 31,
                                                                         2001            2000            1999
INVESTMENT INCOME:
  Interest income..............................................     $   3,422        $  3,764       $   1,696
  Accretion of original issue discount.........................       245,289         282,393         119,803
  Trustee's fees and expenses..................................        (2,779)         (2,920)         (1,367)
                                                                    ---------        --------       ---------
  Net investment income........................................       245,932         283,237         120,132
                                                                    ---------        --------       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed................................................       264,600          90,863          16,664
  Unrealized appreciation (depreciation) of
    investments................................................      (633,178)        617,869        (130,118)
                                                                    ---------        --------        --------
  Realized and unrealized gain (loss) on
    investments................................................      (368,578)        708,732        (113,454)
                                                                    ---------        --------        --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS....................................     $(122,646)       $991,969        $  6,678
                                                                    =========        ========        ========


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES L

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      2019 TRUST
                                                                                 YEARS ENDED DECEMBER 31,
                                                                        2001              2000                1999
OPERATIONS:
  Net investment income........................................    $  245,932         $  283,237        $   120,132
  Realized gain on securities sold.............................       264,600             90,863             16,664
  Unrealized appreciation (depreciation) of
    investments................................................      (633,178)           617,869           (130,118)
                                                                   ----------         ----------         ----------
  Net increase (decrease) in net assets resulting
    from operations............................................      (122,646)           991,969              6,678
                                                                   ----------         ----------         ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units.................................     1,886,183            799,209          9,355,980
  Redemption of units..........................................    (2,596,412)        (3,264,888)        (4,136,740)
                                                                   ----------         ----------         ----------
  Net capital share transactions...............................      (710,229)        (2,465,679)         5,219,240
                                                                   ----------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS..........................      (832,875)        (1,473,710)         5,225,918
NET ASSETS, BEGINNING OF YEAR..................................     3,874,244          5,347,954            122,036
                                                                   ----------         ----------         ----------
NET ASSETS, END OF YEAR........................................    $3,041,369         $3,874,244         $5,347,954
                                                                   ==========         ==========         ==========
UNIT VALUE, END OF YEAR........................................    $   .35817         $   .36308         $   .27597
                                                                   ==========         ==========         ==========
UNITS OUTSTANDING, END OF YEAR.................................     8,491,448         10,670,432         19,378,418
                                                                   ==========         ==========         ==========


                        See Notes to Financial Statements

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

1.      SIGNIFICANT ACCOUNTING POLICIES

        The Funds are registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

        (a) Securities are stated at value as determined by an independent evaluator based on bid side evaluations for the securities.

        (b) Cost of securities is based on offering side evaluations for the securities at Dates of Deposit. Cost of securities subsequent to such dates has been adjusted to include the accretion of original issue discount on the Stripped Treasury Securities. Realized gain and loss on sales of securities are determined using the first-in, first-out cost basis.

        (c) The Funds are not subject to income taxes. Accordingly, no provision for such taxes is required.

2.      NET ASSETS, DECEMBER 31, 2001

        Series A (2003 Trust)

        Cost of 45,909,602 units at Dates of Deposit...................    $11,603,470
        Less sales charge..............................................        203,061
                                                                           -----------
        Net amount applicable to Holders...............................     11,400,409
        Realized gain on securities sold...............................     14,648,436
        Unrealized appreciation of investments.........................      3,591,697
        Redemptions of units - net cost of units redeemed less
          redemption amounts...........................................     (7,586,889)
        Undistributed net investment income............................     22,046,606
                                                                           -----------
        Net assets.....................................................    $44,100,259
                                                                           ===========

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

2.     NET ASSETS, DECEMBER 31, 2001 (Continued)

       Series B (2005 Trust)

       Cost of 25,230,507 units at Dates of Deposit.............................................         $ 6,529,037
       Less sales charge........................................................................             114,258
                                                                                                         -----------
       Net amount applicable to Holders.........................................................           6,414,779
       Realized gain on securities sold.........................................................           7,161,689
       Unrealized appreciation of investments...................................................           1,907,568
       Redemptions of units - redemption amounts less net cost
         of units redeemed......................................................................            (497,479)
       Undistributed net investment income......................................................           7,625,142
                                                                                                         -----------
       Net assets...............................................................................         $22,611,699
                                                                                                         ===========
       Series C (2006 Trust)

       Cost of 10,679,800 units at Dates of Deposit.............................................         $ 3,173,413
       Less sales charge........................................................................              55,535
                                                                                                         -----------
       Net amount applicable to Holders.........................................................           3,117,878
       Realized gain on securities sold.........................................................           1,916,268
       Unrealized appreciation of investments...................................................             665,090
       Redemptions of units - net cost of units redeemed less
         redemption amounts.....................................................................           1,292,451
       Undistributed net investment income......................................................           2,245,834
                                                                                                         -----------
       Net assets...............................................................................         $ 9,237,521
                                                                                                         ===========

       Series D (2007 Trust)

       Cost of 14,439,289 units at Dates of Deposit.............................................         $ 2,869,900
       Less sales charge........................................................................              57,398
                                                                                                         -----------
       Net amount applicable to Holders.........................................................           2,812,502
       Realized gain on securities sold.........................................................           5,328,261
       Unrealized appreciation of investments...................................................           1,749,868
       Redemptions of units - net cost of units redeemed less
         redemption amounts.....................................................................          (2,773,448)
       Undistributed net investment income......................................................           4,610,199
                                                                                                         -----------
       Net assets...............................................................................         $11,727,382
                                                                                                         ===========

       Series E (2008 Trust)

       Cost of 25,922,871 units at Dates of Deposit.............................................          $5,176,505
       Less sales charge........................................................................             103,530
                                                                                                         -----------
       Net amount applicable to Holders.........................................................           5,072,975
       Realized gain on securities sold.........................................................          11,561,822
       Unrealized appreciation of investments...................................................           3,069,759
       Redemptions of units - net cost of units redeemed less
         redemption amounts.....................................................................          (8,354,074)
       Undistributed net investment income......................................................           8,058,010
                                                                                                         -----------

       Net assets...............................................................................         $19,408,492
                                                                                                         ===========

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

2.     NET ASSETS, DECEMBER 31, 2001 (Continued)

       Series F (2009 Trust)

       Cost of 12,782,888 units at Dates of Deposit.............................................          $2,793,856
       Less sales charge........................................................................              27,939
                                                                                                          ----------
       Net amount applicable to Holders.........................................................           2,765,917
       Realized gain on securities sold.........................................................             538,731
       Unrealized appreciation of investments...................................................           1,538,336
       Redemptions of units - net cost of units redeemed less
         redemption amounts.....................................................................             468,682
       Undistributed net investment income......................................................           3,660,212
                                                                                                          ----------
       Net assets...............................................................................          $8,971,878
                                                                                                          ==========

       Series G (2010 Trust)

       Cost of 12,939,587 units at Dates of Deposit.............................................          $3,547,835
       Less sales charge........................................................................              70,957
                                                                                                          ----------
       Net amount applicable to Holders.........................................................           3,476,878
       Realized gain on securities sold.........................................................           3,346,912
       Unrealized appreciation of investments...................................................             408,880
       Redemptions of units - net cost of units redeemed less
         redemption amounts.....................................................................             361,305
       Undistributed net investment income......................................................             809,062
                                                                                                          ----------
       Net assets...............................................................................          $8,403,037
                                                                                                          ==========

       Series H (2011 Trust)

       Cost of 6,053,123 units at Dates of Deposit..............................................          $1,605,232
       Less sales charge........................................................................              32,105
                                                                                                          ----------
       Net amount applicable to Holders.........................................................           1,573,127
       Realized gain on securities sold.........................................................             735,002
       Unrealized appreciation of investments...................................................             348,640
       Redemptions of units - net cost of units redeemed less
         redemption amounts.....................................................................             414,373
       Undistributed net investment income......................................................             693,635
                                                                                                          ----------
       Net assets...............................................................................          $3,764,777
                                                                                                          ==========

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

2.     NET ASSETS, DECEMBER 31, 2001 (Continued)

       Series I (2002 Trust)

       Cost of 13,580,122 units at Dates of Deposit.............................................         $11,170,238
       Less sales charge........................................................................             167,554
                                                                                                         -----------
       Net amount applicable to Holders.........................................................          11,002,684
       Realized gain on securities sold.........................................................             130,204
       Unrealized appreciation of investments...................................................              85,128
       Redemptions of units - net cost of units redeemed less
         redemption amounts.....................................................................            (891,973)
       Undistributed net investment income......................................................           3,250,589
                                                                                                         -----------
       Net assets...............................................................................         $13,576,632
                                                                                                         ===========

       Series J (2013 Trust)

       Cost of 2,371,779 units at Dates of Deposit..............................................         $   626,106
       Less sales charge........................................................................              12,522
                                                                                                         -----------
       Net amount applicable to Holders.........................................................             613,584
       Realized gain on securities sold.........................................................             116,273
       Unrealized appreciation of investments...................................................             208,194
       Redemptions of units - net cost of units redeemed less
         redemption amounts.....................................................................             (56,944)
       Undistributed net investment income......................................................             397,726
                                                                                                         -----------
       Net assets...............................................................................         $ 1,278,833
                                                                                                         ===========

       Series K (2004 Trust)

       Cost of 11,778,317 units at Dates of Deposit.............................................         $ 7,255,692
       Less sales charge........................................................................             145,114
                                                                                                         -----------
       Net amount applicable to Holders.........................................................           7,110,578
       Realized gain on securities sold.........................................................             835,733
       Unrealized appreciation of investments...................................................             618,417
       Redemption of units - net cost of units redeemed less
         redemption amounts.....................................................................             206,575
       Undistributed net investment income......................................................           2,249,817
                                                                                                         -----------
       Net assets...............................................................................         $11,021,120
                                                                                                         ===========

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

2.     NET ASSETS, DECEMBER 31, 2001 (Concluded)

       Series K (2014 Trust)

       Cost of 30,357,639 units at Dates of Deposit..........................    $ 9,583,236
       Less sales charge.....................................................        191,665
                                                                                 -----------
       Net amount applicable to Holders......................................      9,391,571
       Realized gain on securities sold......................................      3,091,988
       Unrealized depreciation of investments................................       (139,241)
       Redemptions of units - net cost of units redeemed less
         redemption amounts..................................................        397,444
       Undistributed net investment income...................................      2,367,997
                                                                                 -----------
       Net assets............................................................    $15,109,759
                                                                                 ===========

       Series L (2019 Trust)

       Cost of 8,491,448 units at Dates of Deposit...........................    $ 2,592,210
       Less sales charge.....................................................         51,715
                                                                                 -----------
       Net amount applicable to Holders......................................      2,540,495
       Realized gain on securities sold......................................        372,126
       Unrealized depreciation of investments................................       (145,427)
       Redemptions of units - net cost of units redeemed less
         redemption amounts..................................................         96,244
       Undistributed net investment income...................................        177,931
                                                                                 -----------
       Net assets............................................................    $ 3,041,369
                                                                                 ===========

3.     CAPITAL SHARE TRANSACTIONS

       Additional units were issued as follows:

           Series               Trust                    2001                      2000                       1999
             A                   2003                 1,741,889                 1,647,862                    745,575
             B                   2005                         0                 1,291,517                          0
             C                   2006                   611,979                   324,046                          0
             D                   2007                   664,938                         0                          0
             E                   2008                   507,371                         0                          0
             F                   2009                         0                         0                    476,294
             G                   2010                 1,985,325                 8,168,129                          0
             H                   2011                   868,594                 2,216,171                          0
             I                   2002                 1,263,871                 1,478,685                          0
             J                   2013                         0                         0                          0
             K                   2004                   855,219                 1,398,237                  1,749,845
             K                   2014                         0                         0                 17,787,517
             L                   2019                 5,064,626                 2,107,797                 33,092,500

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

3.      CAPITAL SHARE TRANSACTIONS (Continued)

        Units were redeemed as follows:

           Series               Trust                   2001                      2000                       1999
             A                   2003                 3,554,181                 6,465,506                  8,056,956
             B                   2005                 1,326,470                 3,644,121                  4,957,583
             C                   2006                   524,718                 1,584,957                    263,110
             D                   2007                 1,324,897                 3,181,413                  3,434,572
             E                   2008                 2,164,432                 5,407,372                  3,769,975
             F                   2009                 2,427,800                 1,077,560                    538,421
             G                   2010                 3,692,548                 7,948,664                  3,964,612
             H                   2011                   527,486                   264,293                    523,043
             I                   2002                   626,598                 1,253,516                  1,044,667
             J                   2013                   880,115                   296,455                          0
             K                   2004                 1,175,333                   671,998                    838,630
             K                   2014                 9,102,525                12,004,355                 26,354,397
             L                   2019                 7,243,610                10,815,783                 14,104,605

        Units may be redeemed at the office of the Trustee upon tender thereof generally on any business day or, in the case of uncertificated units, upon delivery of a request for redemption and payment of any relevant tax. The Trustee will redeem units either in cash or in kind at the option of the Holder as specified in writing to the Trustee.

4.      INCOME TAXES

        All items of income received, accretion of original issue discount, expenses paid, and realized gains and losses on securities sold are attributable to the Holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

        At December 31, 2001, the cost of investment securities for Federal income tax purposes was approximately equivalent to the adjusted cost as shown in each Trust's portfolio.

5.      DISTRIBUTIONS

        It is anticipated that each Trust will not make any distributions until the first business day following the maturity of its holdings in the Stripped Treasury Securities which are noninterest-bearing.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 2001

            PORTFOLIO NO.                                                                      ADJUSTED
            AND TITLE OF            INTEREST                                FACE                  COST               VALUE
             SECURITIES               RATE        MATURITIES               AMOUNT               (NOTE A)           (NOTE A)
Series A (2003 Trust)

1    Stripped Treasury
       Securities (Note B)               0%        8/15/03               $45,801,625          $40,230,232         $43,832,878
2    U.S. Treasury Bonds             11.125        8/15/03                   149,307              179,911             168,962
                                                                         -----------          -----------         -----------
     Total                                                               $45,950,932          $40,410,143         $44,001,840
                                                                         ===========          ===========         ===========

 Series B (2005 Trust)

1    Stripped Treasury
       Securities (Note B)               0%         2/15/05              $25,380,940          $20,579,561         $22,494,986
2        U.S. Treasury Bonds         11.625        11/15/04                   76,050              100,079              92,222
                                                                         -----------          -----------         -----------
     Total                                                               $25,456,990          $20,679,640         $22,587,208
                                                                         ===========          ===========         ===========

Series C (2006 Trust)

1    Stripped Treasury
       Securities (Note B)               0%        2/15/06              $ 10,944,000          $ 8,525,325         $ 9,192,001
2    U.S. Treasury Bonds              9.375        2/15/06                    36,260               44,837              43,251
                                                                         -----------          -----------         -----------
     Total                                                               $10,980,260          $ 8,570,162         $ 9,235,252
                                                                         ===========          ===========         ===========

Series D (2007 Trust)

1    Stripped Treasury
       Securities (Note B)               0%        2/15/07               $14,727,000          $ 9,918,189         $11,664,257
2    U.S. Treasury Bonds              9.375        2/15/06                    51,563               57,705              61,505
                                                                         -----------          -----------         -----------
     Total                                                               $14,778,563          $ 9,975,894         $11,725,762
                                                                         ===========          ===========         ===========

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 2001

            PORTFOLIO NO.                                                                        ADJUSTED
            AND TITLE OF              INTEREST                                FACE                  COST               VALUE
             SECURITIES                 RATE       MATURITIES                AMOUNT               (NOTE A)            (NOTE A)
Series E (2008 Trust)

1    Stripped Treasury
     Securities (Note B)                   0%        2/15/08               $25,901,000          $16,195,340         $19,257,627
2        U.S. Treasury Bonds            9.375        2/15/06                   101,684              113,818             121,290
                                                                           -----------          -----------         -----------
     Total                                                                 $26,002,684          $16,309,158         $19,378,917
                                                                           ===========          ===========         ===========

 Series F (2009 Trust)

 1   Stripped Treasury
       Securities (Note B)                 0%        2/15/09               $12,797,000          $ 7,366,834         $ 8,902,733
 2   U.S. Treasury Bonds               9.375         2/15/06                    51,296               58,749              61,186
                                                                           -----------          -----------         -----------
     Total                                                                 $12,848,296          $ 7,425,583         $ 8,963,919
                                                                           ===========          ===========         ===========

 Series G (2010 Trust)

1    Stripped Treasury
     Securities (Note B)                   0%        2/15/10               $12,807,000          $ 7,934,129         $ 8,334,271
2        U.S. Treasury Bonds            9.375        2/15/06                    52,052               53,350              62,088
                                                                           -----------          -----------         -----------
     Total                                                                 $12,859,052          $ 7,987,479         $ 8,396,359
                                                                           ===========          ===========         ===========

Series H (2011 Trust)

1    Stripped Treasury
       Securities (Note B)                 0%        2/15/11               $ 6,080,000          $ 3,358,058         $ 3,706,362
2    U.S. Treasury Bonds                9.375        2/15/06                    23,656               27,881              28,217
                                                                           -----------          -----------         -----------
     Total                                                                 $ 6,103,656          $ 3,385,939         $ 3,734,579
                                                                           ===========          ===========         ===========

Series I (2002 Trust)

1    Stripped Treasury
     Securities (Note B)                   0%        02/15/02              $13,528,000          $13,424,055         $13,509,183
                                                                           -----------          -----------         -----------
     Total                                                                 $13,528,000          $13,424,055         $13,509,183
                                                                           ===========          ===========         ===========

Series J (2013 Trust)

1    Stripped Treasury
     Securities (Note B)                   0%        02/15/13              $ 2,376,000          $ 1,058,168         $ 1,266,168
2        U.S. Treasury Bonds           10.375        11/15/12(C)                 8,328               10,490              10,684
                                                                           -----------          -----------         -----------
     Total                                                                 $ 2,384,328          $ 1,068,658         $ 1,276,852
                                                                           ===========          ===========         ===========

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 2001

     PORTFOLIO NO.                                                                            ADJUSTED
     AND TITLE OF                    INTEREST                               FACE                COST                VALUE
     SECURITIES                        RATE      MATURITIES                AMOUNT             (NOTE A)             (NOTE A)
Series K (2004 Trust)

1    Stripped Treasury
     Securities (Note B)                 0%        2/15/04               $11,693,000          $10,327,758         $10,944,870
2        U.S. Treasury Notes          5.875        2/15/04                    70,921               73,528              74,833
                                                                         -----------          -----------         -----------
     Total                                                               $11,763,921          $10,401,286         $11,019,703
                                                                         ===========          ===========         ===========

Series K (2014 Trust)

1    Stripped Treasury
     Securities (Note B)                 0%        2/15/14               $30,012,000          $15,076,427         $14,936,342
2        U.S. Treasury Bonds         11.250        2/15/15                    94,931              144,464             145,308
                                                                         -----------          -----------         -----------
     Total                                                               $30,106,931          $15,220,891         $15,081,650
                                                                         ===========          ===========         ===========

Series L (2019 Trust)

1    Stripped Treasury
     Securities (Note B)                 0%        2/15/19               $ 8,377,000          $ 3,138,733         $ 2,994,099
2      U.S. Treasury Bonds           8.8752        2/15/19                    33,274               45,432              44,639
                                                                         -----------          -----------         -----------
   Total                                                                 $ 8,410,274          $ 3,184,165         $ 3,038,738
                                                                         ===========          ===========         ===========

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO PORTFOLIOS
AS OF DECEMBER 31, 2001

Note A - See Note 1 to Financial Statements.

Note B - Stripped Treasury Securities consist of one or more of the following types of securities: (a) U.S. Treasury debt obligations which have been stripped of their remaining interest coupons, (b) interest coupons which have been stripped from U.S. Treasury debt obligations, and (c) receipts or certificates for underlying stripped U.S. Treasury debt obligations. The receipts or certificates evidence ownership of future interest or principal payments on U.S. Treasury notes or bonds. The receipts or certificates are issued in registered form by a major bank which acts as custodian and nominal holder of the underlying stripped U.S. Treasury debt obligation. The Stripped Treasury Securities are payable in full at maturity at their stated maturity amount and are not subject to redemption prior to maturity. The Stripped Treasury Securities do not make any periodic payments of interest.

Note C - Callable at par commencing 11/15/07.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES A - L
FINANCIAL HIGHLIGHTS

DECEMBER 31,  2001

                                            2003          2005          2006          2007         2008          2009        2010
                                           TRUST         TRUST         TRUST         TRUST         TRUST        TRUST        TRUST
PER UNIT OPERATING PERFORMANCE:
Net asset value, beginning of period   $ 0.88210     $ 0.82159     $ 0.79516     $ 0.75222     $ 0.69889    $ 0.66147    $ 0.61992
                                       --------------------------------------------------------------------------------------------

Operating Profit                         0.06935       0.05386       0.04752       0.05251       0.04736      0.04634      0.03769
Expenses                                (0.00027)     (0.00034)     (0.00031)     (0.00033)     (0.00034)    (0.00036)    (0.00037)
                                       --------------------------------------------------------------------------------------------
Net Investment Income                    0.06908       0.05352       0.04721       0.05218       0.04702      0.04598      0.03732
Realized & Unrealized Gain (Loss)
on Investments                           0.00963       0.02199       0.02245       0.00903       0.00204     (0.00493)    (0.00281)
                                       --------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations         0.07871       0.07551       0.06966       0.06121       0.04906      0.04105      0.03451
                                       --------------------------------------------------------------------------------------------
Net Capital Share Transactions          (0.00022)     (0.00090)      0.00013      (0.00124)      0.00075     (0.00065)    (0.00502)
                                       --------------------------------------------------------------------------------------------
Net asset value, end of period         $ 0.96059     $ 0.89620     $ 0.86495     $ 0.81219     $ 0.74870    $ 0.70187    $ 0.64941
                                       ============================================================================================

TOTAL RETURN:                              8.50%         8.73%         8.32%         7.76%         6.71%        5.92%        5.39%

RATIO TO AVERAGE NET ASSETS:
Expense                                   -0.03%        -0.04%        -0.04%        -0.04%        -0.05%       -0.05%       -0.06%
Net investment income                      7.46%         6.19%         5.64%         6.62%        6.43%        6.63%        5.83%

--------------------------------------------------------------------------------

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

59828-12/01